As filed with the Securities and Exchange Commission on April 30, 2012

Registration Nos. 333-149540

and 811-09507

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 4	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 32	☒

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3003 - 77th Avenue, S.E., Mercer Island, Washington 98040

(Address of Depositor’s Principal Executive Offices)

(206) 232-8400

(Depositor’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Garrett B. Paddor

Vice President, Corporate Secretary, and General Counsel

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2012 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable life insurance policies.

Prospectus

May 1, 2012

Farmers EssentialLife® Variable Universal Life

Flexible Premium Variable Universal Life Insurance Policy

Issued by

Farmers New World Life Insurance Company

Through

Farmers Variable Life Separate Account A

Home Office	Service Center
3003 – 77th Avenue, S.E.	P. O. Box 724208
Mercer Island, Washington 98040	Atlanta, Georgia 31139
Phone: (206) 232-8400	Phone: (877) 376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

This prospectus describes Farmers EssentialLife Variable Universal Life, an individual flexible premium variable life insurance policy (the “Policy”), issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (called the “Death Benefit Amount Payable”) that we will pay if the Insured dies while the Policy is in force. The amount of life insurance, and the number of years the Policy is in force, may increase or decrease, depending on the investment experience of the Subaccounts of the Farmers Variable Life Separate Account A (the “Variable Account”) in which you invest.

Investment Risk — Your Contract Value will vary according to the investment performance of the Portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the Subaccounts. You may be required to pay additional Premiums to keep the Policy in force if investment performance is too low. The Policy is not suitable as a short-term savings vehicle because the Surrender and insurance charges may be considerable.

Loans and Partial Surrenders — You may borrow against or withdraw money from this Policy, within limits. Loans and partial Surrenders reduce the Policy’s Death Benefit Amount Payable and its Cash Surrender Value, and increase the risk that your Policy will Lapse without value unless you pay additional Premiums. If your Policy Lapses while loans are outstanding, you will have no Cash Surrender Value and you will likely have to pay a significant amount in taxes.

You may choose one of two death benefit options. The death benefit will be at least the Face Amount shown on your Policy’s specifications page, adjusted for any increases or decreases in Face Amount, and reduced by any Outstanding Loan Amount and unpaid Monthly Deductions.

Tax Risk — Tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial Surrenders at any time in the future, or if you intend to keep the Policy in force after the Insured reaches Attained Age 100. You should consult a tax adviser to learn more about the tax risks of this Policy.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or to maintain this Policy through a loan or through Surrenders or partial Surrenders from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of Premiums. Please read the “Policy Risks” section of this prospectus. It describes some of the risks associated with investing in the Policy.

This Policy has 35 funding choices – one Fixed Account (paying at least a guaranteed minimum fixed rate of interest) and 34 Subaccounts. The Subaccounts invest in the following 34 Portfolios:

❑	Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

❑	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

❑	DWS Variable Series I – Class A Shares

DWS Bond VIP

DWS Global Small Cap Growth VIP

DWS International VIP

❑	DWS Variable Series II – Class A Shares

DWS Large Cap Value VIP

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Money Market VIP

❑	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

Fidelity VIP Growth Portfolio

Fidelity VIP Index 500 Portfolio

Fidelity VIP Mid Cap Portfolio

❑	Fidelity VIP Freedom Funds – Service Class 2 Shares

Fidelity VIP Freedom 2005 Portfolio

Fidelity VIP Freedom 2010 Portfolio

Fidelity VIP Freedom 2015 Portfolio

Fidelity VIP Freedom 2020 Portfolio

Fidelity VIP Freedom 2025 Portfolio

Fidelity VIP Freedom 2030 Portfolio

Fidelity VIP Freedom Income Portfolio

❑	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

Fidelity VIP FundsManager 20% Portfolio

Fidelity VIP FundsManager 50% Portfolio

Fidelity VIP FundsManager 70% Portfolio

Fidelity VIP FundsManager 85% Portfolio

❑	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Franklin Small-Mid Cap Growth Securities Fund

Franklin Small Cap Value Securities Fund

❑	Janus Aspen Series

Janus Aspen Balanced Portfolio (Service Shares)

Janus Aspen Forty Portfolio (Institutional Shares)

❑	PIMCO Variable Insurance Trust – Administrative Class Shares

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

PIMCO VIT Low Duration Bond Portfolio

❑	Principal Variable Contracts Fund, Inc. (“PVC”) – Class 2 Shares Strategic Asset Management (SAM) Portfolios

PVC SAM Balanced Portfolio

PVC SAM Conservative Balanced Portfolio

PVC SAM Conservative Growth Portfolio

PVC SAM Flexible Income Portfolio

PVC SAM Strategic Growth Portfolio

A prospectus for each of the Portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

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Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

Policy Benefits

Your Policy in General

Tax-Deferred Accumulation. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the Insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the Premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Policy transactions (such as transfers, loans and partial Surrenders) on your Contract Value.

Long-Term Savings Vehicle. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences if you decide to Surrender your Policy early; you may be required to pay a Surrender Charge that applies during the first nine years of the Policy and the first nine years after each increase in Face Amount.

Personalized Illustrations. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations, which are provided to you without charge, may help you to understand the long-term effects of different levels of investment performance, the possibility of Lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by applicable Policy fees and charges. The Fixed Account is part of our General Account.

Separate Account. You may allocate premium(s) and Contract Value to one or more Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the Subaccounts will vary each day with the investment experience of these Subaccounts. Investment returns may be negative and will be reduced by applicable Policy fees and charges. You bear the risk that the Contract Value of your Policy will decline as a result of the unfavorable investment performance of the Subaccounts you have chosen.

Premium Flexibility

Flexible Premiums. You can select a premium plan. You can vary the frequency and amount of Premiums subject to certain limitations discussed in the Premium Flexibility section of this Prospectus. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. After you pay an Initial Premium, you can pay subsequent Premiums (minimum $25) at any time. You may also choose to have Premiums deducted directly from your bank account.

Minimum PremiumsPremiums. Paying the minimum Premiums for the Policy may reduce your risk of Lapse, but will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

Right-to-Examine Period. You may cancel a Policy during the “Right-to-Examine Period” by returning it with a signed request for cancellation to our Home Office. If you decide to cancel the Policy during the Right-to-Examine Period, we will refund an amount equal to the greater of the sum of all Premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office.

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Death Benefit

•	As long as the Policy remains in force, we will pay a death benefit payment to the Beneficiary upon the death of the Insured.

•	You may choose one of two death benefit options under the Policy. If you do not choose a death benefit option, then the selection will automatically default to Option B.

•	Option A is a variable death benefit through Attained Age 99 that is the greater of:

¡	the Face Amount of your Policy plus the Contract Value on the date of the Insured’s death; or
¡	the Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

•	Option B is a level death benefit through Attained Age 99 that is the greater of:

¡	the Face Amount of your Policy on the date of the Insured’s death; or
¡	the Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

•	For Attained Ages 100 through 120, the death benefit equals the Contract Value.

•

Any death benefit will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and will be reduced by the amount of any Outstanding Loan Amount (and any interest you owe) and any due and unpaid Monthly Deductions.

•

Change in Death Benefit Option and Face Amount. After the first Policy year, you may change the death benefit option or increase or decrease the Face Amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Face Amount during the same Policy year, unless done simultaneously).

Full and Partial Surrenders

•

Full Surrender. At any time while the Policy is in force, you may submit a written request to fully Surrender your Policy and receive the Cash Surrender Value (that is, the Contract Value, minus the applicable Surrender Charge, minus any Monthly Deductions due and payable, and minus any Outstanding Loan Amount and any interest you owe). A Surrender may have tax consequences.

•

Partial Surrenders. After the first Policy year, you may submit a written request to withdraw part of the Cash Surrender Value, subject to the following rules. Partial Surrenders may have tax consequences.

¡	You may make only one partial Surrender each calendar quarter.
¡	You must request at least $500.
¡	You may not request more than 75% of the Cash Surrender Value.
¡

For each partial Surrender, we deduct a processing fee equal to the lesser of $25 or 2% of the partial Surrender from the Subaccounts and the Fixed Account on a pro-rata basis, or on a different basis if you so request.

¡	The Subaccounts and Fixed Account will be reduced by the amount of the partial Surrender on a pro-rata basis, or on a different basis if you so request.
¡	If you select a level death benefit (Option B), the Face Amount will be reduced by the amount of the partial Surrender (but not by the processing fee).

Transfers

•	Each Policy year, you may make an unlimited number of transfers from and among the Subaccounts and one transfer from the Fixed Account.

•	Transfers from Subaccounts must be a minimum of $250, or the total value in the Subaccount if less.

•

Transfers from the Fixed Account may not be for more than 25% of the value in the Fixed Account. If the balance in the Fixed Account after the transfer is less than $250, then the entire balance will be transferred.

•	We charge $25 for the 13th and each additional transfer during a Policy year.

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Loans

•

You may take a loan against the Policy for amounts up to the Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus the loan interest you would have to pay by the next Policy anniversary, and minus three Monthly Deductions, or the number of Monthly Deductions due before the next Policy anniversary, if fewer.

•	The loan amount requested must be at least $250, unless otherwise required by state law.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

•

For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.

•

You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, or the amount of the loan if less, and must be clearly marked as “loan repayment” or they will be credited as Premiums.

•	We deduct any unpaid loans, plus any interest you owe, from the Contract Value to determine the Cash Surrender Value (and from the Death Benefit on the Insured’s death).

•	A loan may have adverse tax consequences.

Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could Lapse without value, unless you pay additional Premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Contract Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate Premiums and Contract Value to the Fixed Account, we will credit your Contract Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.

Risks of Market Timing and Disruptive Trading

This Policy and the underlying Portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying Portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying Portfolios, see the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

Risk of Lapse

Paying the minimum premium is one way to reduce the risk that your Policy will Lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay Premiums at least as large as the current minimum premium. However, paying the minimum Premiums for the Policy will not necessarily keep your Policy in force.

You also increase the risk that your Policy will Lapse if you take out a loan, take partial Surrenders or increase the Face Amount of your Policy. These activities, any increase in the current charges, or any unfavorable investment returns will significantly increase the risk of your Policy lapsing. It is likely that additional Premiums will be necessary to keep your Policy in force until maturity.

For a full discussion on the conditions that will cause the Policy to enter the grace period and the Grace Premium Test, please see the “Policy Lapse and Reinstatement – Lapse” section of this prospectus.

Whenever your Policy enters the 61-day grace period, you must make a payment before the grace period ends that is large enough to keep your Policy in force. Market performance alone will not be deemed to constitute a sufficient payment. If you do not make a large enough payment before the end of the grace period, your Policy will terminate without value, insurance coverage will no longer be in force, and you will receive no benefits. A Policy Lapse may have adverse tax consequences.

6

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements to a Policy issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid.

Depending on the total amount of Premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then partial Surrenders and loans under a Policy will be taxable as ordinary income, to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of partial Surrenders and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a qualified tax adviser about such loans.

The federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial Surrenders at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches Attained Age 100. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Limits on Partial Surrenders

The Policy permits you to take only one partial Surrender in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Cash Surrender Value. You may not withdraw less than $500. If 75% of the Cash Surrender Value is less than $500, then a partial Surrender is not available.

A partial Surrender reduces the Cash Surrender Value and Contract Value and will increase the risk that the Policy will Lapse. A partial Surrender also may have tax consequences.

In addition, a partial Surrender will reduce the death benefit. If you select a level death benefit (Option B), a partial Surrender will permanently reduce the Face Amount by the amount of the partial Surrender (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a partial Surrender, the Face Amount will remain the same but the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%. As a result, the loan collateral does not participate in the investment results of the Subaccounts, nor does it receive as high an interest rate as amounts allocated to the Fixed Account. The longer the loan is outstanding, the greater the effect on Contract Value is likely to be. Depending on the investment results of the Subaccounts and the interest rates charged against the loan and credited to the Fixed Account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Amount Payable by the amount of the outstanding loan plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will Lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Cash Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the

7

Monthly Deduction when due, then the Policy will enter the 61-day grace period, and possibly Lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a qualified tax adviser about such loans.

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums you pay to keep the Policy in force.

Effects of Surrender Charges

There are significant Surrender Charges under this Policy during the first nine Policy years and during the nine years after any elected increase in Face Amount. It is likely that you will receive no Cash Surrender Value if you Surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Face Amount for a substantial period of time.

Even if you do not ask to Surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse. The Cash Surrender Value is one measure we use to determine whether your Policy will enter a grace period and possibly Lapse.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information.

There is no assurance that any of the Portfolios will achieve its stated investment objective.

8

Fee Table

The following tables describe the fees and charges that you will pay when buying and owning the Policy.1 If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics listed below. These charges may not be typical of the charges you will pay since the Insured under the Policy may not be of the same age, gender, and risk class as the representative Insured. Other fees or charges are not dependent on the Insured’s personal characteristics but rather are based on either (a) decisions or choices made by the Policy Owner, or (b) the Policy itself where the fees or charges apply to all Policy Owners.

The first table describes the fees and charges that you will pay when you pay Premiums, fully Surrender the Policy, partially Surrender the Policy, transfer cash value among the Subaccounts and the Fixed Account, increase the Face Amount of the Policy, request an additional annual report, or make a claim under the Accelerated Benefit Rider for Terminal Illness.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Premium Expense Charge (As a percentage of Premiums paid)	Upon payment of each premium	7% in all years	7% in years 1-10; 3% in years 11+
Partial Surrender Processing Fee (As a percentage of the amount withdrawn, not to exceed $25.00)	Upon partial Surrender	2.0%	2.0%
Surrender Charge[3] (Per $1,000 of Face Amount on Issue Date and on the Face Amount of any increase.)	Upon full Surrender of the Policy during first 9 Policy years, or within 9 years following any increase in Face Amount

¿ Minimum Charge in Policy Year 1[4]		$3.00	$3.00

¿ Maximum Charge in Policy Year 1[5]		$44.40	$44.40

¿ Charge for a Policy issued to a male at age 35, during Policy Year 1		$10.06	$10.06

[1]	The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.
[2]

We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[3]

The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the Issue Date; and (b) is the Surrender Charge for each increase in Face Amount. To calculate the Surrender Charge for the Face Amount on the Issue Date: (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Issue Age and the number of complete years that have eLapsed since your Policy was issued, then (ii) multiply this factor by the Face Amount on the Issue Date and divide the result by 1,000. To calculate the Surrender Charge for increases in Face Amount that are issued with the same Premium Class as that shown on your Policy specifications page: (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Attained Age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in Face Amount and divide the result by 1,000. For increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see Appendix C of this prospectus for an exhaustive list of Surrender Charge factor tables. The applicable Surrender Charge factor varies by Issue Age, gender, nicotine use, underwriting class, and number of full Policy years since the Issue Date. The Surrender Charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the Surrender Charges that apply to your Policy by contacting your agent and by referring to the Appendix C—Table of Factors in this prospectus.

[4]	This minimum charge is based on a female Insured age 0 at issue.
[5]	This maximum charge is based on a male Insured for a Policy that is issued at age 68.

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Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Transfer Charge	Upon transfer	$25	First 12 transfers in a Policy year are free, $25 for each subsequent transfer
Additional Annual Report Fee	Upon request for additional annual report	$25	$0
Optional Riders with Transaction Fees:
Accelerated Benefit Rider for Terminal Illness[6]	When a benefit is paid under this rider	$250 plus the actuarial discount	$150 plus the actuarial discount

The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including Portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Monthly Administration Charge	Monthly on the Issue Date and on each monthly due date	$12.00	$12.00, up to Attained Age 100
Cost of Insurance[7] for the Base Policy (No Special Premium Class Charge or Extra Ratings8)	Monthly on the Issue Date and on each monthly due date[11]	Per $1,000 of Risk Insurance Amount[12]	Per $1,000 of Risk Insurance Amount

¿ Minimum Charge[9]		$0.02	$0.01

¿ Maximum Charge[10]		$37.12	$37.12

¿ Charge for a Policy insuring a male, Issue Age 35, in the standard non-nicotine Premium Class, in Policy year 5 with a Face Amount less than $150,000		$0.12	$0.06

[6]

The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska, and will not exceed $250 in the other states. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit. The actuarial discount may be significant, depending on the death benefit amount being accelerated and the Moody's Corporate Bond Yield Averages Rate. The amount of the administrative fee and the actuarial discount will be communicated to the Policy Owner, who may accept or refuse the offer to accelerate the benefit.

[7]

Cost of insurance charges are based on the Insured’s Issue Age, gender, Premium Class, the Risk Insurance Amount, the number of months since the Issue Date, and the amount of the Face Amount. The cost of insurance rate you pay increases annually with the age of the Insured. We currently charge higher cost of insurance rates for Policies with a Face Amount of less than $150,000. If you reduce your Face Amount below $150,000 at any time, then the higher rates will apply in most cases. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[8]

Table rating factor charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[9]	The minimum charge is based on a female Insured, Issue Age 3, in the juvenile underwriting class.
[10]

This maximum charge is based on a male Insured, at Attained Age 99, in the nicotine underwriting class, who does not have a table rating factor charge. This maximum charge will be higher for a Policy with a table rating factor charge or a flat extra charge.

[11]	The cost of insurance charge is assessed until the Insured attains age 100.
[12]

The Risk Insurance Amount, on the Monthly Due Date, equals the adjusted death benefit, minus the adjusted Contract Value on that date. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective Monthly Due Date and deducting all applicable charges and fees, except the cost of insurance charge.

10

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Table Rating Factor Charge[13] (Factor multiplied by Cost of Insurance Charge)	Monthly on the Issue Date and on each monthly due date

¿ Minimum Charge		1	1

¿ Maximum Charge		5	5

¿ Charge for an Insured in a preferred or standard Premium Class (not in a Special Premium Class)		1	1
Flat Extra Charge[14] (Per $1,000 of Risk Insurance Amount)	Monthly on the Issue Date and on each monthly due date

¿ Minimum Charge		$0	$0

¿ Maximum Charge		$1.25	$1.25

¿ Charge for an Insured in a standard Premium Class		$0	$0
Monthly Underwriting and Sales Expense Charge[15,16] (Per $1,000 of original Face Amount and any Face Amount increase)	Monthly on Issue Date and on each Monthly Due Date during first 5 Policy years or within 5 years after any increase in Face Amount

¿ Minimum Charge[17]		$0.07	$0.06

¿ Maximum Charge[18]		$2.21	$2.21

¿ Charge for a Policy issued to a male at age 35, in a non-nicotine standard class, during the first year, Owner of a qualifying Farmers policy		$0.26	$0.21

[13]

If the Insured is in a special Premium Class, the cost of insurance charge will be the base rate times the table rating factor charge shown on the Policy specifications page. The table rating factor charge shown in the table may not be representative of the charges you will pay. If the table rating factor charge applies to your Policy, the factor will be shown on the Policy specifications page. You can obtain more information about this charge by contacting your agent.

[14]

A flat extra charge is assessed on Policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to Insureds in hazardous occupations, to Insureds who participate in hazardous avocations, such as aviation, and to Insureds with certain physical impairments. The flat extra charge can range from $0 to $1.25 monthly per $1,000 of Risk Insurance Amount, but the amount of the charge is determined and fixed for any particular Policy unless additional underwriting is performed to reduce or remove the flat extra charge. Any flat extra charge will be shown on the Policy specifications page. If no flat extra charge duration is shown in the Policy specifications page, the flat extra charge applies in all years until the Insured’s Attained Age of 100. The flat extra charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[15]

The monthly underwriting and sales expense charge is a flat charge that is assessed during the first 5 Policy years after issue or after an increase in Face Amount. The charge is set based on the Insured’s age at issue or when the Face Amount is increased; the rate of the charge will increase with the Insured’s age. The monthly underwriting and sales expense charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[16]

We will provide a discount of up to 20% on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy Owner, the payor of the Policy or the primary Insured on the Policy is an active driver on a Farmers auto policy, or is one of the named Insureds under a Farmers homeowner’s or renter’s policy, or owns another life insurance or commercial policy issued by us. We refer to this discount as the Monthly Underwriting and Sales Expense Charge discount, or “MUSEC discount.” We may also provide the MUSEC discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. Contact us or your agent for details. The size of the qualifying policy does not affect the amount of the discount.

[17]	This minimum charge is based on a female Insured that is 0 at issue, assuming no subsequent increases in Face Amount.
[18]	This maximum charge is based on a male Insured at age 80.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Mortality and Expense Risk Charge (As an annualized percentage of daily net assets in each Subaccount)	Daily	0.60%	0.30%
Loan Interest Spread[19]	At the end of each Policy year	4.0%	2.0%
Optional Riders with Periodic Charges:[20]
Accidental Death Benefit Rider[20] (Per $1,000 of rider Face Amount)	Monthly on the Issue Date and on each monthly due date

¿ Minimum Charge[21]		$0.08	$0.04

¿ Maximum Charge[22]		$0.56	$0.51

¿ Charge for an Insured at Attained Age 35		$0.08	$0.06
Monthly Disability Benefit Rider[20,23] (Per $100 of monthly benefit)	Monthly on Issue Date and on each Monthly Due Date

¿ Minimum Charge[24]		$6	$4

¿ Maximum Charge[25]		$62	$45

¿ Charge at the Insured’s Attained Age 35		$7	$4.5
Waiver of Deduction Rider[20,23] (As a percentage of all other monthly charges)	Monthly on the Issue Date and on each monthly due date

¿ Minimum Charge[24]		6%	4%

¿ Maximum Charge[25]		60%	45%

¿ Charge at the Insured’s Attained Age 35		7%	4.5%
Children’s Term Insurance Rider (Per $1,000 of rider amount)	Monthly on Issue Date and on each Monthly Due Date	$0.87	$0.78

[19]

The loan interest spread is the difference between the amount of interest we charge you for a loan (rate not to exceed 6.5%, compounded annually, guaranteed maximum) and the amount of interest we credit to the amount in your loan account (2.5% annually, guaranteed minimum). The maximum loan interest spread is 4% annually of the loan amount. The current loan interest spread is 2.0% annually of the loan amount in Policy years 1 through 15, and 0% in Policy years 16 and over.

[20]

Charges for the accidental death benefit rider, the monthly disability benefit rider, and waiver of deduction rider vary with the age of the Insured. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[21]	The minimum charge is based on a female Insured at Attained Age 11.
[22]

The maximum charge is based on a male Insured at Attained Age 69 whose occupation and/or avocations at issue lead us to believe the Insured’s risk of accidental death is roughly triple that of a representative Insured.

[23]

The monthly disability benefit rider charge and the waiver of deduction rider charge are dependent on the Insured’s Attained Age and generally increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[24]	The minimum charge is for an Insured at Attained Age 21.
[25]

The maximum charge is for an Insured at Attained Age 56 or older whose medical condition, occupation or avocations at issue lead us to believe the Insured’s risk of disability is roughly triple that of a representative Insured.

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The following table shows the range of Portfolio fees and expenses for the fiscal year ended December 31, 2011. Expenses of the Portfolios may be higher or lower in the future. You can obtain more detailed information concerning each Portfolio’s fees and expenses in the prospectus for each Portfolio.

Range of Annual Operating Expenses for the Portfolios During 20111

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.24%

[1]

The Portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2011. Current or future expenses may be greater or less than those shown.

Redemption Fees

A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a partial Surrender or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Portfolio prospectus.

Distribution Costs

For information concerning the compensation paid for the sale of the Policies, see the “Additional Information – Distribution of the Policies” section.

Personalized Illustrations

Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you, free of charge, with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3003—77th Avenue, S.E., Mercer Island, Washington 98040. We are obligated to pay all amounts promised under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at an annual net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 2.5% guaranteed rate.

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We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial Surrenders, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been reviewed by the staff of the SEC. However, Fixed Account disclosure is subject to general applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Variable Account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. Farmers may use the Variable Account to support other variable life insurance policies Farmers issues. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

The Variable Account is divided into Subaccounts, each of which invests in shares of one Portfolio of a fund.

Income, gains, and losses credited to, or charged against, a Subaccount of the Variable Account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The Variable Account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and from other variable life insurance policies supported by the Variable Account. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer to our General Account the excess related to seed capital, as well as earned fees and charges to which we are entitled under the Policy.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more Subaccounts may also be transferred to any other Subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a designated Portfolio of a fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio. Each fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each Portfolio are separate from the assets of any other Portfolio, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or losses of one Portfolio has no effect on the investment performance of any other Portfolio.

Each of the Portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.

Some of the Portfolios have been established by investment advisers that manage retail mutual Funds sold directly to the public having similar names and investment objectives to the Portfolios available under the Policy. While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual Funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual Funds and any similarly named Portfolio may differ substantially from the Portfolios available through this Policy.

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An investment in a Subaccount, or in any Portfolio, including the DWS Money Market VIP, is not Insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market Subaccount may become extremely low and possibly negative.

Investment Objectives of the Portfolios

The following table summarizes each Portfolio’s investment objective(s) and policies. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of the risks, conditions of investing, and fees and expenses of each Portfolio in the prospectuses for the Portfolios that are attached to this prospectus. You should read the prospectuses for the Portfolios carefully.

Portfolio	Investment Objective and Investment Advisor
Dreyfus VIF Opportunistic Small Cap Portfolio (Service Class Shares)	Seeks capital growth. Investment advisor is The Dreyfus Corporation.
DWS Bond VIP (Class A Shares)	The Fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. Deutsche Investment Management Americas Inc. is the investment advisor for the Fund.
DWS Large Cap Value VIP (Class A Shares)	The Fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000® Value Index and that Portfolio management believes are undervalued. Deutsche Investment Management Americas Inc. is the investment advisor for the Fund.
DWS Global Small Cap Growth VIP (Class A Shares)	The Fund seeks above-average capital appreciation over the long term. The Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S&P Developed Broad Market Index). Deutsche Investment Management Americas Inc. is the investment advisor for the Fund.
DWS Government & Agency Securities VIP (Class A Shares)	The Fund seeks high current income consistent with preservation of capital. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. Deutsche Investment Management Americas Inc. is the investment advisor for the Fund.
DWS High Income VIP (Class A Shares)	The Fund seeks to provide a high level of current income. Under normal circumstances, the Fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The Fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. Deutsche Investment Management Americas Inc. is the investment advisor for the Fund.
DWS International VIP (Class A Shares)	The Fund seeks long-term growth of capital. Although the Fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). Deutsche Investment Management Americas Inc. is the investment advisor for the Fund.

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Portfolio	Investment Objective and Investment Advisor
DWS Money Market VIP (Class A Shares)	The Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities. Deutsche Investment Management Americas Inc. is the investment advisor for the Fund.
Fidelity VIP Growth Portfolio (Service Class Shares)	The Fund seeks to achieve capital appreciation. FMR is the Fund’s manager. FMR Co., Inc. (FMRC) and other investment advisors serve as sub-advisors for the Fund.
Fidelity VIP Index 500 Portfolio (Service Class Shares)	The Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. Fidelity Management & Research Company (FMR) is the Fund’s manager. Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC) serve as the sub-advisors for the Fund.
Fidelity VIP Mid Cap Portfolio (Service Class Shares)	The Fund seeks long-term growth of capital. Fidelity Management and Research Company (FMR) is the Fund’s manager. FMR Co., Inc. (FMRC) and other investment advisors serve as sub-advisors for the Fund.
Fidelity VIP Freedom 2005 Portfolio	The Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisors, Inc. (Strategic Advisors), an affiliate of Fidelity Management & research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom 2010 Portfolio	The Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisors, Inc. (Strategic Advisors), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom 2015 Portfolio	The Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisors, Inc. (Strategic Advisors), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom 2020 Portfolio	The Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisors, Inc. (Strategic Advisors), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom 2025 Portfolio	The Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisors, Inc. (Strategic Advisors), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom 2030 Portfolio	The Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisors, Inc. (Strategic Advisors), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom Income Portfolio	The Fund seeks high total return with a secondary objective of principal preservation. Strategic Advisors, Inc. (Strategic Advisors), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP FundsManager 20% Portfolio	The Fund seeks high current income and, as a secondary objective, capital appreciation. Strategic Advisors, Inc. (Strategic Advisors), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP FundsManager 50% Portfolio	The Fund seeks high total return. Strategic Advisors, Inc. (Strategic Advisors), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.

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Portfolio	Investment Objective and Investment Advisor
Fidelity VIP FundsManager 70% Portfolio	The Fund seeks high total return. Strategic Advisors, Inc. (Strategic Advisors), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP FundsManager 85% Portfolio	The Fund seeks high total return. Strategic Advisors, Inc. (Strategic Advisors), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Franklin Small Cap Value Securities Fund (Class 2 Shares)	Seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. The investment advisor is Franklin Advisory Services, LLC.
Franklin Small-Mid Cap Growth Securities Fund (Class 2 Shares)	Seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies. The investment advisor is Franklin Advisors, Inc.
Janus Aspen Balanced Portfolio (Service Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Investment advisor is Janus Capital Management LLC.
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital. Investment advisor is Janus Capital Management LLC.
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment advisor is Pacific Investment Management Company LLC.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment advisor is Pacific Investment Management Company LLC.
PVC SAM Balanced Portfolio (Class 2 Shares)	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Conservative Balanced Portfolio (Class 2 Shares)	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Conservative Growth Portfolio (Class 2 Shares)	The Portfolio seeks to provide long-term capital appreciation. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Flexible Income Portfolio (Class 2 Shares)	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Strategic Growth Portfolio (Class 2 Shares)	The Portfolio seeks to provide long-term capital appreciation. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)	Seeks to provide capital growth, with current income as a secondary goal. Investment advisor is The Dreyfus Corporation.

In addition to the Variable Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Farmers nor the mutual Funds currently foresee any such disadvantages, either to variable life insurance policy Owners or to variable annuity contract Owners, each fund’s Board of Directors (Trustees) will monitor events in

17

order to identify any material conflicts between the interests of such variable life insurance policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy Owners and those given by variable annuity contract Owners.

If a fund’s Board of Directors (or Trustees) were to conclude that separate Funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined fund.

Please read the attached prospectuses for the Portfolios to obtain more complete information regarding the Portfolios.

Selection of the Portfolios

The Portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Portfolio’s adviser was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new Premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Policy Owners.

You are responsible for choosing to invest in the Portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Portfolio. After you select Subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the Portfolios that charge a 12b-1 fee. See the prospectuses for the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the Portfolios owned by the Subaccounts available under this Policy and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.10% to 0.25% and may be significant. Some service providers may pay us more than others.

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The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
Dreyfus	0.25%	Janus	0.25%
Fidelity	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	Principal	0.25%
*	Payments are based on a percentage of the average assets of each underlying Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by us.

•

Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the Portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Additional Information – Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each Portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new Portfolios or classes of Portfolio shares, remove or close existing Portfolios or classes of Portfolio shares, or substitute Portfolio shares held by any Subaccount for shares of a different Portfolio. New or substitute Portfolios or classes of Portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another Portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as you and other Policy Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio’s shareholders occurs, we will send voting materials to you. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Value you have in that Portfolio (as of a date set by the Portfolio). The number of votes you have will be calculated separately for each Subaccount in which you have an investment.

We do not require a minimum number of votes received from Policy Owners in order to cast our votes. Instead, if we do not receive your voting instructions, or if we do not receive them within the time allowed to cast your vote, we will vote our Portfolio shares attributable to your Policy in proportion to the instructions that we timely receive from all Policy Owners who have a voting interest in the Portfolio’s shares. Because we do not require a minimum number of votes received, one result of “proportional voting” is that a small number of Policy Owners, who choose to timely vote, may control the outcome of a vote.

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Should federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. Under current legal requirements, we may disregard the voting instructions we receive from Policy Owners only in certain narrow circumstances prescribed by SEC regulations. In the event we disregard voting instructions from Policy Owners, we will send a summary in the next annual report to impacted Policy Owners advising them of the actions and the reasons we took such action.

The Policy

Purchasing a Policy

To purchase a Policy, you must send the application and, in most cases, an Initial Premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your Initial Premium is allocated to one or more Subaccounts of the Variable Account and/or to the Fixed Account.

Acceptance of an application is subject to our insurance underwriting. Interest is not credited to your Initial Premium and any other amounts submitted with the application during the underwriting review process. This is true regardless of whether the application is declined or withdrawn, an offer to insure is not taken, or a Policy issued. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

We determine the minimum Face Amount (an amount that is used to determine the death benefit) for a Policy based on the Attained Age of the Insured when we issue the Policy. The minimum Face Amount for the preferred and premier Premium Classes is $150,000, $75,000 for standard/nicotine Premium Class Insureds age 21-50, and $50,000 for all others. The maximum Issue Age for Insureds in the preferred and premier underwriting classes is age 75; in the juvenile underwriting class is age 20; and in the standard Premium Classes is age 80. We base the minimum Initial Premium for your Policy on a number of factors including the age, gender and Premium Class of the Insured and the Face Amount. We currently require a minimum Initial Premium as shown on your Policy specifications page.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy. There will be a new Surrender Charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. This Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Temporary Insurance Coverage. If the primary proposed Insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed Insured and children to be covered under a Children’s Term Insurance Rider with temporary insurance coverage in the amount applied for (excluding any riders and supplemental benefits) or $500,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

•	The date insurance coverage under the Policy becomes effective;

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•

The date you receive notice that either the temporary insurance coverage or the application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

•	The date Farmers receives your signed request to cancel.

Insurance Coverage Under the Policy. If we issue the Policy as applied for, insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If we issue a Policy other than as applied for, insurance coverage under the Policy will take effect either upon the completion of all underwriting and Owner payment for and acceptance of the Policy, or on the Issue Date, whichever is later. The Issue Date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Insurance coverage under the Policy will not begin before the Issue Date printed in the Policy, if issued.

Generally, we will issue the Policy if we determine that the Insured meets our underwriting requirements, we accept the original application, and we receive the Owner’s payment. On the Issue Date, we will allocate your premium(s) (after subtracting the premium expense charge and the Monthly Deductions for the first month) to the Fixed Account until the Reallocation Date.

Backdating. We may sometimes backdate a Policy, if you request, by assigning an Issue Date earlier than the Record Date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. For a backdated Policy, Monthly Deductions, including cost of insurance charges and underwriting and sales expense charges, will begin on the backdated Issue Date. You will therefore incur charges for the period between the Issue Date and the Record Date as though insurance coverage under the Policy is in effect during this period, even though such coverage does not in fact begin until the Record Date (or a few days prior to the Record Date in some cases).

Cancelling a Policy (Right-to-Examine Period)

You may cancel a Policy during the “Right-to-Examine Period” by returning it with a signed request for cancellation to our Home Office. In most states, the Right-to-Examine Period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the Right-to-Examine Period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of the sum of all Premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy, which must be sent along with a signed request for cancellation to our Home Office.

Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the Right-to-Examine Period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the Right-to-Examine Period by returning it with a signed request for cancellation to our Home Office.

During the 30-day Right-to-Examine Period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the Subaccounts and Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all Premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office.

If you have directed that your premium be invested in the Subaccounts, rather than the Fixed Account, during the Right-to-Examine Period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office. Any amounts refunded will reflect the investment performance of the Subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Policy. If you decide to cancel this Policy after the Right-to-Examine Period has expired, we will impose a Surrender Charge on the transaction.

Other Policies

We offer other life insurance policies that have different investment options, death benefits, policy features, and optional benefits. These other policies also have different charges that would result in different performance levels than this Policy. For more information about the other policies, please contact our Home Office or your agent.

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Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the Ownership rights and privileges described in the Policy. The Insured is the Owner unless the application specifies a different person (another natural person or entity) as the Owner or a new Owner or co-Owner is named by the Owner. If the Owner dies before the Insured and no successor Owner is named, then Ownership of the Policy will pass to the Insured. The Owner may designate the Beneficiary (the person to receive the Death Benefit Amount Payable when the Insured dies) in the application.

Changing the Owner	• You may change the Owner by providing a written request to us at any time while the Insured is alive, subject to any existing assignments of your Policy.
• The change takes effect on the date that the written request is signed.
• We are not liable for any actions we may have taken before we received the written request.
• Changing the Owner does not automatically change the Beneficiary.
Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Selecting and Changing the Beneficiary	• If you designate more than one Beneficiary, then each Beneficiary shares equally in any Death Benefit Amount Payable unless the Beneficiary designation states otherwise.
• If the Beneficiary dies before the Insured, then any contingent Beneficiary becomes the Beneficiary.
• If both the Beneficiary and contingent Beneficiary die before the Insured, then we will pay the Death Benefit Amount Payable to the Owner or the Owner’s estate once the Insured dies.

•     You can request a delay clause that provides that if the Beneficiary dies within a specified number of days (maximum 180 days) following the Insured’s death, then the Death Benefit Amount Payable will be paid as if the Beneficiary had died first.

• You can change the Beneficiary by providing us with a written request while the Insured is living.
• The change in Beneficiary is effective as of the date you sign the written request.
• We are not liable for any actions we may have taken before we received the written request.
Assigning the Policy – Collateral Assignment	• You may assign Policy rights while the Insured is alive.
• The Owner retains any Ownership rights that are not assigned.
• The assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:
• bound by any assignment unless we receive and record a Written Notice of the assignment.
• responsible for the validity of any assignment.
• liable for any payment we made before we received Written Notice of the assignment.
Assigning the Policy may have tax consequences. See the “Federal Tax Considerations” section.

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Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the Variable Account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	reflect a change in the Variable Account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date (Insured’s Attained Age 121);
•	the date the Insured dies;
•	the end of the grace period without a sufficient payment; or
•	the date you Surrender the Policy in full.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the Premiums you pay. You do not have to pay Premiums according to any schedule. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

Before the Issue Date of the Policy (or if premium is paid on delivery of the Policy, before the Record Date), we will require you to pay the minimum premium indicated on your Policy specifications page. Thereafter, you may pay Premiums ($25 minimum) at any time. You must send all Premiums to our Service Center or to your agent. We reserve the right to limit the number and amount of any unscheduled Premiums. You may not pay any Premiums once the Insured reaches Attained Age 100.

We deduct a premium expense charge from each premium payment, after which the remainder of the premium payment is allocated to the Subaccounts and the Fixed Account based on your current allocation percentages for premium payments (Initial Premiums are assessed the premium expense charge and the remainder of the premium is allocated to the Fixed Account until the Reallocation Date). We retain the premium expense charge to compensate us for certain expenses such as premium taxes and selling expenses.

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned premium schedule that allows you to pay level Premiums at fixed intervals over a specified period of time. You are not required to pay Premiums according to this schedule. You may change the amount and frequency of your planned Premiums by sending us a written request. We have the right to limit the amount of any increase in planned Premiums. Even if you pay your planned Premiums on schedule, your Policy will Lapse unless your Cash Surrender Value is positive or your Policy passes the Grace Exemption Test. See the “Policy Risks – Risk of Lapse” and the “Policy Lapse and Reinstatement – Lapse” sections.

Electronic Payments and Billing. If you authorize electronic payment of your Premiums from your bank account, the total amount of Premiums being debited, must be at least $25 per month. If you request to be billed for

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your planned Premiums, the total amount billed must be at least $300 per year. You can be billed on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

You can stop paying Premiums at any time and your Policy will continue in force until the earlier of the Maturity Date (when the Insured reaches Attained Age 121), or the date when either (1) the Insured dies, or (2) the Policy Lapses, or (3) we receive your signed request to Surrender the Policy in full.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the Owner and give an explanation of the issue by sending a letter to the Owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or
b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the Owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess premium in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

Paying the minimum premium is one way to reduce the risk that your Policy will Lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay Premiums at least as large as the current minimum premium. However, paying the minimum Premiums for the Policy will not necessarily keep your Policy in force.

It is likely that you will be required to pay additional Premiums in order to keep your Policy in force until maturity.

For a full discussion on the conditions that will cause the Policy to enter the grace period, please see the “Policy Lapse and Reinstatement-Lapse” section of this prospectus.

The initial minimum premium is shown on your Policy specifications page. The minimum premium depends on a number of factors including the age, gender, and Premium Class of the proposed Insured, and the Face Amount.

The minimum premium will change if:

•	you increase or decrease the Face Amount;
•	you change the death benefit option;
•	you change or add a rider;
•	you take a partial Surrender when you have elected the level death benefit option (Option B); or
•	the Insured’s Premium Class changes (for example, from nicotine to non-nicotine, or from substandard to standard).

Your Policy can Lapse before maturity, depending on the amount of Premiums you pay, whether you take loans and partial Surrenders or increase the Face Amount of your Policy, if the investment results of the Subaccounts in which you invest your Contract Value are unfavorable, or whether your current insurance charge increases. Your agent can provide you with a personalized illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain Issue Ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy, so long as you do not take a loan or partial Surrender or increase the Face Amount of your Policy. This is not true for all ages, classes, and investment results, however. So we encourage you to ask your agent for a personalized illustration to help you decide what level of premium payments to pay in your particular circumstances.

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Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your Initial Premium(s) to one or more Subaccounts of the Variable Account and to the Fixed Account according to the following rules:

•	You must put at least 1% of each premium in any Subaccount you select or the Fixed Account.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional Premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the Subaccounts or the Fixed Account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of Subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by applicable Policy fees and charges. You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

On the Issue Date, we will allocate your premium(s) received, minus the premium expense charge, minus the Monthly Deduction(s), to the Fixed Account unless your state requires that we immediately allocate your premium to the Subaccounts. We also allocate any Premiums we receive from the Issue Date to the Reallocation Date (the Record Date, plus the number of days in your state’s right to examine period, plus 10 days) to the Fixed Account. While held in the Fixed Account, premium(s) will be credited with interest at the current Fixed Account rate. On the Reallocation Date, we will reallocate the Contract Value in the Fixed Account to the Subaccounts (at the unit value next determined) in accordance with the allocation percentages provided in the application.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all Premiums paid after the Reallocation Date on the Business Day they are received in our Service Center. We credit these Premiums to the Subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional Premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Your Contract Value:

•     varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, partial Surrenders and Policy loans);

• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each Subaccount, the loan account (the Loan Account Value), and the Fixed Account (the Fixed Account Value);
• is determined on the Issue Date and on each Business Day;
• on the Issue Date, equals the Initial Premium received, minus the premium expense charge, and minus the Monthly Deductions; and
• has no guaranteed minimum amount and may be more or less than Premiums paid.

Subaccount Value

Each Subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each Subaccount by multiplying the number of units that your Policy has in the Subaccount by the Accumulation Unit value of that Subaccount at the end of the Business Day.

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The number of units in any Subaccount on any Business Day equals:	• the number of units you had in any Subaccount at the end of the preceding Business Day; plus
• units purchased with additional Premiums since the preceding Business Day and allocated to the Subaccounts, net of the premium expense charge; plus
• units purchased via transfers from another Subaccount, the Fixed Account, or loan account, to the Subaccount since the preceding Business Day; minus
• units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the loan account, plus units redeemed to cover any associated transfer fees since the preceding Business Day; minus
• units redeemed to pay partial Surrenders and partial Surrender fees assessed against the Subaccount since the preceding Business Day; minus
• units redeemed to pay for the pro-rata share of the Monthly Deductions on the Business Day on or after the Monthly Due Date.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or partial Surrender, by the unit value for that Subaccount at the end of the Business Day for that transaction.

Subaccount Unit Value

The Accumulation Unit value (or price) of each Subaccount will reflect the investment performance of the Portfolio in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Business Day to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the Issue Date, the Fixed Account Value is equal to the Initial Premium paid, less the premium expense charge, less the first Monthly Deduction. Any subsequent premium payments that are received by us prior to the Reallocation Date, minus the premium expense charge, will also be allocated to the Fixed Account.

The Fixed Account Value on any Business Day after the Issue Date equals:	• the Fixed Account Value on the preceding Business Day plus interest from the preceding Business Day to the current Business Day; plus

•     the portion of the premium(s), minus the premium expense charge, allocated to the Fixed Account since the preceding Business Day, plus interest from the date such premium(s) were received to the current Business Day; plus

•     any amounts transferred to the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

•     the amount of any transfer from the Fixed Account to the Subaccounts and the loan account, and any associated transfer fees, since the preceding Business Day, plus interest on each transferred amount and transfer fees from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

•     the amount of any partial Surrenders and any applicable partial Surrender fees deducted from the Fixed Account since the preceding Business Day, plus interest on those Surrendered amounts from the effective date of each partial Surrender since the preceding Business Day to the current Business Day; minus

• the amount equal to a pro-rata share of the Monthly Deduction on the Business Day on or after each Monthly Due Date, for the month beginning on that Monthly Due Date.

Your Policy’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Policy.

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Loan Account Value

The Loan Account Value on any Business Day after the Issue Date equals:	• the Loan Account Value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•     the amount of any transfer from the loan account to the Subaccounts and the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the Fixed Account and Subaccounts to the loan account on a pro-rata basis, if sufficient Funds are available for transfer. Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, Surrender and loan benefits under the Policy, and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to Owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting Premiums, maintaining records, processing claims, affecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, and before we allocate the net premium payment to the Subaccounts and/or the Fixed Account, we deduct a premium expense charge currently equal to 7% of the premium payment for Premiums paid in Policy years 1-10 and 3% of the premium payment for Premiums paid in Policy years 11+. The premium expense charge will never exceed 7% of the premium payment. We determine the amount that we will allocate to the Subaccounts and the Fixed Account according to your instructions. For Policy years 1 through 10, the 7% of each premium that we retain is the sum of 4.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. For Policy years 11 and over, the 3% of each premium that we retain is the sum of 0.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.2%, the difference between the actual rate and the 2.2% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.

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Monthly Deduction

We take a Monthly Deduction from the Contract Value on the Issue Date and on the Business Day on or after each subsequent Monthly Due Date (the same day of each succeeding month as the Issue Date). We will make deductions by canceling units in each Subaccount and withdrawing Funds from the Fixed Account. We will take the Monthly Deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the sum of all Subaccounts and the Fixed Account on the Monthly Due Date). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction is equal to:

•	The monthly administration charge; plus
•	The cost of insurance charge for the Policy; plus
•	The monthly underwriting and sales expense charge, if any; plus
•	The risk charges of any attached riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $12.00. We may increase or decrease this charge but it is guaranteed never to be higher than $12.00.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the Face Amount, the Contract Value, the Insured’s Issue Age, gender, and Premium Class, and the number of months since the Issue Date) that will cause it to vary from Policy to Policy and from month to month.

The cost of insurance charge is equal to Risk of Insurance Amount divided by 1,000, then multiplied by the number produced from the following:

1.	the monthly cost of insurance rate per $1,000; times
2.	the table rating factor charge for your Policy, if any, as shown on your Policy’s specifications page; plus
3.	the flat extra charge for your Policy, if any, as shown on your Policy’s specifications page.

The guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A (or on your Policy specifications page), except that a different table of guaranteed maximum monthly cost of insurance rate per $1,000 may apply to increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page.

The table rating factor charge is a factor by which the cost of insurance rate may be multiplied if this Policy is in a special Premium Class. This factor is applied to both current and guaranteed cost of insurance rates. This factor is deducted as part of the cost of insurance charge and compensates us for additional costs associated with policies in a special Premium Class. If applicable to you, your Policy specifications page will show you the amount of this factor.

The flat extra charge is an extra amount that may be added to the cost of insurance charge if your Policy is in a special Premium Class. The flat extra charge is a rate per $1,000 of Risk Insurance Amount per month. This charge, if any, will be shown on your Policy’s specifications page. This charge compensates us for additional costs we anticipate from Policies in a special Premium Class.

The Risk Insurance Amount on the Monthly Due Date is:

1.	the adjusted death benefit; minus
2.	the adjusted Contract Value on that date.

The adjusted death benefit and the adjusted Contract Value are what the death benefit and the Contract Value would be on that date if the cost of insurance charge for this Policy was zero. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective Monthly Due Date and deducting all applicable charges and fees, except the cost of insurance charge.

The Risk Insurance Amount may increase or decrease each month depending on investment experience of the Portfolios in which you are invested, the payment of additional Premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial Surrenders, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

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Cost of insurance rates are based on the Insured’s age, gender, Premium Class of the Insured, the Risk Insurance Amount, the number of months since the Issue Date, and the amount of the Face Amount. The cost of insurance rates are generally higher for male Insureds than for female Insureds of the same age and Premium Class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. Sample rates are shown in Appendix A.

The Premium Class of the Insured will affect the cost of insurance rates. We currently place Insureds into premier, preferred and standard Premium Classes and into special Premium Classes involving higher mortality risks. The cost of insurance rates for Insureds in special Premium Classes involving higher mortality risks are multiples of the standard rates. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a table rating factor charge shown on your Policy specifications page.

We calculate the cost of insurance separately for the initial Face Amount and for any increase in Face Amount. If you request and we approve an increase in your Policy’s Face Amount, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.

The Policies are based on 2001 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and Premium Class. We also offer Policies based on unisex mortality tables if required by state law.

We currently charge cost of insurance rates that are higher for Policies having a Face Amount less than $150,000. If you reduce your Face Amount below $150,000 at any time, then the higher rates will apply in most cases.

Monthly Underwriting and Sales Expense Charge. We deduct this charge each month during the first 5 Policy years after the Issue Date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 5 Policy years each time you choose to increase the Face Amount after the Issue Date. The rate for this charge depends upon the Insured’s age at issue or at the time of any increase in Face Amount. The charge is calculated by multiplying the rate for this charge by the amount of Face Amount issued or by the amount by which the Face Amount is increased above the Face Amount immediately prior to the current increase. The underwriting and sales expense charge is not imposed on any increases in Face Amount that are due to a change in death benefit option. The monthly underwriting and sales expense charge will not be reduced as a result of a reduction in the Face Amount.

The amount of the monthly underwriting and sales expense charge is computed on the Issue Date, or on the Monthly Due Date for increases in Face Amount, as follows:

1.	Find the appropriate monthly underwriting and sales expense charge per $1,000 for the Insured’s Issue Age in Appendix B; then
2.	Multiply this charge per $1,000 by the original Face Amount; and then
3.	Divide the result by 1,000.

If you choose to increase the Face Amount after the Issue Date, we will assess an additional monthly underwriting and sales expense charge for 5 years after the increase takes effect. The additional charge will be assessed only on the amount of the increase in Face Amount, using the charge applicable to the Insured’s Attained Age at the time of the increase. The additional charge will be calculated by following the four steps outlined above.

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Monthly Underwriting and Sales Expense Charge discount (“MUSEC discount”). We will provide a discount of up to 20% on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy Owner, the payor of the Policy or the primary Insured on the Policy is an active driver on a Farmers auto policy, or is one of the named Insureds under a Farmers homeOwner’s or renter's policy, or owns another life insurance or commercial policy issued by us. We may also provide the discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. Contact us or your agent for details. The size of the qualifying policy does not affect the amount of the discount. The applicable MUSEC discount for a qualifying policy is shown in Appendix B.

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Rider Charges. The Monthly Deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. If you add one or more of the following riders to your Policy, your Monthly Deduction will include the corresponding rider charges:

•	Accidental Death Benefit Rider
•	Children’s Term Insurance Rider
•	Waiver of Deduction Rider
•	Monthly Disability Benefit Rider

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each Subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each Subaccount; multiplied by
•	the daily portion of the annual mortality and expense risk charge rate, which is currently 0.30%.
•	We reserve the right, at our discretion, to increase the annual mortality and expense risk charge rate to no more than 0.60%.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a Surrender Charge if, during the first nine Policy Years, or within nine years following any increase in Face Amount, you fully Surrender the Policy. In the case of a full Surrender, we pay you the Contract Value, less any Surrender Charge, less any Monthly Deduction due and unpaid, and less any Outstanding Loan Amount (including any interest you owe). The payment you receive is called the Cash Surrender Value.

The Surrender Charge may be significant. You should carefully calculate this charge before you request a full Surrender. Under some circumstances the level of Surrender Charges might result in no Cash Surrender Value available if you Surrender your Policy during the period when Surrender Charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay Premiums equal to or not much higher than the minimum premium shown in your Policy, or
2.	investment performance is too low.

The Surrender Charge is equal to the sum of:

1.	the Surrender Charge for the Face Amount on the Issue Date; plus
2.	the Surrender Charge for each increase in Face Amount.

To calculate the Surrender Charge for the Face Amount on the Issue Date, (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Issue Age and the number of complete years that have elapsed since your Policy was issued, then (ii) multiply this factor by the Face Amount on the Issue Date and divide the result by 1,000.

To calculate the Surrender Charge for increases in Face Amount that are issued with the same Premium Class as that shown on your Policy specifications page, (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Attained Age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in Face Amount and divide the result by 1,000.

For increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see Appendix C of this prospectus for an exhaustive list of surrender charge factor tables. The applicable Surrender Charge factor varies by Issue Age, gender, nicotine use, and number of full Policy years since the Issue Date.

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An example of calculating the Surrender Charge follows:

This example is for a Policy issued to a male Insured, in the standard non-nicotine Premium Class. The Face Amount is $150,000 and the Issue Age is 32. The Surrender Charge in Policy year 1 will be $1,300.50 ($150,000 multiplied by the Surrender Charge factor (8.67) divided by 1,000).

Partial Surrender Processing Fee. Upon partial Surrender, we deduct a partial Surrender processing fee equal to the lesser of 2% of the amount of the partial Surrender or $25. The partial Surrender processing fee will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, or on different basis if you so request.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.
•	We deduct the transfer charge from the Subaccounts and Fixed Account on a pro-rata basis, or on a different basis if you so request.
•	Transfers we effect on the Reallocation Date, and transfers due to loans, dollar cost averaging, and death benefit processing do not count as transfers for the purpose of assessing this charge.

Loan Charges

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For years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For years 16 and beyond, we will charge you loan interest at a rate 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.

•	Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier.
•	Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.
•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

Portfolio Management Fees and Expenses

Each Portfolio deducts Portfolio management fees and expenses from the amounts you have invested in the Portfolios through the Subaccounts. You pay these Portfolio fees and expenses indirectly. In addition, some Portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily Portfolio assets. For 2011, total annual Portfolio fees and charges for the Portfolios offered through this Policy ranged from 0.20% to 1.24% of average daily Portfolio assets. See the prospectuses for the Portfolios for more information.

Redemption Fees. A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a partial Surrender or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Portfolio’s redemption fee, see the Portfolio prospectus.

Other Charges

•	We may charge a fee not to exceed $25 for each additional annual report you request. We currently charge $0 for each additional annual report you request.
•	Any riders attached to the Policy will have their own charges. See the Fee Table for more information.

Death Benefit

Death Benefit Amount Payable

As long as the Policy is in force, we will pay the Death Benefit Amount Payable once we receive satisfactory proof of the Insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Amount Payable to the primary Beneficiary or a contingent beneficiary. If the Beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the Death Benefit Amount Payable to the Owner or the Owner’s estate. We will pay the Death Benefit proceeds in a lump sum or a series of payments according to the payment option selected by the Beneficiary. For more information, see the “Additional Information – Payment Options” section in the SAI.

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Death Benefit Amount Payable equals:

•     the death benefit (described below) in effect as of the date of the Insured’s death; minus

•     any Monthly Deductions due and unpaid at the date of the Insured’s death; minus

•     any Outstanding Loan Amount you owe on the Policy loan(s); plus

•     the amounts to be paid under the terms of any riders you added to the Policy.

If all or a part of the Death Benefit Amount Payable is paid in one lump sum and the amount is at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the Beneficiary’s name unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the Beneficiary with a checkbook to access these Funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The Beneficiary can withdraw all or a portion of the Death Benefit Amount Payable at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC Insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Amount Payable under certain circumstances. See the “Our Right to Contest the Policy,” the “Suicide Exclusion,” and the “Misstatement of Age or Gender” sections in the SAI.

Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the Insured. We call this the “Face Amount” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through Attained Age 99), or Option B (level death benefit through Attained Age 99). For Attained Ages 100 through 120, the death benefit equals the Contract Value.

You may change the death benefit option after the first Policy year if you send us a signed request for a Policy change, and, if you change from Option A to Option B, you send evidence of insurability satisfactory to us at the Service Center. A change in death benefit option may have tax consequences.

The variable death benefit under Option A is the greater of:

•     your Policy’s Face Amount, plus your Contract Value on the date of the Insured’s death; or

•     your Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	• your Policy’s Face Amount on the date of the Insured’s death; or • your Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

Under Option B, your death benefit generally equals the Face Amount and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the Insured person’s Attained Age. For example, the death benefit percentage is 250% for an Insured at

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age 40 or under, and it declines for older Insureds. The following table indicates the applicable death benefit percentages for different Attained Ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 and above	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the Insured’s Attained Age is under 40, that there have been no decreases in the Face Amount, and that there are no outstanding loans. Under Option A, a Policy with a Face Amount of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the Face Amount plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the Insured’s Attained Age is under 40, there have been no partial Surrenders or decreases in Face Amount, and that there are no outstanding loans. Under Option B, a Policy with a $100,000 Face Amount will generally have a $100,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $40,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the Face Amount of $100,000. Each additional dollar added to the Contract Value above $40,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $40,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

After the first Policy year, you may change death benefit options or increase or decrease the Face Amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Face Amount during the same Policy year, unless done simultaneously). Surrender Charges may apply. You may not decrease the Face Amount below the minimum Face Amount shown on your Policy specifications page.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See the “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge” section.) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the Insured’s age. Changing the death benefit option may have tax consequences. You should consult a qualified tax adviser before changing the death benefit option.

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After any reduction in Face Amount or change in death benefit option, the monthly underwriting and sales expense charge and the Surrender Charge for the Policy will continue to be based on the same Face Amount on which they were based immediately before the change and on any subsequent requested increase in Face Amount.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Partial Surrenders on the Death Benefit

If you have selected the variable death benefit (Option A), a partial Surrender will not affect the Face Amount. But if you have selected the level death benefit (Option B), a partial Surrender will reduce the Face Amount by the amount of the partial Surrender (not including the processing fee). The reduction in Face Amount will be subject to the terms of the “Changing the Face Amount” section below.

Changing the Face Amount

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the Insured. We call this the Face Amount. After the first Policy year, you may change the Face Amount subject to the conditions described below. You may change the Face Amount or the death benefit option once each Policy year, but you may not change both the Face Amount and the death benefit option during the same Policy year unless done simultaneously. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the Face Amount could increase the death benefit. Decreasing the Face Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Face Amount prior to the change. Changing the Face Amount could affect the subsequent level of death benefit we pay and your Contract Value. An increase in the Face Amount may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the Face Amount may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the Face Amount may have other tax consequences. You should consult a qualified tax adviser before changing the Face Amount.

Increases

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You may increase the Face Amount by submitting a signed, written request and providing evidence of insurability satisfactory to us. The increase will be effective on the Monthly Due Date following our approval of your request. We can deny your request for reasons including, but not limited to, the following:

¡	We do not wish to increase the death benefits due to the Insured’s health, occupation, avocations, or any factor that we believe has a bearing on the Insured’s risk of death.
¡	We conclude the Insured has an excessive amount of insurance coverage.
¡	We conclude the Owner no longer has an insurable interest in the Insured.

•	You can increase the Face Amount at any time after the first Policy year and before the Insured’s Attained Age 81.
•	The minimum increase is $10,000.
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An additional monthly underwriting and sales expense charge will be imposed each month during the 60 months following each increase in Face Amount. We assess this charge on the amount of the increase in Face Amount. See the “Charges and Deductions – Monthly Deductions – Monthly Underwriting and Sales Expense Charge” section of this prospectus for an explanation of how this charge is calculated.

•	An additional Surrender Charge will be imposed on full Surrenders occurring within 9 years of each increase in Face Amount.
•	Increasing the Face Amount will increase your Policy’s minimum premium.

Decreases

•	You may decrease the Face Amount, but not below the minimum Face Amount shown on your Policy specifications page.
•	You must submit a signed, written request to decrease the Face Amount. Evidence of insurability is not required.
•	Any decrease will be effective on the Monthly Due Date following our approval of your request.

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•	Any decrease will first be used to reduce:
¡	the most recent increase; then
¡	the next most recent increases in succession; and then
¡	the Face Amount on the Issue Date.

•	A reduction in Face Amount will not reduce any monthly underwriting and sales expense charges or Surrender Charges on the Policy.
•

A decrease in Face Amount may require that a portion of a Policy’s Cash Surrender Value be distributed as a partial Surrender in order to maintain federal tax compliance. Decreasing the Face Amount may also cause your Policy to become a Modified Endowment Policy, or “MEC,” under federal tax law and receive less favorable tax treatment than other life insurance policies. See the “Federal Tax Considerations – Tax Treatment of Policy Benefits – Modified Endowment Contracts” section.

•	Decreasing the Face Amount will reduce your Policy’s minimum premium.
•

Decreasing the Face Amount may increase the rates we charge you for the cost of insurance. Except for juvenile policies, we currently charge higher rates if the Face Amount is below $150,000 than if it is at least $150,000.

Payment Options

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. For a discussion of the settlement options described in your Policy, see the SAI.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. The charge for these benefits, if any, may be deducted from your Policy’s Contract Value as part of the Monthly Deduction. See the “Fee Table” in this prospectus. The riders available with this Policy provide fixed benefits that do not vary with the investment experience of the Variable Account.

•	Accelerated Benefit Rider for Terminal Illness – accelerated payment of a portion of the death benefit in the event the Insured develops a terminal illness.
•	Accidental Death Benefit Rider – payment of an accidental death benefit if the Insured’s death was caused by accidental bodily injury.
•	Automatic Increase Benefit – automatic increases in Face Amount.
•	Children’s Term Insurance Rider – term insurance on the Insured’s dependent children.
•	Waiver of Deduction Rider – waiver of Monthly Deductions due to the Insured’s total disability.
•	Monthly Disability Benefit Rider – monthly disability benefit to the Fixed Account if the Insured is totally disabled.

The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax adviser to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

Full and Partial Surrenders

Full Surrender

You may make a written request to fully Surrender your Policy for its Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, unless you specify a later Business Day in your request. Please send your written request to the Service Center. The Cash Surrender Value is the amount we pay when you fully Surrender your Policy while it is in force.

The Cash Surrender Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any Surrender Charge as of such date; minus
•	any Monthly Deductions due and unpaid as of such date; minus
•	any Outstanding Loan Amount (including interest you owe) as of such date.

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Full Surrender Conditions:	• You must make your Surrender request in writing.
• Your written Surrender request must contain your signature.
• Send your written request to the Service Center.

•     The Insured must be alive and the Policy must be in force when you make your written request. A Surrender is effective as of the end of the Business Day on which we receive your written request and your Policy.

• You will incur a Surrender Charge if you Surrender the Policy during the first nine Policy years or within nine years after any increase in the Face Amount. See the “Charges and Deductions” section.
• Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
• We will pay you the Cash Surrender Value in a lump sum usually within seven calendar days unless you request other arrangements.

We will price complete Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete Surrender request after the close of regular trading on the NYSE, we will price your Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See the “Federal Tax Considerations” section.

Partial Surrenders

After the first Policy year, you may request a partial Surrender of a portion of your Cash Surrender Value, subject to certain conditions. Partial Surrenders may have tax consequences. See the “Federal Tax Considerations” section.

Partial Surrender Conditions:	• You must make your partial Surrender request in writing.
• Your written partial Surrender request must contain your signature.
• Send your written request to the Service Center.
• You may make only one partial Surrender each calendar quarter.
• You partial Surrender request must be at least $500.
• You cannot withdraw more than 75% of the Cash Surrender Value without Surrendering the Policy.

•     You can specify the Subaccount(s) and Fixed Account from which to make the partial Surrender, otherwise we will deduct the amount from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account). No portion of the loan account may be withdrawn.

•     We will price complete partial Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session. If we receive your complete partial Surrender request after the close of regular trading on the NYSE, we will price your partial Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

• We will reduce your Contract Value by the amount of the partial Surrender you requested plus any processing fee.
• We generally will pay a partial Surrender request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Surrenders. Whenever you take a partial Surrender, we deduct a processing fee according to your instructions (or on a pro rata basis if you provide no instructions) from the Subaccounts and the Fixed Account equal to the lesser of $25 or 2% of the amount withdrawn.

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If the level death benefit (Option B) is in effect at the time of a partial Surrender, we will reduce the Face Amount by the amount of the partial Surrender (but not by the processing fee). See the “Death Benefit – Changing the Face Amount – Decreases” section. We will not allow any partial Surrender to reduce the Face Amount below the minimum Face Amount set forth in your Policy specifications page.

Income taxes, tax penalties and certain restrictions may apply to any full Surrender or partial Surrenders you make.

When We Will Make Payments

We usually pay the amounts of any full Surrender, partial Surrender, Death Benefit Amount Payable, loans, or settlement options within seven calendar days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of Policy Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a full Surrender, a partial Surrender, Death Benefit Amount Payable, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy Owner’s account and thereby refuse to pay any request for transfers, partial Surrenders, a full Surrender, loans, or death benefits. We may also be required to provide additional information about you, the Insured, your Beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any full Surrender, partial Surrender, Death Benefit Amount Payable, loans, or settlement options from the Fixed Account for up to six months from the date we receive your written request.

Transfers

You may make transfers from the Subaccounts or from the Fixed Account, subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Business Day when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy year from and among the Subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).
•	You may only make one transfer each Policy year from the Fixed Account (unless you choose dollar cost averaging).
•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.
•	For Subaccount transfers, you must transfer at least the lesser of $250, or the total value in the Subaccount.
•

For Fixed Account transfers, you may not transfer more than 25% of the value in the Fixed Account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•

We charge $25 for the 13th and each additional transfer during a Policy year, and unless you instruct us otherwise we deduct the transfer charge from the Subaccounts and Fixed Account on a pro-rata basis. Any unused free transfers do not carry over to the next Policy year. Transfers we affect on the Reallocation Date, and transfers resulting from loans, dollar cost averaging, and death benefit processing are not treated as transfers for the purpose of assessing the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

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•

We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. However, you may not authorize a registered representative or an agent to transact transfers on your behalf. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Business Day. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

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Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy Owners, for the underlying Portfolios, and for other persons who have material rights under the Policy, such as Insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:

¡	impeding a Portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay partial Surrenders or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted internal policies and procedures intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these internal policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the Subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Policy, per day; and
•	transfers into or out of the following Subaccounts in excess of $50,000 per Policy, per day:
¡	DWS Global Small Cap Growth VIP;
¡	DWS International VIP; and
¡	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged).

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an

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original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

As a result of our ability to impose these restrictions to discourage market timing and other forms of Disruptive Trading, some Policy Owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Policy Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Policy Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that Portfolio.

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If we receive a premium payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policy Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Automatic Asset Rebalancing Program

Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating Premiums. The Automatic Asset Rebalancing program may not be used to transfer amounts into and out of the Fixed Account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging Program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month on your Monthly Due Date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Fixed Account Value must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

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Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See the “Federal Tax Considerations” section.

Loan Conditions:

•     You may take a loan against the Policy for amounts up to the Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, minus loan interest you would have to pay by the next Policy anniversary, and minus three Monthly Deductions, or the number of Monthly Deductions due prior to the next Policy anniversary, if fewer.

•     To secure the loan, we transfer an amount equal to the loan from the Subaccounts and Fixed Account to the loan account, which is a part of our General Account. If your loan request does not specify any allocation instructions, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account).

• Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the Fixed Account.

•     We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See the “Full and Partial Surrenders – When We Will Make Payments” section.

•     We charge you interest on your loan. The loan interest rate for Policy years 1 through 15 is 4.5% per year, compounded annually. The loan interest rate for Policy years 16 and beyond is 2.5% per year, compounded annually. This loan interest rate is guaranteed never to exceed 6.5% per year, compounded annually. Interest accrues daily and is due and payable at the end of each Policy year, or on the date of any loan increase or repayment, if earlier. Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.

•     You may repay all or part of your Outstanding Loan Amount at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayment” or they will be credited as Premiums.

• Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or Subaccounts according to your current premium allocation instructions.
• We deduct any Outstanding Loan Amount (including any interest you owe), from the Cash Surrender Value and from the Death Benefit on the Insured’s death.

•     Unpaid loan amounts (including any interest you owe) will reduce the Cash Surrender Value and possibly cause your Policy to fail the Grace Premium Test, which may result in the Policy entering the 61-day grace period. See “Policy Lapse and Reinstatement.”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to Lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any Outstanding Loan Amount (including any interest you owe on the loans) from the proceeds payable upon the death of the Insured and from the Cash Surrender Value. Repaying the loan causes the Death Benefit Amount Payable and Cash Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your Outstanding Loan Amount (including any interest you owe on the loans) is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will Lapse without value, insurance coverage will no longer be in effect, and you will receive no benefits.

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Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the Outstanding Loan Amount in the loan account. The amount in the loan account is not affected by the Variable Account’s investment performance and may not be credited with the same interest rates currently accruing on the Fixed Account. Amounts transferred from the Variable Account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Variable Account.

Tax Risks. The federal tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or a partial Surrender at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a qualified tax adviser before taking out a Policy loan.

Policy Lapse and Reinstatement

Lapse

The following flow chart shows the process used to determine if the Policy will enter the 61-day grace period:

**	These two conditions make up the Grace Exemption Test. If the answer to both questions is “Yes,” then the Grace Exemption Test is passed.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. We will mail the notice at least 61 days before the end of the grace period. The notice will specify the minimum payment that you must pay to prevent your Policy from lapsing and the final date by which we must receive the payment at the Service Center in order to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

It is possible that we may require you to pay an additional premium (over and above the premium specified in the Lapse notice) if the investment performance of your Policy is unfavorable during the grace period.

In order to prevent your Policy from lapsing, the premium payment you pay must be large enough to cause either one of the following conditions:

Condition One: After deducting the Monthly Deduction due on the first two Monthly Due Dates following the first day of the grace period, the Cash Surrender Value would be positive.

Condition Two: The Policy passes the Grace Premium Test after two more minimum Premiums are added to the cumulative minimum Premiums following the first date of the grace period.

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Reinstatement

We will consider reinstating a Lapsed Policy within three years, unless otherwise required by state law, after the Policy enters a grace period that ends with a Lapse (and prior to the Maturity Date).

If your Policy has Lapsed, you must do the following to reinstate the Policy:

•	complete a reinstatement application;
•	meet both Condition One and Two below.

Condition One: You must pay sufficient premium payments so that the Policy has a positive Cash Surrender Value after deducting all Monthly Deductions due from the first day of the grace period to the effective date of the reinstatement of the Policy, plus pay for the Monthly Deductions on the three due dates following reinstatement; and

Condition Two: You must pay sufficient premium payments so that the Grace Exemption Test (described in the diagram above) is passed as of the effective date of the reinstatement of the Policy, plus pay an additional three minimum premium payments.

You must also provide evidence of insurability to demonstrate:

•	that there has been no material change in the health of the Insured since the Issue Date; and
•	that there has been no material change in the health of any natural persons covered under any riders attached to this Policy since that rider’s Issue Date.

We will not reinstate any indebtedness unless required by state law.

We will not consider your request for reinstatement unless you have made sufficient premium payments and provided the requested evidence of insurability. Until we have received all required Premiums and evidence of insurability, we will hold your Premiums in the Reinstatement Suspense Account without interest. If your reinstatement Premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain Lapsed until you send in the required items and we approve your application. After we have held your reinstatement Premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement Premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been Surrendered for the Cash Surrender Value or that had an Outstanding Loan Amount on the date of Lapse.

Federal Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, Owners of variable life insurance contracts who retain excessive control over the investment of the underlying Portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be

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treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Portfolio assets of the Variable Account.

In addition, the Tax Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the Beneficiary’s gross income. Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax advisor on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial Surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy will have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issue of your Policy, we will notify you if your Policy is classified as a MEC based on the Initial Premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon Surrender and partial Surrender, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
•

A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the Beneficiary.

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•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax advisor about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or Lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If your Policy has a large amount of indebtedness when it Lapses or is Surrendered, you might owe taxes that are much more than the Surrender Value you receive.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to Lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the Lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax advisor before purchasing the Policy about the tax risks inherent in such a strategy.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the Insured reaches age 100 are unclear.

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The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an Insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that no adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under § 7702, or whether it is a MEC under § 7702A, merely by reason of a failure to satisfy all of the requirements of the Age 100 Safe Harbor.

You should consult a tax advisor if you intend to keep the Policy in-force after the Insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have Surrendered the Policy when the Insured reaches age 100, even if you keep the Policy in force. This could potentially result in a very large tax liability for you. The tax liability might be much larger than the Cash Surrender Value of this Policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business use of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to the tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy unless one of the exceptions under Code Section 264(f)(4) applies. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In Revenue Ruling 2011-9, the IRS held that the status of an Insured as an employee “at the time first covered” for purposes of Section 264(f)(4) does not carry over from a policy given up in a Section 1035 tax-free exchange to a policy received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

47

In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affect the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of Ownership at death nor had given up Ownership within three years before death.

Moreover, under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Tax Relief, Unemployment Insurance Reauthorization and Job Creation Act of 2010. The Tax Relief, Unemployment Insurance Reauthorization and Job Creation Act of 2010 (the “Act”) provides a maximum estate tax rate of 35% and a maximum estate tax exemption of $5,000,000 for 2011 and 2012. The Act also provides for portability between spouses of the applicable exemption amount.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified tax advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax advisor should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Charges for Our Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

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Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”), our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 69% of Premiums up to a target premium set by Farmers received within the first two Policy years (we may pay additional amounts) and 5.14% of premium received in excess of the target premium through the 10th Policy year. After year 10, the commission is not expected to exceed 0.185% of the Policy’s Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements. Cash production incentive bonuses may equate to a sizeable percentage of first year Premiums up to a target premium set by Farmers.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy Owners or the Variable Account to cover commissions and other incentives and payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take these payments into account when considering and evaluating any recommendations relating to the Policy.

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Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are contained in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements and/or the SAI, please call or write to us at our Service Center.

50

Table of Contents for the SAI

51

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit

An accounting unit we use to calculate Subaccount values. It measures the net investment results of each of the Subaccounts.

Attained Age

The Insured’s age on the Issue Date plus the number of Policy years completed since the Issue Date.

Beneficiary

The natural person(s) or entity(ies) you select to receive the Death Benefit Amount Payable from this Policy.

Business Day

Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Surrender Value

The amount we will pay you if you fully Surrender the Policy while it is in force. The Cash Surrender Value on the date you Surrender is equal to: the Contract Value, minus any Surrender Charge, minus any Monthly Deductions due and unpaid, and minus any Outstanding Loan Amount.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the Subaccounts and the Fixed Account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

Death Benefit Amount Payable

The amount we will pay to the Beneficiary when we receive proof of the Insured’s death, equal to death benefit in effect as of the date of the Insured’s death, minus any Monthly Deductions due and unpaid at the date of the Insured’s death, minus any Outstanding Loan Amount, plus the amounts to be paid under the terms of any riders you added to the Policy.

Face Amount

The dollar amount of insurance selected by the Owner; used to determine the death benefit. The Face Amount on the Issue Date is set forth on the Policy specifications page. You may increase or decrease the Face Amount under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial Surrender, may affect the amount of the Face Amount. The actual Death Benefit Amount Payable we pay under the Policy may be more or less than the Face Amount.

Fixed Account

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value

The portion of your Contract Value allocated to the Fixed Account.

Fund(s)

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the Funds that are listed on the front page of this prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3003—77th Avenue, S.E., Mercer Island, Washington 98040.

Initial Premium

The amount you must pay before insurance coverage begins under this Policy.

Insured

The natural person whose life is Insured by this Policy.

Issue Age

The Insured’s age as of the last birthday on the Issue Date.

52

Issue Date

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the Issue Date. On the Issue Date, we place your Initial Premium (minus the premium expense charge) in the Fixed Account. The first Monthly Deduction occurs on the Issue Date. The entire Contract Value remains allocated to the Fixed Account until the Reallocation Date.

Loan Account Value

The portion of your Contract Value allocated to the loan account.

Lapse

When life insurance coverage ends without value because you have not made a sufficient payment by the end of a 61-day grace period. On any Monthly Due Date, the Policy enters a 61-day grace period unless: (i) the Cash Surrender Value is positive, after deducting the Monthly Deduction that is due; or (ii) the Contract Value exceeds the Outstanding Loan Amount and your Policy passes the Grace Premium Test (which requires that a minimum premium amount is paid).

Maturity Date

The Policy anniversary when the Insured reaches age 121 and life insurance coverage under this Policy ends. The Maturity Date is shown on the Policy specifications page.

Monthly Deduction

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction includes the cost of insurance charge, the monthly administration charge, the risk charges of any attached riders, and any monthly underwriting and sales expense charge.

Monthly Due Date

The day of each month when we determine the Monthly Deductions and deduct them from Contract Value. It is the same date each month as the Issue Date. If there is no Business Day that coincides with the Issue Date in the calendar month, the Monthly Due Date is the next Business Day.

NYSE

The New York Stock Exchange

Outstanding Loan Amount

The total amount of all outstanding Policy loans, including both principal and interest due, minus the total amount of all loan repayments. We deduct an amount equal to the Outstanding Loan Amount from the Subaccounts and the Fixed Account and place it in the loan account as collateral for the loans. The loan account is part of our General Account. The Outstanding Loan Amount, or Loan Account Value, is defined as the “Policy Loan Balance” in the Policy.

Portfolio

A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate Portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge

An amount deduced from each premium payment before the remainder of the premium payment is allocated to the Subaccounts and/or Fixed Account based on your current allocation percentage for premium payments. Initial Premiums are assessed the premium expense charge, and the remainder is allocated to the Fixed Account until the Reallocation Date.

Reallocation Date

The date we reallocate any premium (plus interest) held in the Fixed Account to the Subaccounts and/or Fixed Account as you directed in your application. The Reallocation Date is the Record Date, plus the number of days in your state’s right to examine period, plus 10 days.

Record Date

The date we record your Policy in our books as an in force policy.

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Right-to-Examine Period

The period when you may return the Policy and receive a refund. The length of the Right-to-Examine Period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center office toll-free at 1-877-376-8008.

Subaccount

A division of the Variable Account that invests exclusively in shares of one Portfolio of a fund. The investment performance of each Subaccount is linked directly to the investment performance of the Portfolio in which it invests.

Surrender

The termination of the Policy at the option of the Owner.

Surrender Charge

The amount, based on the Face Amount, we charge you to fully Surrender this Policy. The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the Issue Date; and (b) is the Surrender Charge for each increase in Face Amount. The Surrender Charge applies during the first nine Policy years and within nine years following any increase in the Face Amount.

Tax Code

The Internal Revenue Code of 1986, as amended.

Variable Account

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding Portfolio of a designated fund.

Written Notice

The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

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Appendix A—Guaranteed Maximum Cost of Insurance Rates

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per $1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
0	N/A	0.06001	N/A	0.03500	39	0.11757	0.22277	0.09671	0.17182
1	N/A	0.03834	N/A	0.02583	40	0.12675	0.24198	0.10255	0.18268
2	N/A	0.02750	N/A	0.01916	41	0.13760	0.26538	0.10923	0.19520
3	N/A	0.02000	N/A	0.01666	42	0.15095	0.29297	0.11674	0.21107
4	N/A	0.01750	N/A	0.01583	43	0.16681	0.32558	0.12592	0.22862
5	N/A	0.01750	N/A	0.01500	44	0.18435	0.36238	0.13676	0.24950
6	N/A	0.01833	N/A	0.01583	45	0.20356	0.39920	0.14928	0.27374
7	N/A	0.01833	N/A	0.01750	46	0.22277	0.43604	0.16431	0.30216
8	N/A	0.01833	N/A	0.01750	47	0.23864	0.46703	0.18184	0.33729
9	N/A	0.01916	N/A	0.01750	48	0.25118	0.49048	0.20105	0.37912
10	N/A	0.02000	N/A	0.01833	49	0.26705	0.52065	0.22277	0.42599
11	N/A	0.02333	N/A	0.02083	50	0.28795	0.56005	0.24700	0.47624
12	N/A	0.02833	N/A	0.02250	51	0.31471	0.61121	0.27458	0.53155
13	N/A	0.03333	N/A	0.02583	52	0.34732	0.67332	0.30551	0.59108
14	N/A	0.04334	N/A	0.02833	53	0.38498	0.74807	0.33812	0.65569
15	N/A	0.05501	N/A	0.03000	54	0.43269	0.83717	0.37242	0.72454
16	N/A	0.06502	N/A	0.03250	55	0.48629	0.93226	0.41176	0.79765
17	N/A	0.07419	N/A	0.03417	56	0.54161	1.03082	0.45446	0.87587
18	N/A	0.07920	N/A	0.03667	57	0.59527	1.12189	0.49970	0.95500
19	N/A	0.08170	N/A	0.03834	58	0.64897	1.20883	0.54664	1.03756
20	N/A	0.07920	N/A	0.03750	59	0.71194	1.31107	0.59443	1.12611
21	0.07920	0.11340	0.03917	0.05251	60	0.78840	1.43713	0.64478	1.21812
22	0.07920	0.11924	0.04000	0.05501	61	0.88176	1.59135	0.70019	1.31784
23	0.08003	0.12508	0.04000	0.05751	62	0.99037	1.76877	0.75899	1.42359
24	0.08086	0.13176	0.04167	0.06085	63	1.10924	1.95930	.82119	1.53200
25	0.08337	0.13927	0.04250	0.06585	64	1.23333	2.15024	0.88933	1.64904
26	0.08670	0.14678	0.04584	0.07002	65	1.36266	2.33731	0.96510	1.77557
27	0.08837	0.15095	0.04751	0.07419	66	1.49387	2.51876	1.04768	1.91334
28	0.08670	0.15179	0.05001	0.07920	67	1.63122	2.70230	1.13961	2.06666
29	0.08587	0.15095	0.05251	0.08420	68	1.77642	2.89051	1.24177	2.23476
30	0.08503	0.15012	0.05501	0.08921	69	1.93972	3.09808	1.35336	2.42029
31	0.08420	0.15095	0.05835	0.09588	70	2.13062	3.33638	1.47947	2.63021
32	0.08503	0.15346	0.06168	0.10255	71	2.36296	3.62993	1.62358	2.86556
33	0.08754	0.15847	0.06585	0.11090	72	2.63536	3.97231	1.78151	3.12222
34	0.08921	0.16431	0.07086	0.12174	73	2.92321	4.31861	1.95420	3.40297
35	0.09338	0.17099	0.07669	0.13259	74	3.23355	4.69520	2.14598	3.69761
36	0.09755	0.18101	0.08253	0.14344	75	3.57270	5.11567	2.35698	4.00801
37	0.10339	0.19270	0.08754	0.15262	76	3.95664	5.58418	2.58905	4.34483
38	0.11090	0.20690	0.09171	0.16181	77	4.40517	6.12911	2.84664	4.70924

A-1

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per $1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
78	4.92894	6.75812	3.12826	5.10421	90	17.58287	20.53619	10.88246	13.83189
79	5.51951	7.45576	3.43845	5.53102	91	19.12353	22.05253	11.58260	14.27591
80	6.18263	8.22452	3.82529	6.06583	92	20.76683	23.63636	12.75537	15.24260
81	6.90909	9.04868	4.30288	6.72401	93	22.53307	25.30420	14.36966	16.62877
82	7.68497	9.90463	4.81112	7.40691	94	24.43244	27.11897	16.42157	18.59746
83	8.53991	10.82608	5.34786	8.10961	95	26.35437	28.98442	18.70919	20.97702
84	9.50017	11.87958	5.95007	8.84722	96	28.27211	30.79253	21.02122	23.30415
85	10.58031	13.08901	6.56439	9.53442	97	30.36217	32.73942	22.55449	24.71403
86	11.78364	14.41951	7.29574	10.33521	98	32.64693	34.84234	23.39817	25.28542
87	13.10250	15.85547	8.20718	11.33853	99	35.15185	37.11809	25.17504	26.84313
88	14.52614	17.37749	9.17863	12.35414	100+	N/A	N/A	N/A	N/A
89	16.04444	18.97012	10.15602	13.29346

*	Attained ages 0-20 are juvenile issues

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the table rating factor shown on the policy specifications page.

The rates shown above are for the base policy only. Separate maximum charges apply to each rider.

A-2

Appendix B—Monthly Underwriting and Sales Expense Charges

CURRENT AND GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
0	N/A	0.0750	N/A	0.0720	37	0.2900	0.3490	0.2330	0.2460
1	N/A	0.0760	N/A	0.0720	38	0.3060	0.3640	0.2450	0.2560
2	N/A	0.0770	N/A	0.0730	39	0.3210	0.3790	0.2570	0.2660
3	N/A	0.0780	N/A	0.0740	40	0.3370	0.3940	0.2700	0.2760
4	N/A	0.0790	N/A	0.0750	41	0.3520	0.4150	0.2810	0.2870
5	N/A	0.0800	N/A	0.0760	42	0.3680	0.4360	0.2920	0.2980
6	N/A	0.0830	N/A	0.0780	43	0.3830	0.4570	0.3030	0.3100
7	N/A	0.0850	N/A	0.0810	44	0.3980	0.4780	0.3140	0.3210
8	N/A	0.0880	N/A	0.0830	45	0.4140	0.4990	0.3250	0.3320
9	N/A	0.0910	N/A	0.0860	46	0.4410	0.5320	0.3460	0.3520
10	N/A	0.0930	N/A	0.0880	47	0.4680	0.5640	0.3670	0.3710
11	N/A	0.0980	N/A	0.0920	48	0.4950	0.5970	0.3880	0.3910
12	N/A	0.1030	N/A	0.0970	49	0.5220	0.6290	0.4090	0.4110
13	N/A	0.1080	N/A	0.1010	50	0.5490	0.6620	0.4300	0.4300
14	N/A	0.1130	N/A	0.1060	51	0.5910	0.7070	0.4610	0.4610
15	N/A	0.1180	N/A	0.1100	52	0.6320	0.7530	0.4910	0.4920
16	N/A	0.1260	N/A	0.1160	53	0.6730	0.7980	0.5220	0.5230
17	N/A	0.1340	N/A	0.1220	54	0.7140	0.8430	0.5530	0.5530
18	N/A	0.1420	N/A	0.1280	55	0.7550	0.8890	0.5840	0.5840
19	N/A	0.1500	N/A	0.1340	56	0.8160	0.9520	0.6380	0.6380
20	N/A	0.1580	N/A	0.1400	57	0.8770	1.0150	0.6930	0.6930
21	0.1590	0.1730	0.1400	0.1420	58	0.9380	1.0770	0.7470	0.7470
22	0.1610	0.1880	0.1400	0.1450	59	0.9990	1.1400	0.8010	0.8010
23	0.1620	0.2030	0.1400	0.1470	60	1.0600	1.2030	0.8550	0.8550
24	0.1630	0.2180	0.1400	0.1500	61	1.1080	1.2220	0.9030	0.9030
25	0.1640	0.2330	0.1400	0.1520	62	1.1560	1.2420	0.9500	0.9500
26	0.1730	0.2420	0.1460	0.1590	63	1.2040	1.2610	0.9980	0.9980
27	0.1830	0.2500	0.1510	0.1660	64	1.2510	1.2800	1.0450	1.0450
28	0.1930	0.2590	0.1580	0.1730	65	1.2990	1.2990	1.0930	1.0930
29	0.2020	0.2680	0.1630	0.1800	66	1.3510	1.3510	1.1440	1.1440
30	0.2120	0.2760	0.1690	0.1860	67	1.4020	1.4020	1.1950	1.1950
31	0.2210	0.2850	0.1770	0.1940	68	1.4540	1.4540	1.2460	1.2460
32	0.2310	0.2930	0.1850	0.2020	69	1.5050	1.5050	1.2970	1.2970
33	0.2400	0.3020	0.1930	0.2100	70	1.5570	1.5570	1.3480	1.3480
34	0.2490	0.3100	0.2000	0.2180	71	1.6450	1.6450	1.4310	1.4310
35	0.2580	0.3190	0.2080	0.2250	72	1.7330	1.7330	1.5150	1.5150
36	0.2740	0.3340	0.2210	0.2350	73	1.8210	1.8210	1.5980	1.5980

CURRENT AND GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
74	1.9090	1.9090	1.6820	1.6820	78	2.1230	2.1230	1.8760	1.8760
75	1.9970	1.9970	1.7650	1.7650	79	2.1640	2.1640	1.9130	1.9130
76	2.0390	2.0390	1.8020	1.8020	80	2.2060	2.2060	1.9500	1.9500
77	2.0810	2.0810	1.8390	1.8390

*	Attained ages 0-20 are juvenile issues

CURRENT DISCOUNTED MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
0	N/A	0.0600	N/A	0.0576	28	0.1544	0.2072	0.1264	0.1384
1	N/A	0.0608	N/A	0.0576	29	0.1616	0.2144	0.1304	0.1440
2	N/A	0.0616	N/A	0.0584	30	0.1696	0.2208	0.1352	0.1488
3	N/A	0.0624	N/A	0.0592	31	0.1768	0.2280	0.1416	0.1552
4	N/A	0.0632	N/A	0.0600	32	0.1848	0.2344	0.1480	0.1616
5	N/A	0.0640	N/A	0.0608	33	0.1920	0.2416	0.1544	0.1680
6	N/A	0.0664	N/A	0.0624	34	0.1992	0.2480	0.1600	0.1744
7	N/A	0.0680	N/A	0.0648	35	0.2064	0.2552	0.1664	0.1800
8	N/A	0.0704	N/A	0.0664	36	0.2192	0.2672	0.1768	0.1880
9	N/A	0.0728	N/A	0.0688	37	0.2320	0.2792	0.1864	0.1968
10	N/A	0.0744	N/A	0.0704	38	0.2448	0.2912	0.1960	0.2048
11	N/A	0.0784	N/A	0.0736	39	0.2568	0.3032	0.2056	0.2128
12	N/A	0.0824	N/A	0.0776	40	0.2696	0.3152	0.2160	0.2208
13	N/A	0.0864	N/A	0.0808	41	0.2816	0.3320	0.2248	0.2296
14	N/A	0.0904	N/A	0.0848	42	0.2944	0.3488	0.2336	0.2384
15	N/A	0.0944	N/A	0.0880	43	0.3064	0.3656	0.2424	0.2480
16	N/A	0.1008	N/A	0.0928	44	0.3184	0.3824	0.2512	0.2568
17	N/A	0.1072	N/A	0.0976	45	0.3312	0.3992	0.2600	0.2656
18	N/A	0.1136	N/A	0.1024	46	0.3528	0.4256	0.2768	0.2816
19	N/A	0.1200	N/A	0.1072	47	0.3744	0.4512	0.2936	0.2968
20	N/A	0.1264	N/A	0.1120	48	0.3960	0.4776	0.3104	0.3128
21	0.1272	0.1384	0.1120	0.1136	49	0.4176	0.5032	0.3272	0.3288
22	0.1288	0.1504	0.1120	0.1160	50	0.4392	0.5296	0.3440	0.3440
23	0.1296	0.1624	0.1120	0.1176	51	0.4728	0.5656	0.3688	0.3688
24	0.1304	0.1744	0.1120	0.1200	52	0.5056	0.6024	0.3928	0.3936
25	0.1312	0.1864	0.1120	0.1216	53	0.5384	0.6384	0.4176	0.4184
26	0.1384	0.1936	0.1168	0.1272	54	0.5712	0.6744	0.4424	0.4424
27	0.1464	0.2000	0.1208	0.1328	55	0.6040	0.7112	0.4672	0.4672

CURRENT DISCOUNTED MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
56	0.6528	0.7616	0.5104	0.5104	69	1.2040	1.2040	1.0376	1.0376
57	0.7016	0.8120	0.5544	0.5544	70	1.2456	1.2456	1.0784	1.0784
58	0.7504	0.8616	0.5976	0.5976	71	1.3160	1.3160	1.1448	1.1448
59	0.7992	0.9120	0.6408	0.6408	72	1.3864	1.3864	1.2120	1.2120
60	0.8480	0.9624	0.6840	0.6840	73	1.4568	1.4568	1.2784	1.2784
61	0.8864	0.9776	0.7224	0.7224	74	1.5272	1.5272	1.3456	1.3456
62	0.9248	0.9936	0.7600	0.7600	75	1.5976	1.5976	1.4120	1.4120
63	0.9632	1.0088	0.7984	0.7984	76	1.6312	1.6312	1.4416	1.4416
64	1.0008	1.0240	0.8360	0.8360	77	1.6648	1.6648	1.4712	1.4712
65	1.0392	1.0392	0.8744	0.8744	78	1.6984	1.6984	1.5008	1.5008
66	1.0808	1.0808	0.9152	0.9152	79	1.7312	1.7312	1.5304	1.5304
67	1.1216	1.1216	0.9560	0.9560	80	1.7648	1.7648	1.5600	1.5600
68	1.1632	1.1632	0.9968	0.9968

*	Attained ages 0-20 are juvenile issues

Appendix C—Table of Surrender Charge Factors

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
21	5.22	4.96	4.65	4.38	4.12	3.86	3.29	2.19	1.10	0.00
22	5.33	5.06	4.74	4.48	4.21	3.94	3.36	2.24	1.12	0.00
23	5.47	5.20	4.87	4.59	4.32	4.05	3.45	2.30	1.15	0.00
24	5.63	5.35	5.01	4.73	4.45	4.17	3.55	2.36	1.18	0.00
25	5.83	5.54	5.19	4.90	4.61	4.31	3.67	2.45	1.22	0.00
26	6.11	5.80	5.44	5.13	4.83	4.52	3.85	2.57	1.28	0.00
27	6.48	6.16	5.77	5.44	5.12	4.80	4.08	2.72	1.36	0.00
28	6.92	6.57	6.16	5.81	5.47	5.12	4.36	2.91	1.45	0.00
29	7.35	6.98	6.54	6.17	5.81	5.44	4.63	3.09	1.54	0.00
30	7.78	7.39	6.92	6.54	6.15	5.76	4.90	3.27	1.63	0.00
31	8.22	7.81	7.32	6.90	6.49	6.08	5.18	3.45	1.73	0.00
32	8.67	8.24	7.72	7.28	6.85	6.42	5.46	3.64	1.82	0.00
33	9.13	8.67	8.13	7.67	7.21	6.76	5.75	3.83	1.92	0.00
34	9.59	9.11	8.54	8.06	7.58	7.10	6.04	4.03	2.01	0.00
35	10.06	9.56	8.95	8.45	7.95	7.44	6.34	4.23	2.11	0.00
36	10.63	10.10	9.46	8.93	8.40	7.87	6.70	4.46	2.23	0.00
37	11.28	10.72	10.04	9.48	8.91	8.35	7.11	4.74	2.37	0.00
38	11.94	11.34	10.63	10.03	9.43	8.84	7.52	5.01	2.51	0.00
39	12.60	11.97	11.21	10.58	9.95	9.32	7.94	5.29	2.65	0.00
40	13.25	12.59	11.79	11.13	10.47	9.81	8.35	5.57	2.78	0.00
41	13.85	13.16	12.33	11.63	10.94	10.25	8.73	5.82	2.91	0.00
42	14.43	13.71	12.84	12.12	11.40	10.68	9.09	6.06	3.03	0.00
43	15.09	14.34	13.43	12.68	11.92	11.17	9.51	6.34	3.17	0.00
44	15.74	14.95	14.01	13.22	12.43	11.65	9.92	6.61	3.31	0.00
45	16.26	15.45	14.47	13.66	12.85	12.03	10.24	6.83	3.41	0.00
46	16.76	15.92	14.92	14.08	13.24	12.40	10.56	7.04	3.52	0.00
47	17.48	16.61	15.56	14.68	13.81	12.94	11.01	7.34	3.67	0.00
48	18.37	17.45	16.35	15.43	14.51	13.59	11.57	7.72	3.86	0.00
49	19.41	18.44	17.27	16.30	15.33	14.36	12.23	8.15	4.08	0.00
50	20.60	19.57	18.33	17.30	16.27	15.24	12.98	8.65	4.33	0.00
51	21.81	20.72	19.41	18.32	17.23	16.14	13.74	9.16	4.58	0.00
52	22.91	21.76	20.39	19.24	18.10	16.95	14.43	9.62	4.81	0.00
53	24.04	22.84	21.40	20.19	18.99	17.79	15.15	10.10	5.05	0.00
54	25.27	24.01	22.49	21.23	19.96	18.70	15.92	10.61	5.31	0.00
55	26.43	25.11	23.52	22.20	20.88	19.56	16.65	11.10	5.55	0.00
56	27.53	26.15	24.50	23.13	21.75	20.37	17.34	11.56	5.78	0.00
57	28.84	27.40	25.67	24.23	22.78	21.34	18.17	12.11	6.06	0.00
58	30.45	28.93	27.10	25.58	24.06	22.53	19.18	12.79	6.39	0.00
59	32.22	30.61	28.68	27.06	25.45	23.84	20.30	13.53	6.77	0.00

C-1

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
60	33.90	32.21	30.17	28.48	26.78	25.09	21.36	14.24	7.12	0.00
61	35.40	33.63	31.51	29.74	27.97	26.20	22.30	14.87	7.43	0.00
62	36.90	35.06	32.84	31.00	29.15	27.31	23.25	15.50	7.75	0.00
63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00
65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00
66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00
67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00
68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00
69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00
71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00
72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00
73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00
74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00
75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00
76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00
77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00
78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00
79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00
80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
0	3.27	3.11	2.91	2.75	2.58	2.42	2.06	1.37	0.69	0.00
1	3.30	3.14	2.94	2.77	2.61	2.44	2.08	1.39	0.69	0.00
2	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00
3	3.44	3.27	3.06	2.89	2.72	2.55	2.17	1.44	0.72	0.00
4	3.51	3.33	3.12	2.95	2.77	2.60	2.21	1.47	0.74	0.00
5	3.60	3.42	3.20	3.02	2.84	2.66	2.27	1.51	0.76	0.00
6	3.68	3.50	3.28	3.09	2.91	2.72	2.32	1.55	0.77	0.00
7	3.78	3.59	3.36	3.18	2.99	2.80	2.38	1.59	0.79	0.00
8	3.88	3.69	3.45	3.26	3.07	2.87	2.44	1.63	0.81	0.00
9	3.98	3.78	3.54	3.34	3.14	2.95	2.51	1.67	0.84	0.00
10	4.09	3.89	3.64	3.44	3.23	3.03	2.58	1.72	0.86	0.00
11	4.17	3.96	3.71	3.50	3.29	3.09	2.63	1.75	0.88	0.00
12	4.26	4.05	3.79	3.58	3.37	3.15	2.68	1.79	0.89	0.00
13	4.34	4.12	3.86	3.65	3.43	3.21	2.73	1.82	0.91	0.00
14	4.43	4.21	3.94	3.72	3.50	3.28	2.79	1.86	0.93	0.00

C-2

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
15	4.52	4.29	4.02	3.80	3.57	3.34	2.85	1.90	0.95	0.00
16	4.63	4.40	4.12	3.89	3.66	3.43	2.92	1.94	0.97	0.00
17	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00
18	4.87	4.63	4.33	4.09	3.85	3.60	3.07	2.05	1.02	0.00
19	5.00	4.75	4.45	4.20	3.95	3.70	3.15	2.10	1.05	0.00
20	5.13	4.87	4.57	4.31	4.05	3.80	3.23	2.15	1.08	0.00
21	7.23	6.87	6.43	6.07	5.71	5.35	4.55	3.04	1.52	0.00
22	7.46	7.09	6.64	6.27	5.89	5.52	4.70	3.13	1.57	0.00
23	7.67	7.29	6.83	6.44	6.06	5.68	4.83	3.22	1.61	0.00
24	7.87	7.48	7.00	6.61	6.22	5.82	4.96	3.31	1.65	0.00
25	8.10	7.70	7.21	6.80	6.40	5.99	5.10	3.40	1.70	0.00
26	8.39	7.97	7.47	7.05	6.63	6.21	5.29	3.52	1.76	0.00
27	8.77	8.33	7.81	7.37	6.93	6.49	5.53	3.68	1.84	0.00
28	9.20	8.74	8.19	7.73	7.27	6.81	5.80	3.86	1.93	0.00
29	9.61	9.13	8.55	8.07	7.59	7.11	6.05	4.04	2.02	0.00
30	10.01	9.51	8.91	8.41	7.91	7.41	6.31	4.20	2.10	0.00
31	10.42	9.90	9.27	8.75	8.23	7.71	6.56	4.38	2.19	0.00
32	10.85	10.31	9.66	9.11	8.57	8.03	6.84	4.56	2.28	0.00
33	11.31	10.74	10.07	9.50	8.93	8.37	7.13	4.75	2.38	0.00
34	11.80	11.21	10.50	9.91	9.32	8.73	7.43	4.96	2.48	0.00
35	12.32	11.70	10.96	10.35	9.73	9.12	7.76	5.17	2.59	0.00
36	12.86	12.22	11.45	10.80	10.16	9.52	8.10	5.40	2.70	0.00
37	13.44	12.77	11.96	11.29	10.62	9.95	8.47	5.64	2.82	0.00
38	14.05	13.35	12.50	11.80	11.10	10.40	8.85	5.90	2.95	0.00
39	14.70	13.97	13.08	12.35	11.61	10.88	9.26	6.17	3.09	0.00
40	15.43	14.66	13.73	12.96	12.19	11.42	9.72	6.48	3.24	0.00
41	16.22	15.41	14.44	13.62	12.81	12.00	10.22	6.81	3.41	0.00
42	17.02	16.17	15.15	14.30	13.45	12.59	10.72	7.15	3.57	0.00
43	17.83	16.94	15.87	14.98	14.09	13.19	11.23	7.49	3.74	0.00
44	18.67	17.74	16.62	15.68	14.75	13.82	11.76	7.84	3.92	0.00
45	19.55	18.57	17.40	16.42	15.44	14.47	12.32	8.21	4.11	0.00
46	20.47	19.45	18.22	17.19	16.17	15.15	12.90	8.60	4.30	0.00
47	21.43	20.36	19.07	18.00	16.93	15.86	13.50	9.00	4.50	0.00
48	22.46	21.34	19.99	18.87	17.74	16.62	14.15	9.43	4.72	0.00
49	23.59	22.41	21.00	19.82	18.64	17.46	14.86	9.91	4.95	0.00
50	24.75	23.51	22.03	20.79	19.55	18.32	15.59	10.40	5.20	0.00
51	25.86	24.57	23.02	21.72	20.43	19.14	16.29	10.86	5.43	0.00
52	26.95	25.60	23.99	22.64	21.29	19.94	16.98	11.32	5.66	0.00
53	28.18	26.77	25.08	23.67	22.26	20.85	17.75	11.84	5.92	0.00
54	29.61	28.13	26.35	24.87	23.39	21.91	18.65	12.44	6.22	0.00
55	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	0.00

C-3

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
56	32.43	30.81	28.86	27.24	25.62	24.00	20.43	13.62	6.81	0.00
57	34.24	32.53	30.47	28.76	27.05	25.34	21.57	14.38	7.19	0.00
58	36.45	34.63	32.44	30.62	28.80	26.97	22.96	15.31	7.65	0.00
59	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
60	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
61	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
62	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00
65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00
66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00
67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00
68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00
69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00
71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00
72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00
73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00
74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00
75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00
76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00
77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00
78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00
79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00
80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
21	4.65	4.42	4.14	3.91	3.67	3.44	2.93	1.95	0.98	0.00
22	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00
23	4.84	4.60	4.31	4.07	3.82	3.58	3.05	2.03	1.02	0.00
24	4.94	4.69	4.40	4.15	3.90	3.66	3.11	2.07	1.04	0.00
25	5.03	4.78	4.48	4.23	3.97	3.72	3.17	2.11	1.06	0.00
26	5.25	4.99	4.67	4.41	4.15	3.89	3.31	2.21	1.10	0.00
27	5.48	5.21	4.88	4.60	4.33	4.06	3.45	2.30	1.15	0.00
28	5.72	5.43	5.09	4.80	4.52	4.23	3.60	2.40	1.20	0.00
29	5.98	5.68	5.32	5.02	4.72	4.43	3.77	2.51	1.26	0.00
30	6.26	5.95	5.57	5.26	4.95	4.63	3.94	2.63	1.31	0.00
31	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00

C-4

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
32	6.96	6.61	6.19	5.85	5.50	5.15	4.38	2.92	1.46	0.00
33	7.37	7.00	6.56	6.19	5.82	5.45	4.64	3.10	1.55	0.00
34	7.79	7.40	6.93	6.54	6.15	5.76	4.91	3.27	1.64	0.00
35	8.20	7.79	7.30	6.89	6.48	6.07	5.17	3.44	1.72	0.00
36	8.62	8.19	7.67	7.24	6.81	6.38	5.43	3.62	1.81	0.00
37	9.08	8.63	8.08	7.63	7.17	6.72	5.72	3.81	1.91	0.00
38	9.63	9.15	8.57	8.09	7.61	7.13	6.07	4.04	2.02	0.00
39	10.20	9.69	9.08	8.57	8.06	7.55	6.43	4.28	2.14	0.00
40	10.70	10.17	9.52	8.99	8.45	7.92	6.74	4.49	2.25	0.00
41	11.11	10.55	9.89	9.33	8.78	8.22	7.00	4.67	2.33	0.00
42	11.53	10.95	10.26	9.69	9.11	8.53	7.26	4.84	2.42	0.00
43	11.96	11.36	10.64	10.05	9.45	8.85	7.53	5.02	2.51	0.00
44	12.35	11.73	10.99	10.37	9.76	9.14	7.78	5.19	2.59	0.00
45	12.83	12.19	11.42	10.78	10.14	9.49	8.08	5.39	2.69	0.00
46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00
47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00
48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00
49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00
50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00
51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00
52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00
53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00
54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00
55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00
56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00
57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00
58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00
59	25.92	24.62	23.07	21.77	20.48	19.18	16.33	10.89	5.44	0.00
60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00
61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00
62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00
63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00
65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00
66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00
67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00
68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00
69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00
70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00
71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00

C-5

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00
75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00
76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00
77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00
78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00
79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00
80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
0	3.00	2.85	2.67	2.52	2.37	2.22	1.89	1.26	0.63	0.00
1	3.03	2.88	2.70	2.55	2.39	2.24	1.91	1.27	0.64	0.00
2	3.08	2.93	2.74	2.59	2.43	2.28	1.94	1.29	0.65	0.00
3	3.15	2.99	2.80	2.65	2.49	2.33	1.98	1.32	0.66	0.00
4	3.22	3.06	2.87	2.70	2.54	2.38	2.03	1.35	0.68	0.00
5	3.29	3.13	2.93	2.76	2.60	2.43	2.07	1.38	0.69	0.00
6	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00
7	3.45	3.28	3.07	2.90	2.73	2.55	2.17	1.45	0.72	0.00
8	3.53	3.35	3.14	2.97	2.79	2.61	2.22	1.48	0.74	0.00
9	3.62	3.44	3.22	3.04	2.86	2.68	2.28	1.52	0.76	0.00
10	3.72	3.53	3.31	3.12	2.94	2.75	2.34	1.56	0.78	0.00
11	3.79	3.60	3.37	3.18	2.99	2.80	2.39	1.59	0.80	0.00
12	3.86	3.67	3.44	3.24	3.05	2.86	2.43	1.62	0.81	0.00
13	3.94	3.74	3.51	3.31	3.11	2.92	2.48	1.65	0.83	0.00
14	4.02	3.82	3.58	3.38	3.18	2.97	2.53	1.69	0.84	0.00
15	4.10	3.90	3.65	3.44	3.24	3.03	2.58	1.72	0.86	0.00
16	4.19	3.98	3.73	3.52	3.31	3.10	2.64	1.76	0.88	0.00
17	4.28	4.07	3.81	3.60	3.38	3.17	2.70	1.80	0.90	0.00
18	4.38	4.16	3.90	3.68	3.46	3.24	2.76	1.84	0.92	0.00
19	4.47	4.25	3.98	3.75	3.53	3.31	2.82	1.88	0.94	0.00
20	4.57	4.34	4.07	3.84	3.61	3.38	2.88	1.92	0.96	0.00
21	5.09	4.84	4.53	4.28	4.02	3.77	3.21	2.14	1.07	0.00
22	5.18	4.92	4.61	4.35	4.09	3.83	3.26	2.18	1.09	0.00
23	5.28	5.02	4.70	4.44	4.17	3.91	3.33	2.22	1.11	0.00
24	5.35	5.08	4.76	4.49	4.23	3.96	3.37	2.25	1.12	0.00
25	5.45	5.18	4.85	4.58	4.31	4.03	3.43	2.29	1.14	0.00
26	5.65	5.37	5.03	4.75	4.46	4.18	3.56	2.37	1.19	0.00
27	5.95	5.65	5.30	5.00	4.70	4.40	3.75	2.50	1.25	0.00
28	6.29	5.98	5.60	5.28	4.97	4.65	3.96	2.64	1.32	0.00

C-6

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
29	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00
30	6.87	6.53	6.11	5.77	5.43	5.08	4.33	2.89	1.44	0.00
31	7.18	6.82	6.39	6.03	5.67	5.31	4.52	3.02	1.51	0.00
32	7.57	7.19	6.74	6.36	5.98	5.60	4.77	3.18	1.59	0.00
33	8.02	7.62	7.14	6.74	6.34	5.93	5.05	3.37	1.68	0.00
34	8.44	8.02	7.51	7.09	6.67	6.25	5.32	3.54	1.77	0.00
35	8.83	8.39	7.86	7.42	6.98	6.53	5.56	3.71	1.85	0.00
36	9.21	8.75	8.20	7.74	7.28	6.82	5.80	3.87	1.93	0.00
37	9.62	9.14	8.56	8.08	7.60	7.12	6.06	4.04	2.02	0.00
38	10.05	9.55	8.94	8.44	7.94	7.44	6.33	4.22	2.11	0.00
39	10.48	9.96	9.33	8.80	8.28	7.76	6.60	4.40	2.20	0.00
40	10.92	10.37	9.72	9.17	8.63	8.08	6.88	4.59	2.29	0.00
41	11.37	10.80	10.12	9.55	8.98	8.41	7.16	4.78	2.39	0.00
42	11.83	11.24	10.53	9.94	9.35	8.75	7.45	4.97	2.48	0.00
43	12.30	11.69	10.95	10.33	9.72	9.10	7.75	5.17	2.58	0.00
44	12.75	12.11	11.35	10.71	10.07	9.44	8.03	5.36	2.68	0.00
45	13.13	12.47	11.69	11.03	10.37	9.72	8.27	5.51	2.76	0.00
46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00
47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00
48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00
49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00
50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00
51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00
52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00
53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00
54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00
55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00
56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00
57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00
58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00
59	26.21	24.90	23.33	22.02	20.71	19.40	16.51	11.01	5.50	0.00
60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00
61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00
62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00
63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00
64	33.40	31.73	29.73	28.06	26.39	24.72	21.04	14.03	7.01	0.00
65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00
66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00
67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00
68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00
69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00

C-7

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00
71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00
74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00
75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00
76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00
77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00
78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00
79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00
80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

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The Statement of Additional Information (“SAI”) dated May 1, 2012 contains additional information about the Policy and the Variable Account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”), describing its Public Disclosure Program.

SEC File No. 333-149540/811-09507

Statement of Additional Information

for the

Farmers EssentialLife® Variable Universal Life

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

Phone: (206) 232-8400

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for Farmers EssentialLife Variable Universal Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2012 by calling
 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Policy.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the portfolios.

The date of this Statement of Additional Information is May 1, 2012.

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit. An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

Attained Age. The insured’s age on the issue date plus the number of Policy years completed since the issue date.

Beneficiary. The natural person(s) or entity(ies) you select to receive the Death Benefit Amount Payable from this Policy.

Business Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Surrender Value. The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, minus any monthly deductions due and unpaid, and minus any outstanding loan amount.

Company (we, us, our, Farmers, FNWL). Farmers New World Life Insurance Company

Contract Value. The sum of the values you have in the subaccounts and the Fixed Account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

Death Benefit Amount Payable. The amount we will pay to the beneficiary when we receive proof of the insured’s death, equal to death benefit in effect as of the date of the insured’s death, minus any monthly deductions due and unpaid at the date of the insured’s death, minus any outstanding loan amount, plus the amounts to be paid under the terms of any riders you added to the Policy.

Face Amount. The dollar amount of insurance selected by the Owner; used to determine the death benefit. The Face Amount on the issue date is set forth on the Policy specifications page. You may increase or decrease the Face Amount under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial surrender, may affect the amount of the Face Amount. The actual Death Benefit Amount Payable we pay under the Policy may be more or less than the Face Amount.

Fixed Account. An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the variable account.

Fixed Account Value. The portion of your Contract Value allocated to the Fixed Account.

Fund(s). Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

Initial Premium. The amount you must pay before insurance coverage begins under this Policy.

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Insured. The natural person whose life is insured by this Policy.

Issue Age. The insured’s age as of the last birthday on the issue date.

Issue Date. The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your Initial Premium (minus the premium expense charge) in the Fixed Account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the Fixed Account until the reallocation date.

Loan Account Value. The portion of your Contract Value allocated to the loan account.

Lapse. When life insurance coverage ends without value because you have not made a sufficient payment by the end of a 61-day grace period. On any monthly due date, the Policy enters a 61-day grace period unless: (i) the Cash Surrender Value is positive, after deducting the monthly deduction that is due; or (ii) the Contract Value exceeds the outstanding loan amount and your Policy passes the Grace Premium Test (which requires that a minimum premium amount be paid).

Maturity Date. The Policy anniversary when the insured reaches age 121 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

Monthly Deduction. The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the risk charges of any attached riders, and any monthly underwriting and sales expense charge.

Monthly Due Date. The day of each month when we determine the monthly deductions and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

NYSE. The New York Stock Exchange

Outstanding Loan Amount. The total amount of all outstanding Policy loans, including both principal and interest due, minus the total amount of all loan repayments. We deduct an amount equal to the outstanding loan amount from the subaccounts and the Fixed Account and place it in the loan account as collateral for the loans. The loan account is part of our General Account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.

Portfolio. A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class. A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums. All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge. An amount deduced from each premium payment before the remainder of the premium payment is allocated to the subaccounts and/or Fixed Account based on your current allocation percentage for premium payments. Initial Premiums are assessed the premium expense charge, and the remainder is allocated to the Fixed Account until the reallocation date.

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Reallocation Date. The date we reallocate any premium (plus interest) held in the Fixed Account to the subaccounts and/or Fixed Account as you directed in your application. The reallocation date is the record date, plus the number of days in your state’s right to examine period, plus 10 days.

Record Date. The date we record your Policy in our books as an in force policy.

Right-to-Examine Period. The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center office toll-free at 1-877-376-8008.

Subaccount. A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

Surrender. The termination of the Policy at the option of the Owner.

Surrender Charge. The amount, based on the Face Amount, we charge you to fully surrender this Policy. The surrender charge is equal to (a) +(b), where (a) is the surrender charge for the Face Amount on the issue date; and (b) is the surrender charge for each increase in Face Amount. The surrender charge applies during the first nine Policy years and within nine years following any increase in the Face Amount.

Tax Code. The Internal Revenue Code of 1986, as amended.

Variable Account. Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Written Notice. The written notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, Owner). The person entitled to exercise all rights as Owner under the Policy.

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General Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, any attached reinstatement applications, any applications for changes, any revised Policy specifications page issued by us, any document we send you with instructions to attach it to your Policy, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application or in any amendments or supplements to application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the insured in the application or in any amendments and supplements to the application. Therefore, if you make any material misrepresentation of a fact in the application (or in any amendments and supplements to the application), then we may contest the Policy’s validity, any increases in Face Amount, any reinstatement of the Policy, any attached rider, or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the issue date, or if reinstated, for two years during the insured’s lifetime from the effective date of reinstatement. In the absence of fraud, we will not contest any increase in Face Amount after the increase has been in force for two years during the insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the issue date, the Policy will terminate and our liability (or Death Benefit Amount Payable) is limited to an amount equal to the premiums paid, less any outstanding loan amount (which includes any interest you owe), and less any partial surrender amounts (not including processing fees) previously paid. A new two-year suicide period will apply from the effective date of any reinstatement or change from Option B (level death benefit option) to Option A (variable death benefit option) and to each increase in Face Amount starting on the effective date of each increase. During this two-year period, the Death Benefit Amount Payable will be limited to the amount that would have been payable if the Policy change had not been made, plus any additional cost of insurance charges and monthly underwriting and sales expense charges that have been deducted from the Contract Value solely as a result of the Policy change.

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Misstatement of Age or Gender

If the insured’s age or gender was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and gender based on the most recent deduction for cost of insurance. If the insured’s age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured’s correct age and gender.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of Owners generally, or certain classes of Owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

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Additional Information

Changing Death Benefit Options

•	After the first Policy year, you may change death benefit options or change the Face Amount (but not both, unless done simultaneously) once each Policy year.

•	You must make your request in writing and sign the request.

•	We may require evidence of insurability. We can deny your request for reasons including but not limited to the following:

•	We do not wish to increase the death benefits due to the insured’s health, occupation, avocations, or any factor that we believe has a bearing on the insured’s risk of death.

•	We conclude the insured has an excessive amount of insurance coverage

•	We conclude the Owner no longer has an insurable interest in the insured.

•	The effective date of the change will be the monthly due date following the date when we approve your request for a change.

•	The minimum premium will be recalculated.

•	We will send you a Policy endorsement with the change to attach to your Policy.

•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

•	We do not require evidence of insurability.

•	The Face Amount will change. The new Option B Face Amount will equal the Option A Face Amount prior to the change plus the Contract Value on the effective date of the change.

•	We will not impose an additional underwriting and sales expense charge on the portions of any increase in Face Amount due to a change in death benefit option.

•	The minimum premium will increase.

•

The change in option affects the determination of the death benefit since Contract Value is no longer added to the Face Amount. The death benefit will equal the new Face Amount (or, if higher, the Contract Value times the applicable death benefit percentage).

From Option B (level death benefit) to Option A (variable death benefit)

•	You must provide satisfactory evidence of insurability.

•

The Face Amount will change. The new Option A Face Amount will equal the Option B Face Amount prior to the change less the Contract Value on the effective date of the change, but the new Face Amount will not be less than the minimum Face Amount shown on your Policy specifications page.

•	We will not impose any partial surrender charge solely as a result of this change in Face Amount.

•	The minimum premium will decrease.

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•

The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new Face Amount, and the death benefit will then vary with the Contract Value.

•	Any underwriting and sales expense charge on the Policy will not be reduced as a result of any decrease in the Face Amount.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. If you surrender the Policy, or if the Policy matures, you may elect to receive the Cash Surrender Value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum Death Benefit Amount Payable proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the Fixed Account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on three things:

•	the amount of the surrender or Death Benefit Amount Payable proceeds on the surrender date, maturity date or insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and gender.

If you select Option 1, 2, 3, or 4, as described below, and the payee dies before we have paid all amounts available under the selected option, we will pay any remaining amount to the contingent payee, and if none, then to the estate of the payee.

Option 1 – Interest Accumulation:

•	Your proceeds will earn interest at a rate of not less than 2.5% per year compounded annually.

•	We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

Option 2 – Interest Income:

•	You will receive income of at least $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

•	Unless you direct otherwise, or the payee is a minor, the payee may withdraw the proceeds at any time.

•	After the first year, we may defer such withdrawal for up to six months.

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Option 3 – Income - Period Certain:

•	We will pay installments for a specified period.

•	The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.

Option 4 – Income - Amount Certain:

•	We will pay installments of a specified amount until the proceeds together with interest are paid in full.

•	We will credit interest at a rate of not less than 2.5% compounded annually.

Option 5 – Income - Life:

•	We will pay installments for the payee’s lifetime.

•	We will make payments for at least a specified guaranteed number of installments.

•	The amount of each installment will depend on the adjusted age and gender of the payee at the time the first payment is due.

•

We determine the adjusted age by calculating the age at the payee’s nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
Prior to 2011	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Tax Consequences. Even if the Death Benefit Amount Payable under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the Death Benefit Amount Payable after the insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

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We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed below.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. (The Automatic Asset Rebalancing Program may not be used to transfer amounts into and out of the Fixed Account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your Initial Premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the Business Day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

We may suspend or modify AAR at any time. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging Program discussed above.

Subaccount Unit Value

The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the variable account’s financial statements. The unit value may increase or decrease from one Business Day to the next.

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The unit value of any subaccount at the end of a Business Day is calculated as:

A x B, where:

“A” is the subaccount’s unit value for the end of the immediately preceding Business Day; and

“B” is the net investment factor for the end of the most current Business Day.

The net investment factor is an index we use to measure the investment performance of a subaccount from one Business Day to the next. Each subaccount has a net investment factor for each Business Day that may equal or be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Business Day by the following formula:

X	– Z
Y

“X” equals:

1.	the net asset value per portfolio share held in the subaccount at the end of the current Business Day; plus

2.	the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Business Day; minus

3.	the per share amount of any capital loss distribution on shares held in the subaccount during the current Business Day; minus

4.	the per share amount of any taxes or any amount set aside during the Business Day as a reserve for taxes.

“Y” equals the net asset value per portfolio share held in the subaccount as of the end of the preceding Business Day.

“Z” equals the daily equivalent of the annual mortality and expense risk charge for the Business Day times the number of days since the last Business Day. The mortality and expense risk charge is deducted from each subaccount on each Business Day.

Additional Information about Farmers and the Variable Account

Farmers New World Life Insurance Company (“Farmers”), is the stock life insurance company issuing the Policy. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers issues. Farmers’ General Account supports the Fixed Account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group Ltd (formerly known as Zurich Financial Services), a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

11

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Policy and the variable account, including the processing of all premium payments, loans, requests for transfers, partial surrenders, and full surrenders, and the calculation of Accumulation Unit values for each Policy and the variable account.

Distribution of the Policies

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301-2054. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the FINRA and of the Securities Investor Protection Corporation. Currently, the Policies are sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for sales of the Policies by its sales representatives. We also pay commissions to FFS for sales of other variable life insurance policies supported by the variable account. Prior to the date that sales of the Policies began, FFS received sales commissions with respect to the other variable life insurance policies supported by the variable account in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2009	$8,350,465	0
2010	$8,650,398	0
2011	$8,838,693	0

*	Includes sales commissions paid to FFS for other variable life insurance policies issued by Farmers.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm for the other variable life insurance policies supported by the variable account, FFS retained approximately $1,922,183 in commissions in 2011.

12

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2011, we paid FFS’s sales representatives and district managers $2,200,093 in bonus compensation for their sales of our other variable life insurance policies supported by the variable account.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

Reports to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing at least the following information as of the end of the report period:

• the current Face Amount • the current Death Benefit Amount Payable • the Contract Value • the Cash Surrender Value	• any loans since the last report • premiums paid since the last report • all deductions since the last report • any outstanding loan amount

You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the Fixed Account.

Policy Owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial surrenders, loans, and full surrenders. Scheduled financial transactions may be confirmed using quarterly statements.

Records

We and our agent, McCamish, maintain all records relating to the variable account and the Fixed Account.

Legal Matters

Legal matters with respect to our organization, our authority to issue variable life insurance policies, and the validity of the Policies has been passed upon by Garrett B. Paddor, Vice President, Corporate Secretary, and General Counsel.

Experts

The financial statements and schedules of Farmers New World Life Insurance Company as of December 31, 2011 and 2010, and for each of the years ended December 31, 2011, 2010 and 2009 (prepared in conformity with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington as described in Note 2 of the financial statements), and the financial statements of Farmers Variable Life Separate Account A as of December 31, 2011 and for each of the periods ended December 31, 2011 and 2010 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 1420 Fifth Avenue, Suite 1900, Seattle, Washington 98101, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

13

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2011 and 2010, and for each of the years ended December 31, 2011, 2010 and 2009, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Report of Independent Auditors, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2011 and for the periods ended December 31, 2011 and 2010, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

14

Index to Financial Statements

Farmers New World Life Insurance Company

Report of Independent Auditors

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2011 and 2010

Statutory Statements of Operations for the Years Ended December 31, 2011, 2010 and 2009

Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2011, 2010 and 2009

Statutory Statements of Cash Flows for the Years Ended December 31, 2011, 2010 and 2009

Notes to Statutory Financial Statements

Supplemental Schedule of Assets and Liabilities for the Year Ended December 31, 2011

Supplemental Summary Investment Schedule and Investment Risk Interrogatories for the Year Ended December 31, 2011

Farmers Variable Life Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2011

Statement of Operations for the Period Ended December 31, 2011

Statements of Changes in Net Assets for the Periods Ended December 31, 2011 and 2010

Notes to Financial Statements

F-1

Farmers New World Life

Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

As of December 31, 2011 and 2010 and

For the Years Ended December 31, 2011, 2010 and 2009

And Supplemental Schedules

As of and for the Year Ended December 31, 2011

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2011 and 2010

Report of Independent Auditors

To the Board of Directors and Stockholder of

Farmers New World Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of Farmers New World Life Insurance Company (the “Company”) as of December 31, 2011 and 2010, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2011, 2010 and 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2011 and 2010, or the results of its operations or its cash flows for the years ended December 31, 2011, 2010 and 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years ended December 31, 2011, 2010 and 2009, on the basis of accounting described in Note 2.

As discussed in Note 2 to the statutory financial statements, during 2009, the Company adopted new accounting guidance related to other-than-temporary impairments for loan-backed and structured securities, new accounting guidance related to deferred income taxes and changed the methodology used to calculate deferred premiums.

Our audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities and the Summary Investment Schedule and Investment Risk Interrogatories (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2011 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory financial statements. The effects on the supplemental schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the supplemental schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2011 and for the year then ended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

/s/    PricewaterhouseCoopers LLP

Seattle, Washington

April 30, 2012

2

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and

Capital and Surplus

December 31, 2011 and 2010

(in thousands of dollars)	2011	2010

Admitted Assets
Bonds, at amortized cost (market value of $6,079,028 and $5,756,084)	$5,526,503	$5,429,833
Preferred stocks, at cost or amortized cost (market value of $127 and $126)	34	72
Common stocks (cost of $45,000 and $45,000)	-	-
Mortgage loans on real estate, net of allowance for uncollectible loans	13	18
Investment real estate
Properties held for the generation of income, net	74,356	80,587
Contract loans	297,264	294,972
Other invested assets	1,859	39,097
Receivables for securities	2,433	93
Cash, cash equivalents and short-term investments	141,803	180,958

Total cash and invested assets	6,044,265	6,025,630
Accrued investment income	69,963	69,385
Deferred and uncollected premiums	101,797	104,369
Other assets	57,112	51,375
Current federal income tax recoverable and interest thereon	9,314	8,328
Net deferred tax asset	124,565	137,057
Electronic data processing equipment, net of depreciation	-	2
Separate accounts	452,577	462,623

Total admitted assets	$6,859,593	$6,858,769

Liabilities
Aggregate reserves for life and annuity policies	$5,115,888	$5,041,600
Aggregate reserves for accident and health policies	2,190	1,824
Contract claims	50,488	44,600
Liability for deposit-type contracts	459,075	454,094
General expenses due and accrued	24,966	25,234
Taxes, licenses, and fees due and accrued	5,997	4,977
Unearned investment income	468	510
Amounts withheld or retained by the Company as agent or trustee	445	426
Amounts held for agents’ account	5,576	5,429
Remittances and items not allocated	13,767	8,737
Interest maintenance reserve	18,349	2,614
Asset valuation reserve	24,148	19,249
Reinsurance in unauthorized companies	5,429	-
Securities lending collateral liability	15,961	64,636
Other liabilities	63,296	50,682
Separate accounts	452,577	462,623

Total liabilities	6,258,620	6,187,235

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized,
6,600,000 shares issued and outstanding December 31, 2011 and 2010, respectively)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Aggregate write-ins for special surplus funds	42,015	54,350
Unassigned surplus	549,159	607,385

Total capital and surplus	600,973	671,534

Total liabilities and capital and surplus	$6,859,593	$6,858,769

The accompanying notes are an integral part of these statutory financial statements.

3

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2011, 2010 and 2009

(in thousands of dollars)	2011	2010	2009

Revenues
Premiums and annuity considerations	$630,230	$610,704	$600,688
Net investment income, excluding realized gains and losses	311,585	320,544	316,902
Amortization of interest maintenance reserve	1,180	806	2,291
Commissions and expense allowances on reinsurance ceded	137,742	133,471	126,112
Reserve adjustments on reinsurance ceded	(47,347)	(26,383)	(46,608)
Other	6,817	6,659	9,613

Total revenues	1,040,207	1,045,801	1,008,998

Benefits and expenses
Death and other benefits	241,224	230,084	215,675
Surrender benefits and other fund withdrawals	234,283	254,460	242,360
Interest on policy or contract funds	21,939	22,282	21,995
Increase in aggregate reserves	74,654	65,934	57,871
Commissions	82,344	84,115	80,132
General insurance expenses	167,879	178,590	179,822
Taxes, licenses and fees	22,957	20,201	21,017
Increase in loading on deferred and uncollected premiums	5,134	3,446	2,503
Transfers to separate accounts	5,638	(1,047)	2,901
Aggregate write-ins for deductions	7	140	22

Total benefits and expenses	856,059	858,205	824,298

Net gain from operations before federal income taxes and realized capital gains/(losses)	184,149	187,596	184,700
Federal income taxes	66,979	63,884	53,652

Net gain from operations before realized capital gains/(losses)	117,170	123,712	131,048
Net realized capital gains/(losses), less capital gains/(losses) taxes of $(2,259), $(5,729) and $(6,964) and transfers to interest maintenance reserve of $16,914, $6,105 and $(22,095) at December 31, 2011, 2010, and 2009, respectively	20,009	679	(144,357)

Net income (loss)	$137,179	$124,391	$(13,309)

The accompanying notes are an integral part of these statutory financial statements.

4

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2011, 2010 and 2009

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Aggregate Write-ins for Special Purpose Funds	Unassigned Surplus	Total Capital and Surplus

Balances at December 31, 2008	$6,600	$3,199	$-	$543,370	$553,169
Net loss	-	-	-	(13,309)	(13,309)
Change in net unrealized capital losses	-	-	-	5,555	5,555
Change in net deferred taxes	-	-	-	31,895	31,895
Change in nonadmitted assets	-	-	-	10,607	10,607
Cumulative effect of changes in accounting principle	-	-	-	32,590	32,590
Change in SSAP No. 10R net deferred income taxes	-	-	53,621	-	53,621

Balances at December 31, 2009	6,600	3,199	53,621	610,708	674,128
Net Income	-	-	-	124,391	124,391
Change in net unrealized capital gains	-	-	-	3,813	3,813
Change in net deferred taxes	-	-	-	(10,725)	(10,725)
Change in nonadmitted assets	-	-	-	19,436	19,436
Cumulative effect of change in accounting principle	-	-	-	(12,937)	(12,937)
Change in reserve on account of change in valuation basis	-	-	-	11,948	11,948
Change in asset valuation reserve	-	-	-	(19,249)	(19,249)
Dividends to stockholder	-	-	-	(120,000)	(120,000)
Change in SSAP No. 10R net deferred income taxes	-	-	729	-	729

Balances at December 31, 2010	6,600	3,199	54,350	607,385	671,534
Net Income				137,179	137,179
Change in net unrealized capital gains				(7,795)	(7,795)
Change in net deferred taxes				(7,136)	(7,136)
Change in nonadmitted assets				6,510	6,510
Change for reinsurance in unauthorized companies				(5,429)	(5,429)
Change in asset valuation reserve				(4,899)	(4,899)
Dividends to stockholder				(173,700)	(173,700)
Change in SSAP No. 10R net deferred income taxes			(12,335)	-	(12,335)
SSAP No. 3 deferred tax adjustment				(2,956)	(2,956)

Balances at December 31, 2011	$6,600	$3,199	$42,015	$549,159	$600,973

The accompanying notes are an integral part of these statutory financial statements.

5

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

Years Ended December 31, 2011, 2010 and 2009

(in thousands of dollars)	2011	2010	2009

Cash from operations
Premiums collected net of reinsurance	$627,621	$612,339	$603,568
Net investment income	313,936	319,409	313,336
Miscellaneous income	144,560	140,130	135,724

Cash provided by operating activities	1,086,117	1,071,878	1,052,628

Benefits and loss related payments	544,003	533,361	522,286
Net transfers to separate accounts	2,285	(1,870)	7,640
Commissions, expenses paid and write-ins	273,728	282,983	288,141
Federal and foreign income taxes paid	75,084	45,329	62,924

Cash used in operating activities	895,100	859,803	880,991

Net cash from operations	191,017	212,075	171,637

Cash from investments
Bonds	879,182	848,511	881,599
Common and preferred stocks	260	-	-
Mortgage loans	5	4	25
Other invested assets	37,403	33,857	129,898
Net gains on cash, cash equivalents and short term investments	29	24	177
Miscellaneous proceeds	64,632	8,111	9,177

Cash provided by investing activities	981,511	890,507	1,020,876

Bonds	951,058	872,304	1,264,640
Common and preferred stocks	-	-	-
Real estate	3,299	31,193	1,900
Other invested assets	-	22,760	11,963
Miscellaneous applications	2,341	14,301	21,940

Cash paid for investing activities	956,698	940,558	1,300,443
Net increase in contract loans and premium notes	2,292	5,756	13,880

Net cash provided by (used in) investments	22,521	(55,807)	(293,447)

Cash from financing and miscellaneous sources
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	5,018	(13,951)	17,410
Dividends to stockholder	(173,700)	(120,000)	-
Other cash (applied) provided	(84,011)	19,675	54,522

Net cash (used in) provided by financing and miscellaneous sources	(252,693)	(114,276)	71,932

Net change in cash, cash equivalents and short-term investments	(39,155)	41,992	(49,878)
Cash, cash equivalents and short-term investments
Beginning of year	180,958	138,966	188,844

End of year	$141,803	$180,958	$138,966

The accompanying notes are an integral part of these statutory financial statements.

6

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly-owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges” or the “P&C Group”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Office of Insurance Commissioner of the State of Washington (“OIC”). It is also subject to regulation by the states in which it transacts business. The Company owns 100% of the common stock of Leschi Life Assurance Company (“Leschi”), a special purpose financial captive, which is domiciled and licensed in the state of South Carolina.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance and annuity markets. Principal lines of business include traditional whole life, universal life and variable universal life, as well as term life insurance products. Additionally, the Company offers flexible and single premium deferred annuities, single premium immediate annuities, and variable annuity products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2011, this network consisted of approximately 14,323 direct writing agents and approximately 525 district managers, each of whom is an independent contractor.

Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

7

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual version effective January 1, 2001 (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices.

The Company had two permitted practices that differ from those found in the Revised Code of Washington (“RCW”) as of December 31, 2010. The first related to the requirement to nonadmit real property in excess of limitations as stated in the RCW 48.13.170 and expired for periods beginning after December 31, 2010. With explicit permission of the Commissioner of Insurance of the OIC, the Company held real estate as admitted assets beyond the five year stated limitation for disposition of real estate acquired through foreclosure. With the expiration of the permitted practice, the nonadmission of this real estate does appear as a difference between NAIC SAP and practices prescribed or permitted by the OIC in the Company’s 2011 annual statement. However, this permitted practice did not result in a difference between the amounts reported in the Company’s 2010 annual statement and NAIC SAP as NAIC SAP has no limitation period for disposal of real estate acquired through foreclosure. As of December 31, 2011 and 2010, the Company owned $3,230,000 and $3,336,000 in real estate acquired through foreclosure, respectively.

The Company’s second permitted practice, which is not expired, relates to mutual fund limitations. Under Washington State Insurance code RCW 48.13.240(3), a mutual fund is classified as a miscellaneous investment and investment in a single entity’s mutual fund is limited to no more than one percent (1%) of an insurer’s assets. The Company, based on an order granting approval of special consent from the OIC, is permitted to invest up to four percent (4%) of its assets in a single entity’s mutual funds and to acquire and hold a single entity’s or entities’ NAIC exempt listed mutual funds in an unlimited amount of the Company’s assets, effective October 1, 2009 and expiring at December 31, 2011. As of December 31, 2011 and December 31, 2010 the Company held $110,443,000 or 1.6% and $90,452,000 or 1.3%, respectively, of admitted assets in a single entity’s mutual fund in its short-term investments. There is no impact to the net income, capital and surplus or the risk-based capital of the company as a result of this permitted practice compared to NAIC Accounting Practices and Procedures and the Annual Statement Instructions.

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed or permitted by the OIC are shown below as of December 31, 2011 and 2010. These practices prescribed or permitted by the OIC do not have an impact on net income.

(in thousands of dollars)	2011	2010

Capital and surplus per practices prescribed or permitted by the State of Washington	$600,973	$671,534
OIC permitted practice (RCW 48.13.170)
Real estate	3,230	-
OIC permitted practice (RCW 48.13.240)
Mutual fund	-	-

Net change	3,230	-

Capital and surplus, NAIC SAP	$604,203	$671,534

8

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from GAAP in the following respects:

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale or will be held until maturity.

In determining fair market value for the majority of securities, quotes were obtained from third party sources. If quotes from these sources were not available, a broker estimate was used.

Changes between cost and admitted asset investment amounts are recorded directly to unassigned surplus rather than net of amortization and tax, to a separate component of stockholder’s equity and other comprehensive income.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold; for interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium-paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, premiums are recognized as revenues when due. For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, interest

9

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

earned, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Under statutory accounting practices, reinsurance reserves and reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively. Under GAAP, these reinsurance amounts are reflected as an asset.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. In addition to a valuation allowance, net deferred tax assets are limited to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders’ equity consistently with the pre-tax income item for which they relate. Additionally, under GAAP, deferred income tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Nonadmitted Assets

Under statutory accounting practices, certain assets are considered nonadmitted assets for statutory purposes and any changes in such assets are credited or charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

Statement of Cash Flows

The statutory basis statement of cash flows is presented as required and differs from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

Separate Accounts

The Company issues variable universal life (“VUL”) and deferred variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company. As of December 31, 2011, there were 36 sub-accounts available for the VUL products, 47 sub-accounts available for variable annuity, 34 sub-accounts available for Farmers EssentialLife VUL and 23 sub-accounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the sub-accounts may not meet their stated objectives.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•

Reserves for life insurance are based on the American Experience, 1941, 1958, 1980 or 2001 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 2.25% to 6.00%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC.

•

Reserves for deferred annuities, including variable annuities, are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 1994 Guaranteed Minimum Death Benefit mortality tables with interest rates from 3.00% to 6.00%.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.25% to 5.75%.

•

Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A or Annuity 2000 mortality tables with interest rates from 3.00% to 4.50%.

•

Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

11

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2011 and 2010, the Company had approximately $24,581,883,000 and $20,465,408,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2011 and 2010 was approximately $93,000 and $779,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. All security transactions are recorded on a trade date basis. Investments are recorded on the following bases:

•

Bonds – at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a retrospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase

12

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

assumptions are accounted for using the retrospective method except for high-risk securities, which use the prospective method. The Company uses the retrospective method and has elected to use book value as of January 1, 1994, as the cost for loan-backed securities purchased prior to January 1, 1994, where historical cash flows are not readily available.

•

Preferred stocks – Preferred stocks with NAIC designations of 1 through 3 with characteristics of debt securities are reported at cost or amortized cost. Preferred stocks with NAIC designations of 1 to 3 with characteristics of equity securities are reported at cost. All other preferred stocks are reported at amortized cost or the lower of amortized cost or fair value, depending on their NAIC designation.

•

Common stocks – The Company has sole ownership in a subsidiary, Leschi. It was accounted for under the equity method. As of December 31 2009, the Company ceased applying the equity method when the carrying value of Leschi was reduced to zero because the Company has not guaranteed any of the obligations of Leschi and is not committed to providing further financial support for Leschi.

•

Mortgage loans – at the aggregate unpaid balance. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, as a practical expedient, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. The Company had no impaired loans as of December 31, 2011 and 2010. The maximum percentage of any one loan to the value of the security at the origination date of the loan is 75%.

•

Real estate, including related improvements – at the depreciated historical cost or market if impaired. Depreciation is provided on a straight-line basis over 30 years, which is the estimated life of the properties. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Accumulated depreciation for real estate as of December 31, 2011 and 2010 is approximately $36,662,000 and $32,657,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to the estimated fair value with the impairment loss being included in realized losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. In March 2011, the Company recognized an impairment loss of $2,295,000 on the Rocklin real estate investment. Comparatively, there were no impairments recognized in 2010 and 2009.

•	Contract loans – at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets – These balances consist of the Company’s investment in joint ventures, hedge funds, securities lending reinvested assets and call options.

•

Joint ventures, hedge funds and partnerships – The Company’s investment in joint ventures, hedge funds and partnerships are reported based upon the Company’s proportionate share of the underlying equity of the investee with changes in value being recorded as a component of net unrealized gains or losses in surplus. The Company recognized total impairment losses of $84,000, $25,000 and $30,942,000 for its investments in Joint Ventures, Partnerships and Limited Liability Companies for the periods ended December 31, 2011, 2010 and 2009, respectively. The circumstances leading to impairments were the other-than-temporary declines of the fair value of these investments.

13

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

•

Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) call options are purchased as economic hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded as unrealized gains or losses. Premiums paid on S&P 500 call options are amortized to net investment income over the term of the contracts. The call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. The annuities were written based on a 7-year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e. payment of interest to the policyholder at the end of the investment term and maturity of the S&P 500 call option) for each annuity is generally expected to occur in 7 years or less.

•	Short-term investments — at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on one of the following: 1) book value or fair value of individual investment, or 2) the cost of the specific security. The unrealized gains or losses on common stocks, hedge fund and options are accounted for as direct increases or decreases in statutory unassigned surplus, and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received. Fair value is based on quoted market prices. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other than temporary.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due is nonadmitted. Nonadmitted investment income due and accrued as of December 31, 2011 and 2010 was $97,000 and $5,000, respectively.

Federal Income Taxes

The Company applied the NAIC Statement of Statutory Accounting Principles No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP 10 (“SSAP No. 10R”). Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets

14

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

expected to be realized within three years of the balance sheet date or a maximum of 15% of statutory capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with the domiciliary state commissioner, adjusted to exclude any admitted net deferred tax assets, electronic data processing equipment and operating system software and any net positive goodwill. Gross deferred tax assets are required to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Companies that meet the risk-based capital trend-test may elect to admit additional deferred tax assets under the provisions of paragraph 10.e, which provides expanded time periods and surplus limitations. The Company qualifies for and has elected to apply the expanded provisions. The additional deferred tax assets admitted under the provisions of paragraph 10.e are $42,015,000 and $54,350,000 as of December 31, 2011 and 2010.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2007 and prior for U.S. federal tax are closed to tax authority examinations. The Company records any potential net interest and penalties in its income tax expense component of the Statement of Operations. During 2011 and 2010, the Company did not accrue any interest and penalties related to income tax contingencies.

Leases

The Company has a long-term lease commitment with options to renew at the end of the lease period. Operating lease payments are charged to the income statement in the period in which they are incurred. Rental expense for 2011, 2010 and 2009 was approximately $2,834,000 for each of the years, respectively. See Note 15 for discussion of lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, an admitted asset, is calculated using the straight-line basis over 3 years. Accumulated depreciation on electronic data processing equipment as of December 31, 2011 and 2010 was approximately $270,000 and $340,000, respectively.

Depreciation expense on assets was approximately $2,000, $17,000 and $45,000 for each year ended December 31, 2011, 2010 and 2009, respectively, and has been included in general expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

15

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

Accounting Changes

The Company adopted SSAP No. 100 “Fair Value Measurements” (“SSAP No. 100”) effective December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. Please see Note 5 for disclosures related to SSAP No. 100.

As of September 30, 2010, reserves for all Level Term 2000 base plans were changed from mean reserves to exact reserves. The impact of this change on the Company’s surplus for periods ending December 31, 2009 and prior is as follows. As of December 31, 2009, deferred and uncollected premiums declined by $12,937,000; and aggregate reserves for life contracts declined by $11,948,000. The impact of these changes are reported as cumulative effects of changes in accounting principles in the amount of $(12,937,000) and a change in reserve on account of change in valuation basis in the amount of $11,948,000 for a net impact to surplus of $(989,000).

In December 2009, the NAIC issued Statements of Statutory Accounting Principles No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP 10 (“SSAP No. 10R”). This guidance provides an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. It requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. This guidance was effective for 2011, 2010 and 2009 annual statements. The cumulative effect of adopting this pronouncement was $42,015,000 and $54,350,000 for the years ended December 31, 2011 and 2010, respectively, and is reported as aggregate write-ins for special surplus funds on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Please see Note 13 for additional disclosures related to the Company’s federal income taxes.

Change in Valuation Basis

In 2010, the Company changed the methodology used to calculate its reserves for all Level Term 2000 base plans from mean reserves to exact reserves. The impact of this change on the Company’s surplus is discussed above under accounting changes.

Statements of Cash Flows

For purposes of the statement of cash flows, cash and short-term investments include cash and investments, principally money market funds, with remaining maturities at date of purchase of 12 months or less.

16

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2011, 2010 and 2009 are as follows:

(in thousands of dollars)	2011	2010	2009

Bonds	$292,712	$302,984	$293,985
Preferred stocks		-	-
Mortgage loans on real estate	1	2	3
Investment real estate	9,664	9,053	6,083
Contract loans	22,793	22,272	21,493
Short-terms investments	71	105	701
Other	59	138	6,542

Gross investment income	325,300	334,554	328,807
Less: Investment expenses	(13,715)	(14,010)	(11,905)

Net investment income	$311,585	$320,544	$316,902

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2011, 2010 and 2009, the Company’s investment expense included fees of approximately $232,000, $217,000 and $226,000, respectively, to its parent company, FGI.

In 2011, 2010 and 2009, the Company’s investment expenses included fees of approximately $162,000, $223,000 and $174,000, respectively, to Zurich Investment Services.

In 2011, 2010 and 2009, the Company’s investment expenses included fees of approximately $1,415,000, $1,197,000 and $1,285,000, respectively, to Zurich Group Investments.

In 2011, 2010 and 2009, the Company’s investment expenses included fees of approximately $728,000, $912,000 and $1,475,000, respectively, to Zurich Alternative Asset Management.

17

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2011, 2010 and 2009 are as follows:

(in thousands of dollars)	2011	2010	2009

Bonds	$26,934	$(809)	$(117,932)
Preferred stocks	223	(248)	-
Short-term Investments	8	2	20
Investment Real Estate	(2,295)	-	(523)
Other	9,794	2,110	(54,981)

	34,664	1,055	(173,416)
Transfer to interest maintenance reserve	(16,914)	(6,105)	22,095
Add: Tax benefit (expense) on net realized losses (gains)	2,259	5,729	6,964

	$20,009	$679	$(144,357)

Impairment losses included in realized gains and losses above, for the years ended December 31, 2011, 2010 and 2009 are as follows:

(in thousands of dollars)	2011	2010	2009

Bonds	$(171)	$(19,908)	$(69,106)
Preferred stocks	-	(248)	-
Investment real estate	(2,295)	-	(523)
Other	(84)	(25)	(30,943)

	$(2,550)	$(20,181)	$(100,572)

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a monthly basis, identifies securities in an unrealized position that could potentially be other-than-temporarily impaired.

18

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

Unrealized Gains and Losses on Common Stock

Gross unrealized gains and losses pertaining to Leschi common stock as of December 31, 2011 and 2010 are as follows:

(in thousands of dollars)	Gains	Losses	Net

2011
Common stock
Industrial and miscellaneous (affiliated)	$-	$(45,000)	$(45,000)

Total common stock	$-	$(45,000)	$(45,000)

2010
Common stock
Industrial and miscellaneous (affiliated)	$-	$(45,000)	$(45,000)

Total common stock	$-	$(45,000)	$(45,000)

Unrealized Gains and Losses on Bonds and Redeemable Preferred Stocks

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds and preferred stocks as of December 31, 2011 and 2010 are as follows:

(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

2011
Bonds
U.S. Governments	$442,056	$38,261	$(81)	$480,235
All Other Governments	14,875	975	-	15,850
States, Territories and Possessions	17,006	1,501	(20)	18,487
Political Subdivisions	42,298	6,967	-	49,265
Special Revenues	137,381	24,243	-	161,624
Industrial and miscellaneous	3,004,238	357,085	(13,481)	3,347,842
Hybrid Securities	11,821	1,641	(597)	12,865

Total bonds	$3,669,674	$430,673	$(14,179)	$4,086,168
Loan-Backed Securities	1,856,829	147,607	(11,576)	1,992,860
Redeemable preferred stocks	34	93	-	127

Total fixed maturities	$5,526,537	$578,373	$(25,755)	$6,079,155

19

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

2010
Bonds
U.S. Governments	$411,971	$8,239	$(6,989)	$413,221
All Other Governments	21,872	626	(38)	22,460
States, Territories and Possessions	33,275	150	(37)	33,388
Political Subdivisions	46,447	1,078	(1,568)	45,957
Special Revenues	173,714	3,461	(4,113)	173,062
Industrial and miscellaneous	2,880,452	205,150	(9,820)	3,075,782
Hybrid Securities	11,820	2,824	(433)	14,211

Total bonds	$3,579,551	$221,528	$(22,998)	$3,778,081
Loan-Backed Securities	1,850,282	135,145	(7,424)	1,978,003
Redeemable preferred stocks	72	54	-	126

Total fixed maturities	$5,429,905	$356,727	$(30,422)	$5,756,210

Unrealized Losses on Fixed Maturities and Equity Securities

Estimated fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2011 and 2010 were as follows:

	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

2011
Fixed maturities:
Bonds
U.S. Governments	$6,468	$(81)	$-	$-
All Other Governments	-	-	-	-
States, Territories and Possessions	2,841	(20)	-	-
Political Subdivisions	-	-	-	-
Special Revenues	-	-	-	-
Industrial and miscellaneous	254,089	(8,621)	25,199	(4,861)
Hybrid Securities	-		1,569	(597)

Total bonds	$263,398	$(8,722)	$26,768	$(5,458)
Loan-Backed Securities	147,238	(5,876)	31,465	(5,699)

Redeemable preferred stocks	-

Total fixed maturities	$410,636	$(14,598)	$58,233	$(11,157)

Equity securities:
Industrial and miscellaneous (affiliated)	$-	$-	$-	$(45,000)

Total equity securities	$-	$-	$-	$(45,000)

20

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

2010
Fixed maturities:
Bonds
U.S. Governments	$177,373	$(6,989)	$-	$-
All Other Governments	2,354	(38)	-	-
States, Territories and Possessions	17,571	(37)	-	-
Political Subdivisions	21,069	(1,568)	-	-
Special Revenues	116,384	(4,113)	-	-
Industrial and miscellaneous	264,599	(5,566)	62,411	(4,255)
Hybrid Securities	-	-	1,733	(433)

Total bonds	$599,350	$(18,311)	$64,144	$(4,688)
Loan-Backed Securities	94,430	(451)	80,810	(6,973)

Redeemable preferred stocks			-	-

Total fixed maturities	$693,780	$(18,762)	$144,954	$(11,661)

Equity securities:
Industrial and miscellaneous (affiliated)	$-	$-	$-	$(45,000)

Total equity securities	$-	$-	$-	$(45,000)

As of December 31, 2011, fixed maturities represented 36% of the Company’s total unrealized loss amount, which was comprised of 89 securities. The remaining portion of the Company’s total unrealized loss amount is attributed to one equity security. The Company holds 8 securities that are in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 72 securities, of which 74%, or $303,273,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2011 were comprised of 17 securities, with a total fair value of approximately $58,233,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

For loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received.

21

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2011.

Loan-backed Securities

In accordance with SSAP No. 43R, effective July 1, 2009, loan-backed securities with fair values less than amortized cost where the Company (i) has the intent to sell the security; or (ii) lacks the intent or the ability to retain the security for a period of time sufficient to recover the amortized cost basis; the security is written down to fair value with the associated realized loss reported in net income.

There were no loan-backed securities impaired during 2011 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. Loan-backed securities impaired to their present value of projected cash flows that are still held as of December 31, 2011 consisted of the following:

(in thousands of dollars)
Date of Financial Statement Where Reported	Cusip	Description	Book/Adjusted Carrying Value Amortized Cost Before Current Period Other-Than- Temporary Impairment	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value

9/30/2009	949797AA2	WFMBS 2007-15 A1	$7,650	$(98)	$7,552	$6,511
9/30/2010	41162DAF6	HVMLT 2006-12 2A2A	1,937	(588)	1,349	1,712
12/31/2010	22540AET1	CSFB 1997-C2 AX	172	(78)	94	114
12/31/2010	23322BEE4	DLJCM 1999-CG1 S	887	(376)	511	217
12/31/2010	756991AG0	SBA IO RMOF 9084	69	(5)	64	69
12/31/2010	76200RAV0	RFMSI 2007-S7 A20	5,760	(79)	5,681	5,871
3/31/2011	93934FEN8	WMALT 2005-9 2A2	4,393	-	4,393	4,277
12/31/2011	22540AET1	CSFB 1997-C2 AX	46	(11)	35	35
12/31/2011	23322BEE4	DLJCM 1999-CG1 S	504	(160)	344	273

		Totals loan-backed securities	$21,418	$(1,395)	$20,023	$19,079

In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions was made on the security level. Where it was determined that less than 100% of contractual cash flows would be received, the impairment was measured by discounting the projected cash flows and comparing these discounted cash flows to the amortized cost basis of the securities in accordance to SSAP No. 43R.

22

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Finacial Statements

December 31, 2011 and 2010

The roll-forward of the amounts related to credit losses on loan-backed securities recognized in earnings are as follows:

(in thousands of dollars)	2011	2010	2009

Beginning balance of credit losses on loan-backed securities	$(4,647)	$(1,467)	$-
Additions not previously recognized	-	(5,641)	(1,472)
Additional OTTI on previously impaired securities	(171)	-	-
Reductions for securities sold during the period	3,423	5,147	5
Impairment on intent to sell securities	-	(2,686)	-

Ending balance of credit losses on loan-backed securities owned as of December 31	$(1,395)	$(4,647)	$(1,467)

Subprime Mortgage Related Risk Exposure

Generally, direct subprime exposures were identified based upon consideration of the following types of features: interest rate above prime to borrowers that did not qualify for prime rate loans; borrowers with low credit ratings (FICO scores); interest only or negative amortizing loans; unconventionally high initial loan-to-value ratios; unusually low initial payments based on a fixed introductory rate that expires after a short initial period and then adjusts to an unusually high rate based upon a variable index rate plus a margin; borrowers with less than conventional documentation of their income and/or net assets; very high or no limits on how much the payment amount or the interest rate may increase or reset periods; or loans that include substantial prepayment penalties and or prepayment penalties that extend beyond the initial interest rate adjustment.

The Company has no direct exposure through investments in subprime mortgage loans. The following table details the Company’s direct exposure to subprime risk through other investments as of December 31, 2011:

(in thousands of dollars)	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other-Than- Temporary Impairment Losses Recognized

Residential mortgage-backed securities	$35,294	$35,229	$32,842	$(1,414)
Other assets	440	423	423

Totals	$35,734	$35,652	$33,265	$(1,414)

Maturities of Bonds and Preferred Stocks

The amortized cost and estimated fair value of bonds and preferred stocks, by contractual maturity, at December 31, 2011 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

23

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

(in thousands of dollars)	Amortized Cost	Estimated Fair Value

Due to 1 year or less	$150,574	$152,755
Due after 1 year through 5 years	812,907	855,881
Due after 5 years through 10 years	1,273,158	1,385,239
Due after 10 years	1,433,035	1,692,293

	3,669,674	4,086,168

Loan-backed securities	1,856,829	1,992,860
Preferred stocks	34	127

	$5,526,537	$6,079,155

Sales of Bonds, Preferred Stocks and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds, preferred stocks and common stocks for the years ended December 31, 2011, 2010 and 2009 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds

2011
Bonds	$29,155	$(2,107)	$520,828

2010
Bonds	$26,435	$(8,419)	$501,820

2009
Bonds	$20,903	$(73,543)	$544,774

Bonds with an amortized cost of approximately $3,911,000 and $3,891,000 were on deposit with regulatory authorities at December 31, 2011 and 2010, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,657,000 and $4,299,000 as of December 31, 2011 and 2010, respectively.

On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. Mount Rosa/Mount Evans is not an affiliated company; however, in these special purpose vehicle bonds, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The maturity date for these bonds is July 17, 2033. The Coupon rate for these bonds is 6.15% and interest is paid semi-annually. The Company earned approximately $4,616,000, $923,000 and $923,000 of interest income in 2011, 2010 and 2009, respectively. Market values for these bonds were approximately $96,566,000 and $19,313,000, respectively, as of December 31, 2011.

24

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

4.	Statutory Investment Valuation Reserves

The tables below present changes in the major elements of the AVR and the IMR:

(in thousands of dollars)	AVR	IMR

Balances as of December 31, 2008	$-	$21,700
Realized investment gains (losses), net of tax	(90,625)	(22,095)
Amortization of investment gains	-	(2,290)
Unrealized investment losses, net of deferred tax	(1,996)	-
Basic contribution	5,444	-
Reserve objective over accumulated balances at 20%	23,519	-
Adjustment down to maximum/up to zero	63,658	-

Balances as of December 31, 2009	-	(2,685)

Realized investment gains (losses), net of tax	6,791	6,105
Amortization of investment gains	-	(806)
Unrealized investment losses, net of deferred tax	2,479	-
Basic contribution	6,399	-
Reserve objective over accumulated balances at 20%	3,580	-
Adjustment down to maximum/up to zero	-	-

Balances as of December 31, 2010	19,249	2,614

Realized investment gains (losses), net of tax	5,617	16,915
Amortization of investment gains	-	(1,180)
Unrealized investment losses, net of deferred tax	(5,067)	-
Basic contribution	4,496	-
Reserve objective over accumulated balances at 20%	(147)	-
Adjustment down to maximum/up to zero

Balances as of December 31, 2011	$24,148	$18,349

The AVR requires reserves for default risk on bonds and preferred stocks, common stocks, mortgage loans on real estate and other investments. The IMR is designed to capture the realized gains and losses which result from changes in the overall level of interest rates and amortize such into income over the approximate remaining life of the investments sold. Changes in the AVR have been applied directly to unassigned surplus. Investment gains and losses, net of tax, added to the IMR are amortized to income over the remaining life of the investments sold.

5.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s

25

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair value hierarchy are as follows:

•

Level 1: Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include highly liquid U.S. Treasury securities, money market funds, certain mortgage backed securities, and exchange traded equity and derivative securities.

•	Level 2: Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
c)	Inputs other than quoted market prices that are observable;
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

Financial Assets Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2011 and 2010 about the Company’s financial assets measured at fair value:

(in thousands of dollars)	Level 1	Level 2	Level 3	Total
2011
Assets at Fair Value
Other Invested Assets:
Other Joint Ventures - Unaffiliated	$-	$-	$1,817	$1,817

Sub-Total	$-	$-	$1,817	$1,817

Aggregate Write-Ins for Investment Assets:
Derivative Instruments	$-	$42	$-	$42

Aggregate Write-Ins for Other Than Invested Assets:
Separate Accounts Assets	$452,577	$-	$-	$452,577

Total Assets at Fair Value	$452,577	$42	$1,817	$454,436

26

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

(in thousands of dollars)	Level 1	Level 2	Level 3	Total
2010
Assets at Fair Value
Other Invested Assets:
Other Joint Ventures - Unaffiliated	$-	$-	$38,999	$38,999

Sub-Total	$-	$-	$38,999	$38,999

Aggregate Write-Ins for Investment Assets:
Derivative Instruments	$-	$98	$-	$98

Aggregate Write-Ins for Other Than Invested Assets:
Separate Accounts Assets	$462,623	$-	$-	$462,623

Total Assets at Fair Value	$462,623	$98	$38,999	$501,720

Level 1 Financial Assets

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 primarily include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Assets

Derivative Instruments

The level 2 financial assets represent S&P 500 call options that are classified as derivative instruments. These S&P 500 call options are commented on more fully under Note 16. The fair value in this category represents the options purchased on Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) to hedge the interest liability generated on the equity-indexed annuity product. The fair value is computed internally using the Black-Scholes model under the “Asian” methodology.

Level 3 Financial Assets

Other Joint Ventures - Unaffiliated

Fair value is provided by the Fund Manager and/or their Fund Administrator and is generally based on quoted market prices. If quoted market prices are not available, fair value is determined based on other relevant factors including, but not limited to, dealer price quotations, price activity for equivalent instruments and valuation pricing models.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets classified as Level 3 for the years ended December 31, 2011 and 2010. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

27

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

(in thousands of dollars)	Balance at January 1, 2011	Gains/(Losses) Included in Surplus	Gains/(Losses) Included in net income	Purchases, issuances and settlements	Balance at December 31, 2011

Other Invested Assets
Other Joint Ventures - Unaffiliated	$38,999	$(8,055)	$8,276	$(37,403)	$1,817

(in thousands of dollars)	Balance at January 1, 2010	Gains/(Losses) Included in Surplus	Gains/(Losses) Included in net income	Purchases, issuances and settlements	Balance at December 31, 2010

Other Invested Assets
Other Joint Ventures - Unaffiliated	$39,832	$3,491	$609	$(4,933)	$38,999

(in thousands of dollars)	Balance at January 1, 2009	Gains/(Losses) Included in Surplus	Gains/(Losses) Included in net income	Purchases, issuances and settlements	Balance at December 31, 2009

Other Invested Assets
Real Estate Joint Ventures - Unaffiliated	$104,912	$(31,800)	$(16,507)	$(56,605)	$-
(Excluding Fillmore and Phillips Edison)

Other Joint Ventures - Unaffiliated	67,263	21,030	(11,319)	(37,142)	39,832

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2011, 2010 and 2009.

Carrying Values and Estimated Fair Values

The carrying values and estimated fair values of the Company’s financial instruments as of December 31, 2011 and 2010 are as follows:

28

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	2011		2010
(in thousands of dollars)	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Assets
Bonds	$5,526,503	$6,079,028	$5,429,833	$5,756,084
Preferred stocks	34	127	72	126
Mortgage loans	13	15	18	19
Contract loans	297,264	641,423	294,972	483,910
Joint ventures and partnerships	1,817	1,817	38,999	38,999
S&P 500 call options	42	42	98	98
Cash, cash equivalents and short-term investments	125,842	125,842	116,631	116,631
Securities Lending	15,961	15,961	64,327	64,327
Separate accounts	452,577	452,577	462,623	462,623

Liabilities
Deferred annuities	1,626,306	1,605,459	1,632,649	1,608,916
Securities lending	15,961	15,961	64,636	64,636

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2011 and 2010:

Bonds and preferred stocks

The estimated fair values of bonds and preferred stocks are valued in accordance with the NAIC’s Purposes and Procedures Manual of the Securities Valuation Office (“SVO”). In those instances where fair value is not available from the SVO then fair value is based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services, generally broker dealers. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

Mortgage loans

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality, and average maturity of the composite portfolio.

Contract loans

The carrying amounts of these items are a reasonable estimate of their fair market values because interest rates are generally variable and based on current market rates.

Joint ventures and partnerships

The estimated fair value of the joint ventures and partnerships is based on financial information received from the partnership management.

S&P 500 call options

The Black-Scholes option pricing formula is a reasonable valuation method in estimating the fair market value of the S&P 500 call options.

29

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

Cash, cash equivalents and short-term investments

The carrying amounts of these items are a reasonable estimate of their fair value.

Deferred annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

6.	Investment in Joint Ventures and Partnerships

The Company’s investments in joint ventures and partnership interests amounted to approximately $1,817,000 and $38,999,000 as of December 31, 2011 and 2010, respectively.

7.	Related Parties

The Company is a subsidiary of FGI, an insurance holding company domiciled in the State of Nevada. As the parent company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

On April 1, 2011, the Company entered into purchase agreements with Zurich American Insurance Company, A New York insurer that is an affiliate of the Company, to sell four joint venture interests based on the fair market value as of March 31, 2011. The final purchase price was determined and settled in cash at a price of approximately $20,457,000 during the second quarter of 2011. The total amount of realized gains recognized was $5,392,000.

On October 1, 2009, the Company entered into an agreement with Farmers Reinsurance Company (“Farmers Re”), a California insurer, which is 100% owned by the Company’s parent, FGI, to sell all of the Company’s unaffiliated real estate joint venture interests to Farmers Re based on the Company’s net assets of the real estate joint venture interests, which the Company believes approximated fair value as of September 30, 2009. The final purchase price was determined and settled in cash at a price of $84,776,000 during the fourth quarter of 2009. At disposal, the statement value of the investment was $102,963,000 which generated a realized loss of $18,187,000. The sale also transfers remaining future investment commitments totaling $6,286,000. The transaction was undertaken to restructure the risk profile of the Company’s investment portfolio. The sale of these assets facilitates the Company’s ability to properly manage risks within its portfolio while enhancing its risk-based capital ratio.

On January 2, 2007, the Company capitalized Leschi, a wholly-owned subsidiary. Leschi is a special purpose financial captive organized and incorporated under the laws of the State of South Carolina.

On November 1, 2005, the Company acquired three properties valued at $42,579,000 and formed the WVGRR Properties, LLC, a real estate holding company fully owned by the Company. In exchange, the Company paid cash in the amount of $18,195,000 and also assumed the debt on the three properties in the amount of $24,384,000. On July 23, 2010, WVGRR Properties, LLC, paid off its outstanding encumbrances in the amount of $22,324,000. Subsequently, on December 14, 2010, WVGRR Properties, LLC transferred all real estate properties -Talavi, Crystal Park and Westlake - to Farmers New World Life. As of December 31, 2010, the statement value for WVGRR Properties, LLC, was $0.

30

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

The Company entered into a modified coinsurance agreement (the “Agreement”) on December 1, 2003 with Zurich American Life Insurance Company (ZALICO). ZALICO is an Illinois domiciled stock life insurance company and an indirectly wholly-owned subsidiary of ZIG. Initially, the Company ceded to ZALICO all existing Non-Qualified Individual Flexible Payment Deferred (“NQ-FPDA”) and Non-Qualified Individual Single Premium Deferred (“NQ-SPDA”) annuities, totaling approximately 36% of the Company’s annuity business. In exchange, the Company received an initial commission of approximately $36,500,000. No portion of the assets constituting the consideration is being ceded to ZALICO. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities will be ceded to ZALICO. The Company has a management and service agreement with ZALICO to provide services reasonably necessary pursuant to this Agreement.

The Agreement with ZALICO does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for all annuities ceded; therefore, a credit exposure exists to the extent that ZALICO does not meet its obligations under the agreement. Failure of ZALICO to honor its obligation could result in a loss to the Company.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal, internal audit and other services. Fees charged to the Company by FGI were approximately $51,473,000, $50,833,000 and $61,315,000 for the years ended December 31, 2011, 2010 and 2009, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly-owned subsidiary of FIG Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

For the period ended December 31, 2011 and 2010, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2011	2010

Receivables from related parties
ZALICO	$376	$246
Leschi	84	82
Universal Underwriters Life Insurance Company	70	-

Total receivables from related parties	$530	$328

Payables to related parties
FGI	$(8,621)	$(9,166)
Zurich Treasury Services	-	(66)
Farmers Insurance Group Leasing	(37)	(12)
Total payables to Related Parties	(8,658)	(9,244)

Net payables to related parties	$(8,128)	$(8,916)

31

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

8.	Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of the loaned securities. The cash collateral is unrestricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in overnight repurchases in US government and Agency securities. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $54,000, $43,000 and $28,000 in 2011, 2010 and 2009, respectively. The Company’s securities on loan as of December 31, 2011 consisted of corporate fixed income securities and had an estimated fair value of approximately $15,545,000. Comparatively, in December 31, 2010, securities on loan consisted of U.S. Treasury, U.S. Government Agency and corporate fixed income securities and had an estimated fair value of approximately $63,160,000. The collateral as of December 31, 2011 and 2010 had an estimated fair value of approximately $15,961,000 and $64,327,000, respectively.

9.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life and universal life policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2011 and 2010, no amounts have been recorded in relation to uncollectible reinsurance balances. To minimize its exposure to significant losses from reinsurance insolvencies, the Company uses several reinsurers, evaluates the financial condition of its reinsurers and monitors the concentration of credit risk arising from similar characteristics of the reinsurers.

The Company established a liability for reinsurance in unauthorized companies as of December 31, 2011 in the amount of approximately $5,429,000 to cover reinsurance recoverables that were not secured by a letter of credit or trust agreement. There were no unsecured reinsurance recoverables as of December 31, 2010.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for universal life, variable universal life and whole life policies and $1,000,000 per life for all other policies. The excess risk is reinsured with an affiliated reinsurer, Zurich Insurance Company (ZIC), and other unaffiliated reinsurers.

The Company entered into a reinsurance agreement (the “Leschi Agreement”) on January 2, 2007 with Leschi, a wholly-owned subsidiary. The Leschi Agreement requires the Company to cede, and Leschi to assume on an indemnity coinsurance basis, risks under certain term life insurance policies written by the Company. Premiums ceded to Leschi approximated $113,261,000, $95,353,000 and $77,711,000 for the years ended December 31, 2011, 2010 and 2009, respectively. Claims ceded to affiliated companies were approximately $26,770,000, $23,997,000 and $17,095,000, for the years ended December 31, 2011, 2010 and 2009.

32

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

Premiums ceded to ZALICO per the modified coinsurance agreement described in Note 7 were approximately $26,801,000, $43,590,000 and $26,937,000 for the years ended December 31, 2011, 2010 and 2009, respectively.

Beginning January 1, 2010, the Company cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Premiums ceded to ZIC approximated $1,835,000 and $972,000 for the years ended December 31, 2011 and 2010, respectively.

Premiums assumed from unaffiliated companies approximated $30,369,000, $29,021,000 and $24,576,000 for the years ended December 31, 2011, 2010 and 2009, respectively. Premiums ceded to unaffiliated companies approximated $207,107,000, $211,146,000 and $214,016,000 for the years ended December 31, 2011, 2010 and 2009, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $28,678,000, $27,028,000 and $22,428,000 for the years ended December 31, 2011, 2010 and 2009, respectively. Claims ceded to unaffiliated companies were approximately $92,978,000, $91,626,000 and $103,991,000 for the years ended December 31, 2011, 2010 and 2009, respectively.

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2011, 2010 and 2009, were approximately $167,345,000, $128,480,000 and $93,520,000 respectively.

10.	Surplus and Restrictions

Statutory surplus of approximately $594,373,000 and $664,935,000 as of December 31, 2011 and 2010, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2011 and 2010 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2011 and 2010 were $117,170,000 and $123,712,000, respectively. Dividends are determined by the board of directors.

During 2011, the Company paid dividends totaling $173,700,000 to its parent, FGI. On May 10, 2011, the Company declared an ordinary dividend of $33,000,000 to the Company’s sole shareholder and parent, FGI and the dividend was paid out on June 2, 2011. On July 27, 2011, the Company declared another $30,000,000 ordinary dividend to be paid to FGI and the dividend was paid out on August 18, 2011. An extraordinary dividend of $110,700,000 was paid to FGI with the approval of the OIC on December 9, 2011. The Company paid $120,000,000 in dividends to its parent during 2010.

33

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

The NAIC requires life insurance companies to calculate a risk-based capital ratio (“RBC”). The RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise’s regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company’s ratios exceeded the minimum regulatory requirements at December 31, 2011 and 2010. These ratios are not a required part of the financial statements.

11.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, non-contributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

Benefits under the Pension Program are based on an employee’s years of service and compensation during the last five years of employment. The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees’ benefits at the time of retirement. Under the Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee’s base pay and will vary depending on an employee’s age and length of service.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

The Company was allocated and contributed $4,900,000, $5,900,000 and $5,600,000 for pension and post-retirement benefits costs for 2011, 2010 and 2009, respectively. Pension plan and post-retirement benefits liabilities are only recorded by FGI.

12.	Employees’ Profit Sharing Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (STIP) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees’ earned base pay. All employees, including new hires, are vested in the 401K Savings Plan immediately.

The STIP program has two drivers. The award pool funding is determined by the Company meeting its Business Operating Profit (BOP) goal. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

34

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

The Company’s share of expenses for the STIP award program in 2011 and 2010 and the discontinued Cash Profit Sharing Plan and Deferred Profit Sharing Plan for the years ended December 31, 2011, 2010 and 2009 was approximately $4,515,000, $4,133,000 and $6,044,000, respectively. Additionally, the Company’s contributions to the newly adopted 401K Savings Plan totaled $1,723,000, $1,747,000 for the years ended December 31, 2011 and 2010, respectively.

13.	Federal Income Taxes

The components of the Company’s net deferred tax asset (DTAs) / deferred tax liability (DTLs) as of December 31, 2011 and 2010 are as follows:

	2011
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$209,189	$66,516	$275,705
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	209,189	66,516	275,705
Deferred tax liabilities	(38,263)	(10,153)	(48,416)

Net deferred tax assets	$170,926	$56,363	$227,289

Deferred tax assets nonadmitted	(102,724)	-	(102,724)

Net admitted adjusted deferred tax assets	$68,202	$56,363	$124,565

	2010
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$210,737	$80,916	$291,653
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	210,737	80,916	291,653
Deferred tax liabilities	(42,788)	(11,484)	(54,272)

Net deferred tax assets	$167,949	$69,432	$237,381

Deferred tax assets nonadmitted	(100,324)	-	(100,324)

Net admitted adjusted deferred tax assets	$67,625	$69,432	$137,057

35

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$(1,548)	$(14,400)	$(15,948)
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	(1,548)	(14,400)	(15,948)
Deferred tax liabilities	4,525	1,331	5,856

Net deferred tax assets	$2,977	$(13,069)	$(10,092)

Deferred tax assets nonadmitted	(2,400)	-	(2,400)

Net admitted adjusted deferred tax assets	$577	$(13,069)	$(12,492)

The Company recorded an increase in admitted DTAs as the result of its election to employ the provisions of paragraph 10.e. as follows:

	2011
(in thousands of dollars)	Ordinary	Capital	Total

Deferred tax assets admitted through potential carryback (10.e.i)	$68,202	$-	$68,202
Deferred tax assets admitted through future realization (10.e.ii)	-	66,331	66,331
Deferred tax assets admitted through offset of deferred tax liability (10.e.iii)	38,263	185	38,448

	2010
(in thousands of dollars)	Ordinary	Capital	Total

Deferred tax assets admitted through potential carryback (10.e.i)	$67,625	$-	$67,625
Deferred tax assets admitted through future realization (10.e.ii)	-	80,620	80,620
Deferred tax assets admitted through offset of deferred tax liability (10.e.iii)	42,788	296	43,084

36

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Deferred tax assets admitted through potential carryback (10.e.i)	$577	$-	$577
Deferred tax assets admitted through future realization (10.e.ii)	-	(14,289)	(14,289)
Deferred tax assets admitted through offset of deferred tax liability (10.e.iii)	(4,525)	(111)	(4,636)

The SSAP No. 10R Admission Calculation Components are as follows:

37

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	2011
(in thousands of dollars)	Ordinary	Capital	Total

SSAP No. 10R, Paragraph 10.a.	$27,362	$-	$27,362
SSAP No. 10R, Paragraph 10.b. (the lesser of 10.b.i and 10.b.ii below)	-	55,188	55,188
SSAP No. 10R, Paragraph 10.b.i.	-	66,331	66,331
SSAP No. 10R, Paragraph 10.b.ii	-	-	55,188
SSAP No. 10R, Paragraph 10.c.	38,263	10,153	48,416

Total (paragraph 10.a. + 10.b. + 10.c.)	$65,625	$65,341	$130,966

SSAP No. 10R, Paragraph 10.e.i.	$68,202	$-	$68,202
SSAP No. 10R, Paragraph 10.e.ii. (the lesser of 10.e.ii.a. and 10.e.ii.b. below)	-	66,331	66,331
SSAP No. 10R, Paragraph 10.e.ii.a.	-	66,331	66,331
SSAP No. 10R, Paragraph 10.e.ii.b.	-	-	82,781
SSAP No. 10R, Paragraph 10.e.iii.	38,263	185	38,448

Total (10.e.i. + 10.e.ii. + 10.e.iii.)	$106,465	$66,516	$172,981

Used in SSAP No. 10R, Paragraph 10.d.:
Total Adjusted Capital	625,857
Authorized Control Level	1014%

38

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	2010
(in thousands of dollars)	Ordinary	Capital	Total

SSAP No. 10R, Paragraph 10.a.	$27,092	$-	$27,092
SSAP No. 10R, Paragraph 10.b. (the lesser of 10.b.i and 10.b.ii below)	-	55,616	55,616
SSAP No. 10R, Paragraph 10.b.i.	-	80,620	80,620
SSAP No. 10R, Paragraph 10.b.ii	-	-	55,616
SSAP No. 10R, Paragraph 10.c.	42,788	11,484	54,272

Total (paragraph 10.a. + 10.b. + 10.c.)	$69,880	$67,100	$136,980

SSAP No. 10R, Paragraph 10.e.i.	$67,625	$-	$67,625
SSAP No. 10R, Paragraph 10.e.ii. (the lesser of 10.e.ii.a. and 10.e.ii.b. below)	-	80,620	80,620
SSAP No. 10R, Paragraph 10.e.ii.a.	-	80,620	80,620
SSAP No. 10R, Paragraph 10.e.ii.b.	-	-	83,423
SSAP No. 10R, Paragraph 10.e.iii.	42,788	296	43,084

Total (10.e.i. + 10.e.ii. + 10.e.iii.)	$110,413	$80,916	$191,329

Used in SSAP No. 10R, Paragraph 10.d.:
Total Adjusted Capital	691,209
Authorized Control Level	998%

39

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	Change
(in thousands of dollars)	Ordinary	Capital	Total

SSAP No. 10R, Paragraph 10.a.	$270	$-	$270
SSAP No. 10R, Paragraph 10.b. (the lesser of 10.b.i and 10.b.ii below)	-	(428)	(428)
SSAP No. 10R, Paragraph 10.b.i.	-	(14,289)	(14,289)
SSAP No. 10R, Paragraph 10.b.ii	-	-	(428)
SSAP No. 10R, Paragraph 10.c.	(4,525)	(1,331)	(5,856)

Total (paragraph 10.a. + 10.b. + 10.c.)	$(4,255)	$(1,759)	$(6,014)

SSAP No. 10R, Paragraph 10.e.i.	$577	$-	$577
SSAP No. 10R, Paragraph 10.e.ii. (the lesser of 10.e.ii.a. and 10.e.ii.b. below)	-	(14,289)	(14,289)
SSAP No. 10R, Paragraph 10.e.ii.a.	-	(14,289)	(14,289)
SSAP No. 10R, Paragraph 10.e.ii.b.	-	-	(642)
SSAP No. 10R, Paragraph 10.e.iii.	(4,525)	(111)	(4,636)

Total (10.e.i. + 10.e.ii. + 10.e.iii.)	$(3,948)	$(14,400)	$(18,348)

Used in SSAP No. 10R, Paragraph 10.d.:
Total Adjusted Capital			(65,352)
Authorized Control Level			16%

40

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2011
	Ordinary Percent	Capital Percent	Total Percent
Adjusted Gross DTAs
(% of Total Adjusted Gross DTAs)	0%	24.1%	24.1%
Net Admitted Adjusted Gross DTAs
(% of Total Net Admitted Adjusted Gross DTAs)	0%	45.2%	45.2%

	2010
	Ordinary Percent	Capital Percent	Total Percent
Adjusted Gross DTAs
(% of Total Adjusted Gross DTAs)	0%	27.7%	27.7%
Net Admitted Adjusted Gross DTAs
(% of Total Net Admitted Adjusted Gross DTAs)	0%	50.7%	50.7%

	Change
	Ordinary Percent	Capital Percent	Total Percent
Adjusted Gross DTAs
(% of Total Adjusted Gross DTAs)	0%	-3.6%	-3.6%
Net Admitted Adjusted Gross DTAs
(% of Total Net Admitted Adjusted Gross DTAs)	0%	-5.5%	-5.5%

The following table provides information about the Company’s admitted DTAs, admitted assets, statutory surplus and total capital in the risk based calculation resulting from the calculation in paragraph 10a, 10b, 10c of SSAP No. 10R, and the increased amount of DTAs, admitted assets and surplus as a result of the application of paragraph 10.e of SSAP No. 10R.

	2011
(in thousands of dollars)	Ordinary	Capital	Total

SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
Admitted Deferred Tax Assets	$65,625	$65,341	$130,966
Admitted Assets			6,859,664
Adjusted Statutory Capital and Surplus *			551,876
Total Adjusted Capital from DTAs			625,857

Increases due to SSAP No. 10R, Paragraph 10.e.
Admitted Deferred Tax Assets	40,840	1,175	42,015
Admitted Assets	40,840	1,175	42,015
Statutory Surplus	40,840	1,175	42,015

41

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	2010
(in thousands of dollars)	Ordinary	Capital	Total

SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
Admitted Deferred Tax Assets	$69,880	$67,100	$136,980
Admitted Assets			6,858,769
Adjusted Statutory Capital and Surplus *			556,156
Total Adjusted Capital from DTAs			691,209
Increases due to SSAP No. 10R, Paragraph 10.e.
Admitted Deferred Tax Assets	40,533	13,816	54,349
Admitted Assets	40,533	13,816	54,349
Statutory Surplus	40,533	13,816	54,349

	Change
(in thousands of dollars)	Ordinary	Capital	Total

SSAP No. 10R, Paragraphs 10.a., 10.b., and 10.c.:
Admitted Deferred Tax Assets	$(4,255)	$(1,759)	$(6,014)
Admitted Assets			895
Adjusted Statutory Capital and Surplus *			(4,280)
Total Adjusted Capital from DTAs			(65,352)
Increases due to SSAP No. 10R, Paragraph 10.e.
Admitted Deferred Tax Assets	307	(12,641)	(12,334)
Admitted Assets	307	(12,641)	(12,334)
Statutory Surplus	307	(12,641)	(12,334)

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R, Paragraph 10.b.ii.

The increases in statutory surplus as of December 31, 2011 and 2010 were $42,015,000 and $54,349,000, respectively, and resulted from the Company’s election pursuant to paragraph 10.e. of SSAP No. 10R and are reported as aggregate write-ins for special surplus funds on the statutory statements of admitted assets, liabilities and capital and surplus.

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred for the years ended December 31, 2011, 2010 and 2009 consisted of the following major components:

42

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

(in thousands of dollars)	2011	2010	2009

Current income tax :
Current income tax expense (benefit) - operations	$66,040	$63,649	$56,753
Current income tax expense (benefit) - capital gains	(4,556)	(5,729)	(6,964)
Prior year adjustments	3,236	235	(3,101)

Current federal income taxes incurred	$64,720	$58,155	$46,688

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2011 and 2010 were as follows:

(in thousands of dollars)	2011	2010	Change

Deferred tax assets:
Ordinary:
Deferred acquisition costs	$96,803	$94,159	$2,644
Life insurance reserves	88,519	93,195	(4,676)
Nonadmitted assets	7,165	5,997	1,168
Compensation and benefits accrual	6,366	5,731	635
Depreciable assets	2,438	2,665	(227)
Other	7,898	8,990	(1,092)

Subtotal	209,189	210,737	(1,548)
Statutory valuation allowance adjustment		-	-
Nonadmitted deferred tax assets	(102,724)	(100,324)	(2,400)

Admitted ordinary deferred tax assets	$106,465	$110,413	$(3,948)

Capital:
Net capital loss carry-forward	$32,669	$42,529	$(9,860)
Investments	33,717	38,387	(4,670)
Unrealized gain on investments	130		130

Subtotal	66,516	80,916	(14,400)
Statutory valuation allowance adjustment	-	-	-
Nonadmitted deferred tax assets	-	-	-

Admitted capital deferred tax assets	$66,516	$80,916	$(14,400)

Admitted deferred tax assets	$172,981	$191,329	$(18,348)

43

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

(in thousands of dollars)	2011	2010	Change

Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	$35,296	$40,678	$(5,382)
Other	2,967	2,110	857

Total ordinary deferred tax liabilities	$38,263	$42,788	$(4,525)

Capital:
Investments	$10,153	$8,886	$1,267
Unrealized gain / (loss) on investments		2,598	(2,598)

	$10,153	$11,484	$(1,331)

Total deferred tax liabilities	$48,416	$54,272	$(5,856)

Net admitted deferred tax assets/liabilities	$124,565	$137,057	$(12,492)

The change in net deferred income taxes as of December 31, 2011 and 2010 was composed of the following:

(in thousands of dollars)	2011	2010	Change

Total deferred tax assets	$275,705	$291,653	$(15,948)
Total deferred tax liabilities	(48,416)	(54,272)	5,856

Net deferred tax asset (liability)	227,289	237,381	(10,092)
Tax effect of unrealized gains (losses)			(2,728)
Prior year deferred tax adjustment			2,956

Change in net deferred income tax (charge)/benefit			$(9,864)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 35% to income before income taxes. The significant items causing this difference are as follows:

44

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

(in thousands of dollars)	2011	2010	Change

Provision computed at statutory rate	$76,585	$66,028	$10,557
Amortization of interest maintenance reserve	(413)	(282)	(131)
Separate account dividend received deduction	(263)	(175)	(88)
Non-admitted assets	(1,174)	903	(2,077)
Other	(151)	1,071	(1,222)

Total	$74,584	$67,545	$7,039

Federal income tax incurred - operations	$69,276	$63,884	$5,392
Tax on capital gains/(losses)	(4,556)	(5,729)	1,173
Change in net deferred income tax	9,864	9,390	474

Total statutory income taxes	$74,584	$67,545	$7,039

As of December 31, 2011 the Company did not have any operating loss carryforwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)		Amount
	2011	$61,484
	2010	61,156
	2009	56,987
Deposits admitted under IRC §6603		-

The Company files a consolidated return with the following entities:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Prematic Service Corporation California

Prematic Service Corporation Nevada

Farmers Value Added, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

Leschi Life Assurance Company

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated

45

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Company did not accrue any interest and penalties related to income tax contingencies.

On November 6, 2011, SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, was adopted by the NAIC. SSAP No. 101 contains changes to accounting for current and deferred federal and foreign income taxes, which is effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility would no longer be elective, and the reversal and surplus limitation parameters in the admissibility tests will be determined based on the risk-based capital levels. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. The cumulative effect of adopting this pronouncement is not expected to be material on the Company’s financial statements at January 1, 2012.

14.	Contingencies

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

During the year ended December 31, 2011 the Company settled no claims where amounts were paid to settle claims related extra contractual obligations or bad faith claims resulting from lawsuits.

15.	Commitments

In December 2005, the Company sold real property occupied by the Company for $39,550,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 15 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease.

The gain of approximately $29,250,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $1,834,000, $1,785,000 and $1,738,000 of this gain for the year ended December 31, 2011, 2010 and 2009, respectively. The liability for the remaining deferred gain on sale as of December 31, 2011 and 2010 was $18,911,000 and $20,745,000, respectively, and is included in other liabilities on the balance sheet.

46

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

The lease contains 4 successive renewal options, each to extend the lease upon expiration for an additional 5 years. For the year ended December 31, 2011, the total minimum rental expense incurred by the Company under this lease was approximately $2,834,000.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years.

As of December 31, 2011, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)	Year Ending December 31

	2012	$2,742
	2013	2,817
	2014	2,894
	2015	2,974
	2016	16,049
	Thereafter

Total future minimum payments required*		$27,476

* Minimum payments have not been reduced by minimum sublease rentals of $173 due in the future under non-cancelable subleases.

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

(in thousands of dollars)

Year Ending December 31	2011	2010	2009

Minimum rentals	$2,834	$2,834	$2,834
Contingent rentals		-	-
Less: Sublease rentals	(47)	(52)	(130)

	$2,787	$2,782	$2,704

16.	Equity-Indexed Annuities

The Company sells an equity-indexed annuity product. At the end of its 7-year term, this product credits interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), subject to a guaranteed annual minimum return.

To hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as an economic hedge.

47

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

The S&P 500 call options are reported as derivatives, at fair value as computed using the Black-Scholes model under the “Asian” methodology. Mark-to-market accounting is used to account for call options. Pursuant to SSAP No. 86 “Accounting for Derivative Instruments and Hedging Activities”, the Company recognized the change between the cost of the S&P 500 call options and its corresponding fair value as a change in net unrealized capital gains or losses in the statement of changes in capital and surplus.

As of December 31, 2011, the amount of unrealized hedging gains recorded in unassigned surplus was approximately $260,000 and the amount recorded as of December 31, 2010 was an unrealized loss of $216,000.

As of December 31, 2011 and 2010, the Company had call options with contract values of approximately $2,849,000 and $4,908,000, respectively, and carrying values of approximately $42,000 and $98,000, respectively.

The cash requirement of the S&P 500 call options consists of the initial premium paid to purchase the index options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flows to the Company. The appropriate amount of cash will then be remitted to the annuity participant based on the respective participant rate. The S&P 500 call options are generally expected to be held for a 7-year term, but can be terminated at any time.

In 2011, the Company had 1,823 S&P 500 call option contracts that expired upon reaching their 7-year term. The expired S&P 500 call options were acquired in February 2004 through January 2005, with contract values of $2,059,000 and carrying values of $316,000 at the date of expiration. The Company received total proceeds of $0 from the expired options, resulting in realized losses of $316,000 for the year. Gains and losses related to these S&P 500 call options are reported in the net realized capital gains and losses item in the statement of operations.

There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty non-performance. The Company believes that the counterparties to its S&P 500 call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

48

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

17.	Separate Accounts

The Company issues VUL and deferred variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2011, there were 36 sub-accounts available for the VUL products, 47 sub-accounts available for variable annuity, 34 sub-accounts available for Farmers EssentialLife VUL and 23 sub-accounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the sub-accounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

As of December 31, 2011 the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands)	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)

Farmers Variable Annuity	$222,926	$-
Farmers Variable Universal Life	192,526	-
Farmers LifeAccumulator VUL	17,171	-
Farmers EssentialLife VUL	19,954	-

Total	$452,577	$-

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2011 is $385,815,000. The fund value is $372,047,000. The maximum guarantee excess is only $13,768,000.

49

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands)

Year	Totals

2011	$320
2010	318
2009	N/A
2008	N/A
2007	N/A

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands)

Year	Totals

2011	$202
2010	379
2009	580
2008	209
2007	7

Premiums, considerations or deposits received for the years ended December 31, 2011, 2010 and 2009, were approximately $76,143,000, $73,009,000 and $74,016,000, respectively.

Reserves for accounts with assets as of December 31, 2011 and 2010, at market value, are approximately $424,202,000 and $430,914,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2011, 2010 and 2009 is as follows:

(in thousands of dollars)	2011	2010	2009

Transfers as reported in the Summary of
Operations of the Separate Accounts	$5,662	$(1,026)	$2,789
Less: Sundry general expenses	(24)	(21)	112

Net transfers to Separate Accounts	$5,638	$(1,047)	$2,901

50

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

18.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2011 and 2010:

	2011		2010
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading

Type
Ordinary new business	$15,141	$2,219	$11,614	$1,990
Ordinary renewal	162,412	99,578	163,367	102,378

	$177,553	$101,797	$174,981	$104,368

19.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2011 and 2010:

(in thousands of dollars)	2011	2010

Subject to discretionary withdrawal
At book value, less current surrender charge of 5% or more	$387,440	$389,917
At market value	218,936	235,848

Total with adjustment or at market value	606,376	625,765
At book value without adjustment (minimal or no charge or adjustment)	1,540,014	1,497,274
Not subject to discretionary withdrawal	634,576	637,709

Total	$2,780,966	$2,760,748

20.	Subsequent Events

As of the report date, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying financial statements that would have a material effect on the Company’s statutory financial statements.

51

SUPPLEMENTAL SCHEDULES

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2011

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves:

Investment income earned
U.S. government bonds	$11,753,413
Other bonds (unaffiliated)	280,959,074
Bonds of affiliates	-
Preferred stocks (unaffiliated)	-
Mortgage loans	558
Real estate	9,664,181
Contract loans	22,792,608
Cash, cash equivalents and short-term investments	70,649
Other invested assets	-
Aggregate write-ins for investment income	58,935

Total gross investment income	$325,299,418

Real estate owned - book value less encumbrances	$77,584,741

Mortgage loans - book value
Commercial mortgages	$12,876

Total mortgage loans	$12,876

Mortgage loans by standing - book value
Good standing	$12,876

Other long-term assets - statement value	$1,817,045

52

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2011

Bonds and short-term investments by class and maturity
Bonds by maturity – statement value
Due with 1 year or less	$521,648,266
Over 1 year through 5 years	2,026,664,946
Over 5 years through 10 years	1,634,692,630
Over 10 years through 20 years	378,805,596
Over 20 years	1,097,692,295

Total by maturity	$5,659,503,733

Bonds by class – statement value
Class 1	$4,563,960,304
Class 2	1,019,451,857
Class 3	58,830,447
Class 4	16,788,989
Class 5	70,536
Class 6	401,600

Total by class	$5,659,503,733

Total bonds publicly traded	$4,950,859,890

Total bonds privately placed	$708,643,843

Preferred stocks – statement value	$34,376

Common stocks – equity value	$-

Short-term investments – book value	$133,000,675

Options, caps, floors and insurance futures owned – statement value	$41,859

Cash on deposit	$(7,158,608)

53

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2011

Life insurance in force
Industrial	$-

Ordinary	$81,627,630,000

Credit life	$-

Group life	$25,966,747,000

Amount of additional accidental death benefits in force under ordinary policies	$2,983,448,000

Life insurance policies with disability provisions in force
Industrial	$-

Ordinary	$46,458,871,000

Credit life	$-

Group life	$350,000

Supplementary contracts in force
Ordinary - not involving life contingencies
Amount on deposit	$21,164,706,000

Income payable	$143,908,000

Ordinary - involving life contingencies
Income payable	$142,366,000

Group - not involving life contingencies
Amount on deposit	$-

Income payable	$-

Group - involving life contingencies
Income payable	$-

54

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2011

Annuities
Ordinary
Immediate - amount of income payable	$50,956,793

Deferred - fully paid - account balance	$513,814,306

Deferred - not fully paid - account balance	$1,484,539,512

Group
Amount of income payable	$-

Fully paid - account balance	$-

Not fully paid - account balance	$-

Accident and health insurance - premiums in force
Ordinary	$16,886,790

Group	$72

Credit	$-

Deposit funds and dividend accumulations
Deposit funds - account balance	$95,206,190

Dividend accumulations - account balance	$-

Claim payments
Group accident and health - year ended December 31
2011	$-

2010	$-

2009	$-

2008	$-

2007	$-

Prior years	$-

Other accidental and health
2011	$2,542,000

2010	$1,439,000

2009	$1,705,000

2008	$1,930,000

2007	$1,382,000

Prior years	$169,000

Other coverage that use developmental methods to calculate claims reserves
2011	$-

2010	$-

2009	$-

2008	$-

2007	$-

2006	$-

Prior years	$-

55

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2011

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants of Farmers New World Life Insurance Company’s 2011 statutory annual financial statement as filed with state regulatory authorities.

The Company’s gross investment holdings as filed in the 2011 Annual Statement are $6,047,494,387.

56

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2011

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage

Investment Categories
Bonds
U.S. treasury securities	$422,262,107	6.98%	$422,262,107	6.98%
U.S. government obligations issued by U.S. government-sponsored agencies	19,793,586	0.33%	19,793,586	0.33%
Foreign government (including Canadian, excluding mortgage-backed securities)	14,874,974	0.25%	14,874,974	0.25%
Securities issued by states, territories and possessions and political subdivisions in the U.S.	17,006,357	0.28%	17,006,357	0.28%
Political subdivisions of state, territories and possessions general obligations	42,298,382	0.70%	42,298,382	0.70%
Revenue and assessment obligations Mortgage-backed securities	137,380,578	2.27%	137,380,578	2.27%
Pass-through securities Guaranteed by GNMA	191,505	0.00%	191,505	0.00%
Issued by FNMA, FHLMC & GNMA	253,436,801	4.19%	253,436,801	4.19%
All Other	692,088	0.01%	692,088	0.01%
CMOs and REMICs
Issued by FNMA and FHLMC	611,437,053	10.11%	611,437,053	10.11%
Issued by non-U.S. Government Issuers	-	0.00%	-	0.00%
All other	1,091,026,232	18.05%	1,091,026,232	18.06%

Other debt and other fixed income securities (excludes short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	2,449,745,790	40.51%	2,449,745,790	40.53%
Unaffiliated foreign securities	466,357,605	7.71%	466,357,605	7.72%

Equity interests
Preferred stocks Unaffiliated	34,376	0.00%	34,376	0.00%

Mortgage loans
Commercial loans	12,876	0.00%	12,876	0.00%

Real estate investments
Property held for the production of income	77,584,741	1.28%	74,354,849	1.23%

Contract loans	297,264,238	4.92%	297,264,238	4.92%

Receivables for Securities	2,433,047	0.04%	2,433,047	0.04%

Cash, cash equivalents and short-term Investments	125,842,067	2.08%	125,842,067	2.08%

Other invested assets	17,819,984	0.29%	17,819,984	0.29%

Total invested assets	$6,047,494,387	100.00%	$6,044,264,495	100.00%

57

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2011

The Company’s total admitted assets, excluding separate account assets, as filed in the 2011 Annual Statement were $6,407,016,264.

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

	Amount	Percentage of Total Admitted Assets

Investments
JPMorgan US Government MMF	$110,442,996	1.72%
Mount Rosa Evans 2 LLC	99,955,005	1.56%
Goldman Sachs Group Inc	73,312,661	1.14%
JP Morgan Chase & Co	71,187,834	1.11%
Wells Fargo & Co	62,687,629	0.98%
General Electric Co	61,327,251	0.96%
Bank of America Corp	52,618,865	0.82%
AT&T Inc	52,429,116	0.82%
FHR 2641 DY	45,469,302	0.71%
FHR 2627 BM	45,206,957	0.71%

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

	Bonds			Preferred Stocks
	Book Value	Percentage		Book Value	Percentage

NAIC - 1	$4,563,960,304	71.23%	P/RP - 1	$-	0.00%
NAIC - 2	1,019,451,857	15.91%	P/RP - 2	-	0.00%
NAIC - 3	58,830,447	0.92%	P/RP - 3	-	0.00%
NAIC - 4	16,788,989	0.26%	P/RP - 4	-	0.00%
NAIC - 5	70,536	0.00%	P/RP - 5	-	0.00%
NAIC - 6	401,600	0.01%	P/RP - 6	34,376	0.00%

	$5,659,503,733			$34,376

The Company holds admitted assets in foreign investments of approximately $381,380,047 or 5.95% of total admitted assets.

58

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2011

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC - 1	$337,250,342	5.26%
Countries rated NAIC - 2		0.00%
Countries rated NAIC - 3 or below	44,129,705	0.69%

	$381,380,047	5.95%

The Company’s two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC - 1
Great Britain	$87,517,064	1.37%
Netherlands	76,213,220	1.19%

Countries rated NAIC - 3 or below
Multi-National	$34,484,705	0.54%
Marshall Islands	9,645,000	0.15%

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

The Company’s ten largest non-sovereign foreign issues and related amounts and percentages of total admitted assets are listed below:

NAIC Rating		Amount	Percentage of Total Admitted Assets

1FE	Westfield Capital Corp.	$34,484,705	0.54%
1FE	Codelco Inc.	21,398,856	0.33%
2FE	British Telecom PLC	18,906,519	0.30%
1FE	UBS AG Stamford	18,817,143	0.29%
2FE	Deutsche Telekom	16,846,769	0.26%
1FE	Enel Finance Internation	16,198,042	0.25%
1FE	Westpac Banking Corp	15,009,727	0.23%
1FE	Phillips Electronics NV	14,877,052	0.23%
1FE	Hsbc Holdings PLC	14,511,713	0.23%
2FE	EDP Finance BV	14,443,588	0.23%

59

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2011

The Company holds Canadian investments of approximately $100,252,532 or 1.56% of total admitted assets, which is below the threshold of 2.5%.

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company holds admitted assets in equity interests of approximately $1,851,421 or 0.03% of total admitted assets, which is below the threshold of 2.5%.

The Company’s five largest equity interests held and the percentage of admitted assets held are listed below:

	Amount	Percentage of Total Admitted Assets

Investments
Canyon Value Realization	$667,462	0.01%
Golden Tree Partners	471,857	0.01%
Stark Investment	423,049	0.01%
Jana Partners	254,677	0.00%
Fed Home Loan MTG Corp	34,376	0.00%

The Company’s three largest investments in joint venture interests are listed below:

	Amount	Percentage of Total Admitted Assets

Investments
Canyon Value Realization	$667,462	0.01%
Golden Tree Partners	471,857	0.01%
Stark Investment	423,049	0.01%

The Company holds approximately $12,876 of mortgage loans, or 0.0002% of total admitted assets, which is below the threshold of 2.5%.

The Company holds approximately $74,354,849 or 1.16% of total admitted assets, in investment real estate properties, which is below the threshold of 2.5%.

Question 19 is not applicable as the Company does not hold any investments held in mezzanine real estate loans.

60

Farmers New World Life Insurance Company

(A wholly-owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2011

The Company holds the following amounts in securities lending arrangements (not including assets held as collateral for such transactions) as of:

	Amount	Percentage of Total Admitted Assets

Date
March 31, 2011 (unaudited)	$34,902,217	Not Applicable
June 30, 2011 (unaudited)	65,041,928	Not Applicable
September 30, 2011 (unaudited)	31,292,710	Not Applicable
December 31, 2011 (unaudited)	15,545,045	0.243%

The Company holds approximately $41,859 in call option investments, which comprised 0.001% of total admitted assets.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards, or future contracts.

61

Farmers Variable Life

Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2011

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Index

December 31, 2011

	Page(s	)

Report of Independent Registered Public Accounting Firm	1–2

Financial Statements

Statement of Assets and Liabilities	3–12

Statement of Operations	13–21

Statements of Changes in Net Assets	22–36

Notes to Financial Statements	37–61

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Farmers New World Life Insurance Company and the

Policyholders of Farmers Variable Life Separate Account A

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets, present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company (the “Account”) [comprised of the VP SRI Mid Cap Growth Portfolio of the Calvert Variable Series, Inc.; the Opportunistic Small Cap and Quality Bond Portfolios of the Dreyfus Variable Investment Fund – Service Class Shares; the Socially Responsible Growth Fund of the Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares; the Equity 500 Index VIP of the DWS Investments VIT Funds – Class B Shares; the Bond, the Global Small Cap Growth, the Growth & Income, and the International VIPs of the DWS Variable Series I – Class A Shares; the Government & Agency Securities, the High Income, the Large Cap Value, the Money Market, the Small Mid Cap Growth VIP and the Strategic Value VIPs of the DWS Variable Series II – Class A Shares; the Growth, the Index 500, and the Mid Cap Portfolios of Fidelity Variable Insurance Products (“VIP”) Funds–Service Class Shares; the Freedom 2005, the Freedom 2010, the Freedom 2015, the Freedom 2020, the Freedom 2025, the Freedom 2030, and the Freedom Income Portfolios of Fidelity VIP Freedom Funds – Service Class 2 Shares; the FundsManager 20%, the FundsManager 50%, the FundsManager 70%, and the FundsManager 85% Portfolios of Fidelity VIP FundsManager Portfolios – Service Class 2 Shares; the Developing Markets Securities, the Small - Mid Cap Growth Securities, and the Small Cap Value Securities Funds of the Franklin Templeton Variable Insurance Products Trust – Class 2 Shares; the Mid Cap Value, the Strategic Growth and the Structured Small Cap Equity Funds of the Goldman Sachs Variable Insurance Trust – Institutional Class Shares; the Balanced Portfolio – Service Shares, the Forty Portfolio – Institutional Shares, and the Enterprise Portfolio – Service Shares of the Janus Aspen Series; the Foreign Bond (U.S. Dollar-Hedged) and the Low Duration Portfolios of the PIMCO Variable Insurance Trust – Administrative Class Shares; the Capital Appreciation Accounts, the Diversified International, the Equity Income, the LargeCap Blend II, the LargeCap Growth, the MidCap Blend, and the SmallCap Growth II Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds; the Government & High Quality Bond, the Income, the Money Market, and the Short-Term Income Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds; the SAM Balanced, the SAM Conservative Balanced, the SAM Conservative Growth, the SAM Flexible Income, and the SAM Strategic Growth Portfolios of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios at December 31, 2011,

the results of each of their operations for the period then ended and the changes in each of their net assets for each of the periods ended December 31, 2011 and 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as “financial statements”) are the responsibility of the Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 30, 2012

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2011

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund – Service Class Shares		Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares	DWS Investments VIT Funds - Class B Shares

	VP SRI Mid Cap Growth Portfolio	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	Equity 500 Index VIP

Assets
Investments, at fair value	$127,746	$2,759,752	$1,162,594	$146,845	$1,505,836
Dividends receivable	-	-	-	-	-

Total assets	127,746	2,759,752	1,162,594	146,845	1,505,836
Liabilities
Payable to Farmers New World Life Insurance Company	91	1,980	857	83	865

Total liabilities	91	1,980	857	83	865
Net assets	$127,655	$2,757,772	$1,161,737	$146,762	$1,504,971

Accumulation units outstanding	10,057	309,226	77,031	15,467	102,262

Shares owned in each portfolio	4,035	106,595	97,862	4,943	114,165

Market value per share	$31.66	$25.89	$11.88	$29.71	$13.19

Cost of investments	$105,129	$3,013,147	$1,065,479	$116,360	$1,319,902

Contracts with total expenses of 0.70% (*)
Net assets	$-	$-	$-	$-	$1,504,971
Accumulation units outstanding	-	-	-	-	102,262
Unit value of accumulation units	$-	$-	$-	$-	$14.72
Contracts with total expenses of 0.90% (**)
Net assets	$127,655	$2,640,871	$1,161,737	$95,418	$-
Accumulation units outstanding	10,057	296,511	77,031	10,723	-
Unit value of accumulation units	$12.70	$8.91	$15.08	$8.90	$-
Contracts with total expenses of 0.30% (***)
Net assets	$-	$116,901	$-	$51,344	$-
Accumulation units outstanding	-	12,715	-	4,744	-
Unit value of accumulation units	$-	$9.19	$-	$10.82	$-

(*)	Offered in Life Accumulator product (Note 1)
(**)	Offered in Variable Universal Life product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2011

	DWS Variable Series I – Class A Shares				DWS Variable Series II – Class A Shares

	Bond VIP	Global Small Cap Growth VIP (1)	Growth & Income VIP	International VIP	Government & Agency Securities VIP	High Income VIP

Assets
Investments, at fair value	$5,026,075	$6,311,363	$2,204,251	$7,663,698	$1,866,123	$3,636,568
Dividends receivable	-	-	-	-	-	-

Total assets	5,026,075	6,311,363	2,204,251	7,663,698	1,866,123	3,636,568
Liabilities
Payable to Farmers New World Life Insurance Company	3,643	4,439	1,625	5,578	1,311	2,531

Total liabilities	3,643	4,439	1,625	5,578	1,311	2,531
Net assets	$5,022,432	$6,306,924	$2,202,626	$7,658,120	$1,864,812	$3,634,037

Accumulation units outstanding	353,773	428,710	234,496	1,293,624	107,348	215,781

Shares owned in each portfolio	878,685	498,134	295,476	1,137,047	142,235	554,355

Market value per share	$5.72	$12.67	$7.46	$6.74	$13.12	$6.56

Cost of investments	$5,261,471	$5,487,923	$2,155,134	$9,161,799	$1,736,093	$3,723,389

Contracts with total expenses of 0.70% (*)
Net assets	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-
Contracts with total expenses of 0.90% (**)
Net assets	$4,925,476	$5,887,564	$2,202,626	$7,532,115	$1,745,571	$3,348,854
Accumulation units outstanding	344,671	387,039	234,496	1,276,066	97,857	193,465
Unit value of accumulation units	$14.29	$15.21	$9.39	$5.90	$17.84	$17.31
Contracts with total expenses of 0.30% (***)
Net assets	$96,956	$419,360	$-	$126,005	$119,241	$285,183
Accumulation units outstanding	9,102	41,671	-	17,558	9,491	22,316
Unit value of accumulation units	$10.65	$10.06	$-	$7.18	$12.56	$12.78

(*)	Offered in Life Accumulator product (Note 1)
(**)	Offered in Variable Universal Life product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)
(1)	The DWS Global Opportunities VIP Subaccount changed its name to DWS Global Small Cap Growth VIP Subaccount, effective May 1, 2011.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2011

	DWS Variable Series II – Class A Shares, Continued				Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares

	Large Cap Value VIP (2)	Money Market VIP	Small Mid Cap Growth VIP (3)	Strategic Value VIP (2)	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio

Assets
Investments, at fair value	$18,993,271	$1,406,052	$291,592	$-	$11,615,632	$11,525,449	$5,790,319
Dividends receivable	-	5	-	-	-	-	-

Total assets	18,993,271	1,406,057	291,592	-	11,615,632	11,525,449	5,790,319
Liabilities
Payable to Farmers New World Life Insurance Company	13,813	936	219	-	8,289	8,257	3,990

Total liabilities	13,813	936	219	-	8,289	8,257	3,990
Net assets	$18,979,458	$1,405,121	$291,373	$-	$11,607,343	$11,517,192	$5,786,329

Accumulation units outstanding	904,042	122,355	67,021	-	1,233,093	1,048,142	289,487

Shares owned in each portfolio	1,643,016	1,406,053	22,024	-	315,556	89,345	200,149

Market value per share	$11.56	$1.00	$13.24	$-	$36.81	$129.00	$28.93

Cost of investments	$20,433,186	$1,406,054	$214,858	$-	$9,267,286	$10,811,324	$5,189,448

Contracts with total expenses of 0.70% (*)
Net assets	$175,608	$-	$-	$-	$415,390	$-	$-
Accumulation units outstanding	13,093	-	-	-	33,848	-	-
Unit value of accumulation units	$13.41	$-	$-	$-	$12.27	$-	$-
Contracts with total expenses of 0.90% (**)
Net assets	$18,500,018	$1,208,985	$291,373	$-	$10,788,491	$11,032,847	$5,236,885
Accumulation units outstanding	868,586	102,766	67,021	-	1,158,907	1,001,701	237,230
Unit value of accumulation units	$21.30	$11.76	$4.35	$-	$9.31	$11.01	$22.07
Contracts with total expenses of 0.30% (***)
Net assets	$303,832	$196,136	$-	$-	$403,462	$484,345	$549,444
Accumulation units outstanding	22,363	19,589	-	-	40,338	46,441	52,257
Unit value of accumulation units	$13.59	$10.01	$-	$-	$10.00	$10.43	$10.51

(*)	Offered in Life Accumulator product (Note 1)
(**)	Offered in Variable Universal Life product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)
(2)	Effective May 1, 2011, the DWS Strategic Value VIP subaccount merged with the DWS Large Cap Value VIP fund. The DWS Large Cap Value VIP fund was the surviving subaccount.
(3)	The DWS Small Cap Growth VIP Subaccount changed its name to DWS Small Mid Cap Growth VIP Subaccount, effective May 1, 2011.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2011

	Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio

Assets
Investments, at fair value	$13,970	$16,327	$70,917	$184,151	$245,810	$910,757	$52,921
Dividends receivable	-	-	-	-	-	-	-

Total assets	13,970	16,327	70,917	184,151	245,810	910,757	52,921
Liabilities
Payable to Farmers New World Life Insurance Company	3	4	17	45	59	221	13

Total liabilities	3	4	17	45	59	221	13
Net assets	$13,967	$16,323	$70,900	$184,106	$245,751	$910,536	$52,908

Accumulation units outstanding	1,272	1,473	6,451	17,156	23,125	88,506	4,711

Shares owned in each portfolio	1,418	1,591	6,859	18,107	24,655	94,184	5,198

Market value per share	$9.85	$10.26	$10.34	$10.17	$9.97	$9.67	$10.18

Cost of investments	$13,183	$15,634	$68,789	$176,203	$237,999	$878,028	$52,040

Contracts with total expenses of 0.70% (*)
Net assets	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-
Contracts with total expenses of 0.90% (**)
Net assets	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-
Contracts with total expenses of 0.30% (***)
Net assets	$13,967	$16,323	$70,900	$184,106	$245,751	$910,536	$52,908
Accumulation units outstanding	1,272	1,473	6,451	17,156	23,125	88,506	4,711
Unit value of accumulation units	$10.98	$11.08	$10.99	$10.73	$10.63	$10.29	$11.23

(*)	Offered in Life Accumulator product (Note 1)
(**)	Offered in Variable Universal Life product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2011

	Fidelity VIP FundsManager Portfolios –Service Class 2 Shares				Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets Securities Fund

Assets
Investments, at fair value	$84,930	$274,355	$962,012	$856,191	$3,317,041
Dividends receivable	-	-	-	-	-

Total assets	84,930	274,355	962,012	856,191	3,317,041
Liabilities
Payable to Farmers New World Life Insurance Company	21	67	235	206	2,443

Total liabilities	21	67	235	206	2,443
Net assets	$84,909	$274,288	$961,777	$855,985	$3,314,598

Accumulation units outstanding	7,590	25,154	92,336	85,524	176,901

Shares owned in each portfolio	7,960	28,139	106,653	100,139	352,127

Market value per share	$10.67	$9.75	$9.02	$8.55	$9.42

Cost of investments	$83,292	$263,359	$924,738	$810,455	$3,186,410

Contracts with total expenses of 0.70% (*)
Net assets	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-
Contracts with total expenses of 0.90% (**)
Net assets	$-	$-	$-	$-	$3,314,598
Accumulation units outstanding	-	-	-	-	176,901
Unit value of accumulation units	$-	$-	$-	$-	$18.74
Contracts with total expenses of 0.30% (***)
Net assets	$84,909	$274,288	$961,777	$855,985	$-
Accumulation units outstanding	7,590	25,154	92,336	85,524	-
Unit value of accumulation units	$11.19	$10.90	$10.42	$10.01	$-

(*)	Offered in Life Accumulator product (Note 1)
(**)	Offered in Variable Universal Life product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2011

	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares, Continued		Goldman Sachs Variable Insurance Trust – Institutional Class Shares

	Small – Mid Cap Growth Securities Fund	Small Cap Value Securities Fund	Mid Cap Value Fund	Strategic Growth Fund	Structured Small Cap Equity Fund

Assets
Investments, at fair value	$2,437,584	$2,464,718	$5,493,097	$8,906,453	$1,912,905
Dividends receivable	-	-	-	-	-

Total assets	2,437,584	2,464,718	5,493,097	8,906,453	1,912,905
Liabilities
Payable to Farmers New World Life Insurance Company	1,600	1,564	4,061	6,560	1,359

Total liabilities	1,600	1,564	4,061	6,560	1,359
Net assets	$2,435,984	$2,463,154	$5,489,036	$8,899,893	$1,911,546

Accumulation units outstanding	206,912	193,436	278,681	929,468	134,889

Shares owned in each portfolio	118,965	158,707	419,641	765,159	167,798

Market value per share	$20.49	$15.53	$13.09	$11.64	$11.40

Cost of investments	$1,996,664	$2,157,874	$5,250,552	$7,366,403	$1,505,858

Contracts with total expenses of 0.70% (*)
Net assets	$-	$476,662	$130,704	$-	$306,081
Accumulation units outstanding	-	35,759	10,124	-	27,028
Unit value of accumulation units	$-	$13.33	$12.91	$-	$11.32
Contracts with total expenses of 0.90% (**)
Net assets	$2,027,501	$1,623,310	$5,358,332	$8,899,893	$1,605,465
Accumulation units outstanding	169,862	123,404	268,557	929,468	107,861
Unit value of accumulation units	$11.94	$13.15	$19.95	$9.58	$14.88
Contracts with total expenses of 0.30% (***)
Net assets	$408,483	$363,182	$-	$-	$-
Accumulation units outstanding	37,050	34,273	-	-	-
Unit value of accumulation units	$11.03	$10.60	$-	$-	$-

(*)	Offered in Life Accumulator product (Note 1)
(**)	Offered in Variable Universal Life product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2011

	Janus Aspen Series			PIMCO Variable Insurance Trust – Administrative Class Shares
	Balanced Portfolio (Service Shares)	Enterprise Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio

Assets
Investments, at fair value	$2,592,514	$1,847,574	$13,287,407	$3,299,778	$3,661,572
Dividends receivable	-	-	-	-	-

Total assets	2,592,514	1,847,574	13,287,407	3,299,778	3,661,572
Liabilities
Payable to Farmers New World Life Insurance Company	1,464	1,314	9,432	2,319	2,617

Total liabilities	1,464	1,314	9,432	2,319	2,617
Net assets	$2,591,050	$1,846,260	$13,277,975	$3,297,459	$3,658,955

Accumulation units outstanding	186,222	140,081	1,640,664	191,639	238,033

Shares owned in each portfolio	93,458	50,056	399,982	319,436	352,752

Market value per share	$27.74	$36.91	$33.22	$10.33	$10.38

Cost of investments	$2,502,997	$1,064,424	$9,131,500	$3,187,479	$3,563,774

Contracts with total expenses of 0.70% (*)
Net assets	$-	$296,774	$-	$-	$-
Accumulation units outstanding	-	18,650	-	-	-
Unit value of accumulation units	$-	$15.91	$-	$-	$-
Contracts with total expenses of 0.90% (**)
Net assets	$1,656,501	$1,549,486	$12,546,305	$3,136,824	$3,507,498
Accumulation units outstanding	107,426	121,431	1,557,311	179,078	225,113
Unit value of accumulation units	$15.42	$12.76	$8.06	$17.52	$15.58
Contracts with total expenses of 0.30% (***)
Net assets	$934,549	$-	$731,670	$160,636	$151,457
Accumulation units outstanding	78,796	-	83,353	12,561	12,920
Unit value of accumulation units	$11.86	$-	$8.78	$12.79	$11.72

(*)	Offered in Life Accumulator product (Note 1)
(**)	Offered in Variable Universal Life product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2011

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Equity Funds

	Capital Appreciation Account	Diversified International Account	Equity Income Account	LargeCap Blend Account II	LargeCap Growth Account	MidCap Blend Account	SmallCap Growth Account II

Assets
Investments, at fair value	$2,020,669	$656,726	$5,008,875	$171,652	$167,386	$5,679,403	$1,347,892
Dividends receivable	-	-	-	-	-	-	-

Total assets	2,020,669	656,726	5,008,875	171,652	167,386	5,679,403	1,347,892
Liabilities
Payable to Farmers New World Life Insurance Company	1,308	380	3,483	100	99	4,135	980

Total liabilities	1,308	380	3,483	100	99	4,135	980
Net assets	$2,019,361	$656,346	$5,005,392	$171,552	$167,287	$5,675,268	$1,346,912

Accumulation units outstanding	127,620	40,628	295,237	12,335	12,073	91,873	151,680

Shares owned in each portfolio	95,180	58,741	324,619	24,949	11,600	140,614	127,884

Market value per share	$21.23	$11.18	$15.43	$6.88	$14.43	$40.39	$10.54

Cost of investments	$1,884,176	$524,382	$4,830,934	$129,158	$124,771	$4,278,884	$1,183,443

Contracts with total expenses of 0.70% (*)
Net assets	$1,082,947	$656,346	$1,233,631	$171,552	$167,287	$329,730	$136,124
Accumulation units outstanding	56,818	40,628	67,341	12,335	12,073	4,961	8,377
Unit value of accumulation units	$19.06	$16.16	$18.32	$13.91	$13.86	$66.47	$16.25
Contracts with total expenses of 0.90% (**)
Net assets	$936,414	$-	$3,771,761	$-	$-	$5,345,538	$1,210,788
Accumulation units outstanding	70,802	-	227,896	-	-	86,912	143,303
Unit value of accumulation units	$13.23	$-	$16.55	$-	$-	$61.51	$8.45
Contracts with total expenses of 0.30% (***)
Net assets	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-

(*)	Offered in Life Accumulator product (Note 1)
(**)	Offered in Variable Universal Life product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2011

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Fixed Income Funds				Principal Variable Contracts Funds, Inc – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Government & High Quality Bond Account	Income Account	Money Market Account	Short-Term Income Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio

Assets
Investments, at fair value	$9,432	$194,227	$52,989	$8,049	$12,155,300	$1,814,746
Dividends receivable	-	-	-	-	-	-

Total assets	9,432	194,227	52,989	8,049	12,155,300	1,814,746
Liabilities
Payable to Farmers New World Life Insurance Company	5	111	30	5	7,526	1,070

Total liabilities	5	111	30	5	7,526	1,070
Net assets	$9,427	$194,116	$52,959	$8,044	$12,147,774	$1,813,676

Accumulation units outstanding	685	12,710	4,884	647	809,259	123,372

Shares owned in each portfolio	865	18,220	52,989	3,181	829,147	159,468

Market value per share	$10.90	$10.66	$1.00	$2.53	$14.66	$11.38

Cost of investments	$8,676	$181,655	$52,990	$7,871	$12,242,294	$1,769,609

Contracts with total expenses of 0.70% (*)
Net assets	$9,427	$194,116	$52,959	$8,044	$1,748,221	$600,285
Accumulation units outstanding	685	12,710	4,884	647	109,027	38,994
Unit value of accumulation units	$13.77	$15.27	$10.84	$12.42	$16.03	$15.39
Contracts with total expenses of 0.90% (**)
Net assets	$-	$-	$-	$-	$8,131,001	$876,390
Accumulation units outstanding	-	-	-	-	495,547	55,027
Unit value of accumulation units	$-	$-	$-	$-	$16.41	$15.93
Contracts with total expenses of 0.30% (***)
Net assets	$-	$-	$-	$-	$2,268,552	$337,001
Accumulation units outstanding	-	-	-	-	204,685	29,351
Unit value of accumulation units	$-	$-	$-	$-	$11.08	$11.48

(*)	Offered in Life Accumulator product (Note 1)
(**)	Offered in Variable Universal Life product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2011

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios, Continued

	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio

Assets
Investments, at fair value	$28,984,126	$928,219	$35,524,730
Dividends receivable	-	-	-

Total assets	28,984,126	928,219	35,524,730
Liabilities
Payable to Farmers New World Life Insurance Company	18,892	587	23,603

Total liabilities	18,892	587	23,603
Net assets	$28,965,234	$927,632	$35,501,127

Accumulation units outstanding	1,911,731	62,478	2,327,587

Shares owned in each portfolio	1,949,168	75,220	2,199,674

Market value per share	$14.87	$12.34	$16.15

Cost of investments	$30,118,902	$855,007	$37,628,040

Contracts with total expenses of 0.70% (*)
Net assets	$2,829,629	$298,268	$4,336,213
Accumulation units outstanding	175,432	20,115	267,598
Unit value of accumulation units	$16.13	$14.83	$16.20
Contracts with total expenses of 0.90% (**)
Net assets	$22,153,614	$542,895	$27,463,702
Accumulation units outstanding	1,356,649	35,104	1,693,259
Unit value of accumulation units	$16.33	$15.46	$16.22
Contracts with total expenses of 0.30% (***)
Net assets	$3,981,991	$86,469	$3,701,212
Accumulation units outstanding	379,650	7,259	366,730
Unit value of accumulation units	$10.49	$11.91	$10.09

(*)	Offered in Life Accumulator product (Note 1)
(**)	Offered in Variable Universal Life product (Note 1)
(***)	Offered in Essential Life Variable Universal Life product (Note 1)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2011

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund – Service Class Shares		Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares	DWS Investments VIT Funds - Class B Shares	DWS Variable Series I – Class A Shares

	VP SRI Mid Cap Growth Portfolio	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	Equity 500 Index VIP	Bond VIP	Global Small Cap Growth VIP (1)

Investment income
Dividends and capital gain distributions	$7,880	$8,986	$38,910	$874	$20,818	$210,848	$111,271

Total investment income	7,880	8,986	38,910	874	20,818	210,848	111,271

Expenses
Mortality and expense risk	1,149	25,467	10,246	982	10,289	42,800	57,409

Total expenses	1,149	25,467	10,246	982	10,289	42,800	57,409

Net investment income (loss)	6,731	(16,481)	28,664	(108)	10,529	168,048	53,862

Realized gains (losses) on investments
Proceeds from sales	7,797	191,384	97,872	20,282	104,338	290,882	351,440
Cost of investments sold	(7,903)	(256,470)	(97,874)	(20,024)	(108,990)	(353,248)	(433,296)

Net realized gain (loss) from investment transactions	(106)	(65,086)	(2)	258	(4,652)	(62,366)	(81,856)

Net unrealized appreciation (depreciation) of investments
Beginning of period	27,414	109,585	60,504	30,648	180,734	(353,658)	1,523,402
End of period	22,617	(253,396)	97,116	30,484	185,934	(235,395)	823,442

Change in net unrealized appreciation (depreciation) of investments	(4,797)	(362,981)	36,612	(164)	5,200	118,263	(699,960)

Net increase (decrease) in net assets from operations	$1,828	$(444,548)	$65,274	$(14)	$11,077	$223,945	$(727,954)

(1)	The DWS Global Opportunities VIP Subaccount changed its name to DWS Global Small Cap Growth VIP Subaccount, effective May 1, 2011.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2011

	DWS Variable Series I – Class A Shares, Continued		DWS Variable Series II – Class A Shares

	Growth & Income VIP	International VIP	Government & Agency Securities VIP	High Income VIP	Large Cap Value VIP (2)	Money Market VIP	Small Mid Cap Growth VIP (3)	Strategic Value VIP (2)

Investment income
Dividends and capital gain distributions	$29,616	$146,471	$95,573	$302,487	$-	$145	$1,823	$321,238

Total investment income	29,616	146,471	95,573	302,487	-	145	1,823	321,238

Expenses
Mortality and expense risk	20,616	73,117	14,381	30,236	110,769	11,016	2,832	57,541

Total expenses	20,616	73,117	14,381	30,236	110,769	11,016	2,832	57,541

Net investment income (loss)	9,000	73,354	81,192	272,251	(110,769)	(10,871)	(1,009)	263,697

Realized gains (losses) on investments
Proceeds from sales	276,115	305,243	154,131	223,823	672,551	188,373	28,004	20,546,781
Cost of investments sold	(318,857)	(495,317)	(152,541)	(269,221)	(734,839)	(188,373)	(29,027)	(21,362,063)

Net realized gain (loss) from investment transactions	(42,742)	(190,074)	1,590	(45,398)	(62,288)	-	(1,023)	(815,282)

Net unrealized appreciation (depreciation) of investments
Beginning of period	34,288	(80,659)	106,871	39,573	-	4	90,382	(2,061,478)
End of period	49,116	(1,498,102)	130,029	(86,821)	(1,439,914)	(2)	76,734	-

Change in net unrealized appreciation (depreciation) of investments	14,828	(1,417,443)	23,158	(126,394)	(1,439,914)	(6)	(13,648)	2,061,478

Net increase (decrease) in net assets from operations	$(18,914)	$(1,534,163)	$105,940	$100,459	$(1,612,971)	$(10,878)	$(15,680)	$1,509,893

(2)	Effective May 1, 2011, the DWS Strategic Value VIP Subaccount merged with the DWS Large Cap Value VIP fund. The DWS Large Cap Value VIP fund was the surviving subaccount.
(3)	The DWS Small Cap Growth VIP Subaccount changed its name to DWS Small Mid Cap Growth VIP Subaccount, effective May 1, 2011.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2011

	Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares			Fidelity VIP Freedom Funds – Service Class 2 Shares

	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio

Investment income
Dividends and capital gain distributions	$72,789	$477,080	$20,441	$307	$394	$1,707	$4,401

Total investment income	72,789	477,080	20,441	307	394	1,707	4,401

Expenses
Mortality and expense risk	103,245	98,703	51,066	39	42	195	452

Total expenses	103,245	98,703	51,066	39	42	195	452

Net investment income (loss)	(30,456)	378,377	(30,625)	268	352	1,512	3,949

Realized gains (losses) on investments
Proceeds from sales	733,442	626,611	293,370	4,397	4,106	20,720	23,185
Cost of investments sold	(757,488)	(752,214)	(314,069)	(4,474)	(4,218)	(21,180)	(24,153)

Net realized gain (loss) from investment transactions	(24,046)	(125,603)	(20,699)	(77)	(112)	(460)	(968)

Net unrealized appreciation (depreciation) of investments
Beginning of period	2,378,367	854,062	1,270,053	1,087	1,145	3,892	13,910
End of period	2,348,345	714,125	600,871	787	692	2,129	7,946

Change in net unrealized appreciation (depreciation) of investments	(30,022)	(139,937)	(669,182)	(300)	(453)	(1,763)	(5,964)

Net increase (decrease) in net assets from operations	$(84,524)	$112,837	$(720,506)	$(109)	$(213)	$(711)	$(2,983)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2011

	Fidelity VIP Freedom Funds – Service Class 2 Shares, Continued			Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio

Investment income
Dividends and capital gain distributions	$5,388	$20,430	$1,030	$1,432	$5,298	$16,972	$11,949

Total investment income	5,388	20,430	1,030	1,432	5,298	16,972	11,949

Expenses
Mortality and expense risk	591	2,229	140	158	616	2,381	2,054

Total expenses	591	2,229	140	158	616	2,381	2,054

Net investment income (loss)	4,797	18,201	890	1,274	4,682	14,591	9,895

Realized gains (losses) on investments
Proceeds from sales	31,502	58,629	8,343	5,264	22,912	53,904	46,783
Cost of investments sold	(32,618)	(60,753)	(8,548)	(5,312)	(23,960)	(57,008)	(50,067)

Net realized gain (loss) from investment transactions	(1,116)	(2,124)	(205)	(48)	(1,048)	(3,104)	(3,284)

Net unrealized appreciation (depreciation) of investments
Beginning of period	17,700	76,479	1,254	1,894	18,011	77,704	96,510
End of period	7,811	32,731	880	1,639	10,996	37,273	45,736

Change in net unrealized appreciation (depreciation) of investments	(9,889)	(43,748)	(374)	(255)	(7,015)	(40,431)	(50,774)

Net increase (decrease) in net assets from operations	$(6,208)	$(27,671)	$311	$971	$(3,381)	$(28,944)	$(44,163)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2011

	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares			Goldman Sachs Variable Insurance Trust – Institutional Class Shares

	Developing Markets Securities Fund	Small – Mid Cap Growth Securities Fund	Small Cap Value Securities Fund	Mid Cap Value Fund	Strategic Growth Fund	Structured Small Cap Equity Fund

Investment income
Dividends and capital gain distributions	$34,534	$-	$16,325	$45,559	$42,268	$16,132

Total investment income	34,534	-	16,325	45,559	42,268	16,132

Expenses
Mortality and expense risk	32,052	20,163	18,345	51,737	81,264	16,173

Total expenses	32,052	20,163	18,345	51,737	81,264	16,173

Net investment income (loss)	2,482	(20,163)	(2,020)	(6,178)	(38,996)	(41)

Realized gains (losses) on investments
Proceeds from sales	171,087	161,504	172,924	386,424	505,574	110,868
Cost of investments sold	(226,538)	(163,601)	(196,341)	(448,380)	(519,940)	(124,283)

Net realized gain (loss) from investment transactions	(55,451)	(2,097)	(23,417)	(61,956)	(14,366)	(13,415)

Net unrealized appreciation (depreciation) of investments
Beginning of period	716,054	554,469	379,828	591,427	1,809,431	393,465
End of period	130,630	440,920	306,843	242,546	1,540,049	407,045

Change in net unrealized appreciation (depreciation) of investments	(585,424)	(113,549)	(72,985)	(348,881)	(269,382)	13,580

Net increase (decrease) in net assets from operations	$(638,393)	$(135,809)	$(98,422)	$(417,015)	$(322,744)	$124

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2011

	Janus Aspen Series			PIMCO Variable Insurance Trust – Administrative Class Shares

	Balanced Portfolio (Service Shares)	Enterprise Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)	VIT Low Duration Portfolio

Investment income
Dividends and capital gain distributions	$167,910	$-	$53,000	$98,544	$63,483

Total investment income	167,910	-	53,000	98,544	63,483

Expenses
Mortality and expense risk	16,624	16,469	119,447	27,499	32,925

Total expenses	16,624	16,469	119,447	27,499	32,925

Net investment income (loss)	151,286	(16,469)	(66,447)	71,045	30,558

Realized gains (losses) on investments
Proceeds from sales	144,853	157,115	837,804	246,345	411,261
Cost of investments sold	(151,964)	(147,579)	(849,012)	(250,447)	(414,130)

Net realized gain (loss) from investment transactions	(7,111)	9,536	(11,208)	(4,102)	(2,869)

Net unrealized appreciation (depreciation) of investments
Beginning of period	219,964	823,656	5,136,592	(3,314)	117,974
End of period	89,517	783,149	4,155,908	112,299	97,796

Change in net unrealized appreciation (depreciation) of investments	(130,447)	(40,507)	(980,684)	115,613	(20,178)

Net increase (decrease) in net assets from operations	$13,728	$(47,440)	$(1,058,339)	$182,556	$7,511

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2011

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Equity Funds

	Capital Appreciation Account	Diversified International Account	Equity Income Account	LargeCap Blend Account II	LargeCap Growth Account	MidCap Blend Account	SmallCap Growth Account II

Investment income
Dividends and capital gain distributions	$13,294	$1,138	$23,703	$29	$-	$64,988	$-

Total investment income	13,294	1,138	23,703	29	-	64,988	-

Expenses
Mortality and expense risk	15,793	5,146	41,247	1,293	1,517	49,121	12,744

Total expenses	15,793	5,146	41,247	1,293	1,517	49,121	12,744

Net investment income (loss)	(2,499)	(4,008)	(17,544)	(1,264)	(1,517)	15,867	(12,744)

Realized gains (losses) on investments
Proceeds from sales	214,294	109,514	480,115	40,179	77,827	371,654	153,977
Cost of investments sold	(240,769)	(108,583)	(617,725)	(40,931)	(74,442)	(377,199)	(153,853)

Net realized gain (loss) from investment transactions	(26,475)	931	(137,610)	(752)	3,385	(5,545)	124

Net unrealized appreciation (depreciation) of investments
Beginning of period	129,552	220,350	(176,500)	43,065	54,709	1,037,832	234,146
End of period	136,493	132,343	177,942	42,494	42,614	1,400,580	164,449

Change in net unrealized appreciation (depreciation) of investments	6,941	(88,007)	354,442	(571)	(12,095)	362,748	(69,697)

Net increase (decrease) in net assets from operations	$(22,033)	$(91,084)	$199,288	$(2,587)	$(10,227)	$373,070	$(82,317)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2011

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Fixed Income Funds				Principal Variable Contracts Funds, Inc – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

	Government & High Quality Bond Account	Income Account	Money Market Account	Short-Term Income Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio

Investment income
Dividends and capital gain distributions	$26	$672	$-	$13	$289,405	$64,012

Total investment income	26	672	-	13	289,405	64,012

Expenses
Mortality and expense risk	67	1,244	162	57	89,503	12,412

Total expenses	67	1,244	162	57	89,503	12,412

Net investment income (loss)	(41)	(572)	(162)	(44)	199,902	51,600

Realized gains (losses) on investments
Proceeds from sales	2,609	10,982	23,289	294	898,976	143,563
Cost of investments sold	(2,585)	(11,123)	(23,289)	(293)	(1,079,745)	(156,131)

Net realized gain (loss) from investment transactions	24	(141)	-	1	(180,769)	(12,568)

Net unrealized appreciation (depreciation) of investments
Beginning of period	250	2,665	1	114	(51,499)	64,301
End of period	756	12,573	1	178	(86,995)	45,138

Change in net unrealized appreciation (depreciation) of investments	506	9,908	-	64	(35,496)	(19,163)

Net increase (decrease) in net assets from operations	$489	$9,195	$(162)	$21	$(16,363)	$19,869

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statement of Operations

Period Ended December 31, 2011

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios, Continued

	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio

Investment income
Dividends and capital gain distributions	$504,917	$34,282	$456,976

Total investment income	504,917	34,282	456,976

Expenses
Mortality and expense risk	227,698	7,072	288,231

Total expenses	227,698	7,072	288,231

Net investment income (loss)	277,219	27,210	168,745

Realized gains (losses) on investments
Proceeds from sales	1,893,891	133,743	2,270,386
Cost of investments sold	(2,406,462)	(135,274)	(2,985,119)

Net realized gain (loss) from investment transactions	(512,571)	(1,531)	(714,733)

Net unrealized appreciation (depreciation) of investments
Beginning of period	(987,047)	78,482	(1,601,062)
End of period	(1,134,777)	73,212	(2,103,309)

Change in net unrealized appreciation (depreciation) of investments	(147,730)	(5,270)	(502,247)

Net increase (decrease) in net assets from operations	$(383,082)	$20,409	$(1,048,235)

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	Calvert Variable Series, Inc.		Dreyfus Variable Investment Fund – Service Class Shares
	VP SRI Mid Cap Growth Portfolio (1)		Opportunistic Small Cap Portfolio (2)		Quality Bond Portfolio
	2011	2010	2011	2010	2011	2010

Increase (decrease) in net assets from operations
Net investment income (loss)	$6,731	$(898)	$(16,481)	$(5,956)	$28,664	$29,218
Net realized gain (loss) from investment transactions	(106)	(1,121)	(65,086)	(104,307)	(2)	233
Change in net unrealized appreciation (depreciation) of investments	(4,797)	30,225	(362,981)	816,486	36,612	44,562

Net increase (decrease) in net assets from operations	1,828	28,206	(444,548)	706,223	65,274	74,013

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	21,691	23,403	629,487	607,114	186,959	196,233
Transfers for contract benefits and terminations	(1,362)	(9,451)	(168,448)	(147,026)	(56,136)	(52,743)
Contract maintenance charges	(13,095)	(12,638)	(327,274)	(308,618)	(104,526)	(112,003)
Transfers between subaccounts (including fixed account), net	1,875	(1,009)	7,401	(102,040)	(51,410)	(8,905)

Net increase (decrease) in net assets from contract transactions	9,109	305	141,166	49,430	(25,113)	22,582

Total increase (decrease) in net assets	10,937	28,511	(303,382)	755,653	40,161	96,595
Net assets
Beginning of period	116,718	88,207	3,061,154	2,305,501	1,121,576	1,024,981

End of period	$127,655	$116,718	$2,757,772	$3,061,154	$1,161,737	$1,121,576

Analysis of increase (decrease) in units outstanding
Units issued	1,272	1,408	34,511	26,135	4,429	5,774
Units redeemed	(541)	(1,265)	(17,848)	(19,360)	(6,104)	(4,201)

Increase (decrease) in units outstanding	731	143	16,663	6,775	(1,675)	1,573
Beginning units	9,326	9,183	292,563	285,788	78,706	77,133

Ending units	10,057	9,326	309,226	292,563	77,031	78,706

(1)	The Calvert Social Mid Cap Growth Subaccount changed its name to VP SRI Mid Cap Growth Subaccount, effective April 30, 2010.
(2)	The Dreyfus Developing Leaders Subaccount changed its name to Opportunistic Small Cap Subaccount, effective February 8, 2010.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares		DWS Investments VIT Funds - Class B Shares		DWS Variable Series I – Class A Shares
	Socially Responsible Growth Fund		Equity 500 Index VIP		Bond VIP		Global Small Cap Growth VIP (3)

	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations
Net investment income (loss)	$(108)	$(204)	$10,529	$9,640	$168,048	$144,013	$53,862	$(27,068)
Net realized gain (loss) from investment transactions	258	(331)	(4,652)	(18,558)	(62,366)	(73,403)	(81,856)	(138,933)
Change in net unrealized appreciation (depreciation) of investments	(164)	15,644	5,200	166,995	118,263	167,444	(699,960)	1,512,519

Net increase (decrease) in net assets from operations	(14)	15,109	11,077	158,077	223,945	238,054	(727,954)	1,346,518

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	59,144	50,879	220,035	245,392	1,451,412	1,553,151	1,670,346	1,639,342
Transfers for contract benefits and terminations	(5,482)	(4,261)	(52,561)	(45,209)	(311,784)	(310,832)	(369,290)	(312,525)
Contract maintenance charges	(36,346)	(28,884)	(49,599)	(68,489)	(694,236)	(739,358)	(862,346)	(819,939)
Transfers between subaccounts (including fixed account), net	1,218	6,914	(37,335)	56,951	(169,233)	(134,199)	(59,871)	(156,591)

Net increase (decrease) in net assets from contract transactions	18,534	24,648	80,540	188,645	276,159	368,762	378,839	350,287

Total increase (decrease) in net assets	18,520	39,757	91,617	346,722	500,104	606,816	(349,115)	1,696,805
Net assets
Beginning of period	128,242	88,485	1,413,354	1,066,632	4,522,328	3,915,512	6,656,039	4,959,234

End of period	$146,762	$128,242	$1,504,971	$1,413,354	$5,022,432	$4,522,328	$6,306,924	$6,656,039

Analysis of increase (decrease) in units outstanding
Units issued	3,760	4,467	12,081	24,624	39,631	49,911	49,138	47,304
Units redeemed	(2,051)	(1,679)	(6,620)	(10,900)	(18,520)	(21,474)	(18,691)	(17,976)

Increase (decrease) in units outstanding	1,709	2,788	5,461	13,724	21,111	28,437	30,447	29,328
Beginning units	13,758	10,970	96,801	83,077	332,662	304,225	398,263	368,935

Ending units	15,467	13,758	102,262	96,801	353,773	332,662	428,710	398,263

(3)	The Small Cap Growth VIP changed its name to Small Mid Cap Growth VIP, effective May 1, 2011.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	DWS Variable Series I – Class A Shares, Continued				DWS Variable Series II – Class A Shares
	Growth & Income VIP		International VIP		Government & Agency Securities VIP		High Income VIP
	2011	2010	2011	2010	2011	2010	2011	2010

Increase (decrease) in net assets from operations
Net investment income (loss)	$9,000	$15,618	$73,354	$90,233	$81,192	$57,352	$272,251	$203,577
Net realized gain (loss) from investment transactions	(42,742)	(64,076)	(190,074)	(207,759)	1,590	1,018	(45,398)	(40,161)
Change in net unrealized appreciation (depreciation) of investments	14,828	328,493	(1,417,443)	229,633	23,158	24,673	(126,394)	211,287

Net increase (decrease) in net assets from operations	(18,914)	280,035	(1,534,163)	112,107	105,940	83,043	100,459	374,703

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	325,569	356,511	2,177,581	2,309,705	326,765	286,498	925,321	861,219
Transfers for contract benefits and terminations	(180,018)	(170,925)	(482,059)	(452,423)	(91,286)	(80,472)	(191,178)	(184,715)
Contract maintenance charges	(193,544)	(212,189)	(991,242)	(1,073,146)	(185,358)	(168,890)	(489,888)	(462,636)
Transfers between subaccounts (including fixed account), net	(79,640)	(35,642)	101,406	35,043	137,718	(13,010)	(59,921)	(56,853)

Net increase (decrease) in net assets from contract transactions	(127,633)	(62,245)	805,686	819,179	187,839	24,126	184,334	157,015

Total increase (decrease) in net assets	(146,547)	217,790	(728,477)	931,286	293,779	107,169	284,793	531,718
Net assets
Beginning of period	2,349,173	2,131,383	8,386,597	7,455,311	1,571,033	1,463,864	3,349,244	2,817,526

End of period	$2,202,626	$2,349,173	$7,658,120	$8,386,597	$1,864,812	$1,571,033	$3,634,037	$3,349,244

Analysis of increase (decrease) in units outstanding
Units issued	13,992	13,800	159,765	155,629	20,941	8,627	25,982	21,908
Units redeemed	(27,009)	(20,891)	(37,891)	(33,704)	(8,505)	(6,489)	(11,961)	(10,426)

Increase (decrease) in units outstanding	(13,017)	(7,091)	121,874	121,925	12,436	2,138	14,021	11,482
Beginning units	247,513	254,604	1,171,750	1,049,825	94,912	92,774	201,760	190,278

Ending units	234,496	247,513	1,293,624	1,171,750	107,348	94,912	215,781	201,760

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	DWS Variable Series II – Class A Shares, Continued								Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares

	Large Cap Value VIP (4)		Money Market VIP		Small Mid Cap Growth VIP (5)		Strategic Value VIP (4)		VIP Growth Portfolio
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

Increase (decrease) in net assets from operations
Net investment income (loss)	$(110,769)	$-	$(10,871)	$(8,432)	$(1,009)	$(2,379)	$263,697	$164,563	$(30,456)	$(33,270)
Net realized gain (loss) from investment transactions	(62,288)	-	-	(4)	(1,023)	(1,978)	(815,282)	(663,673)	(24,046)	(171,866)
Change in net unrealized appreciation (depreciation) of investments	(1,439,918)	-	(6)	4	(13,648)	73,692	2,061,482	2,408,746	(30,022)	2,337,372

Net increase (decrease) in net assets from operations	(1,612,975)	-	(10,877)	(8,432)	(15,680)	69,335	1,509,897	1,909,636	(84,524)	2,132,236

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	2,962,536	-	434,339	406,717	53,911	55,582	1,559,522	4,880,648	2,773,366	2,823,086
Transfers for contract benefits and terminations	(722,377)	-	(72,361)	(49,469)	(8,121)	(22,910)	(410,249)	(1,021,249)	(642,584)	(599,695)
Contract maintenance charges	(1,450,932)	-	(214,546)	(214,103)	(27,192)	(27,301)	(752,936)	(2,268,126)	(1,442,548)	(1,377,252)
Transfers between subaccounts (including fixed account), net	19,803,206	-	(85,392)	786,007	(19,898)	(14,150)	(20,450,733)	(269,528)	(426,785)	(416,251)

Net increase (decrease) in net assets from contract transactions	20,592,433	-	62,040	929,152	(1,300)	(8,779)	(20,054,396)	1,321,745	261,449	429,888

Total increase (decrease) in net assets	18,979,458	-	51,163	920,720	(16,980)	60,556	(18,544,499)	3,231,381	176,925	2,562,124
Net assets
Beginning of period	-	-	1,353,958	433,238	308,353	247,797	18,544,499	15,313,118	11,430,418	8,868,294

End of period	$18,979,458	$-	$1,405,121	$1,353,958	$291,373	$308,353	$-	$18,544,499	$11,607,343	$11,430,418

Analysis of increase (decrease) in units outstanding
Units issued	932,252	-	21,737	98,859	5,504	6,190	29,979	146,568	92,476	117,776
Units redeemed	(28,210)	-	(16,193)	(18,841)	(6,032)	(8,279)	(1,290,850)	(43,733)	(67,023)	(63,110)

Increase (decrease) in units outstanding	904,042	-	5,544	80,018	(528)	(2,089)	(1,260,871)	102,835	25,453	54,666
Beginning units	-	-	116,811	36,793	67,549	69,638	1,260,871	1,158,036	1,207,640	1,152,974

Ending units	904,042	-	122,355	116,811	67,021	67,549	-	1,260,871	1,233,093	1,207,640

(4)	Effective May 1, 2011, the DWS Strategic Value VIP Subaccount merged with the DWS Large Cap Value VIP fund. The DWS Large Cap Value fund was the surviving subaccount.
(5)	The DWS Small Cap Growth VIP Subaccount changed its name to DWS Small Mid Cap Growth VIP Subaccount, effective May 1, 2011.

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares, Continued				Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Index 500 Portfolio		VIP Mid Cap Portfolio		VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

Increase (decrease) in net assets from operations
Net investment income (loss)	$378,377	$273,750	$(30,625)	$(13,344)	$268	$239	$352	$288	$1,512	$1,386
Net realized gain (loss) from investment transactions	(125,603)	(154,699)	(20,699)	(54,520)	(77)	(26)	(112)	(24)	(460)	(245)
Change in net unrealized appreciation (depreciation) of investments	(139,937)	1,194,076	(669,182)	1,304,220	(300)	619	(453)	553	(1,763)	3,288

Net increase (decrease) in net assets from operations	112,837	1,313,127	(720,506)	1,236,356	(109)	832	(213)	817	(711)	4,429

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	2,812,726	2,883,285	1,687,761	1,438,944	9,830	7,311	18,938	10,593	55,549	52,851
Transfers for contract benefits and terminations	(576,013)	(601,537)	(273,193)	(239,855)	(879)	-	(430)	-	(7,967)	(86)
Contract maintenance charges	(1,401,932)	(1,391,547)	(841,690)	(734,399)	(5,544)	(3,396)	(11,842)	(5,979)	(30,556)	(25,253)
Transfers between subaccounts (including fixed account), net	(344,777)	(118,151)	53,368	(67,796)	374	160	772	650	2,060	2,766

Net increase (decrease) in net assets from contract transactions	490,004	772,050	626,246	396,894	3,781	4,075	7,438	5,264	19,086	30,278

Total increase (decrease) in net assets	602,841	2,085,177	(94,260)	1,633,250	3,672	4,907	7,225	6,081	18,375	34,707
Net assets
Beginning of period	10,914,351	8,829,174	5,880,589	4,247,339	10,295	5,388	9,098	3,017	52,525	17,818

End of period	$11,517,192	$10,914,351	$5,786,329	$5,880,589	$13,967	$10,295	$16,323	$9,098	$70,900	$52,525

Analysis of increase (decrease) in units outstanding
Units issued	96,025	119,318	53,825	36,840	730	565	1,021	712	3,559	4,247
Units redeemed	(50,749)	(39,621)	(11,367)	(11,597)	(392)	(172)	(363)	(200)	(1,848)	(1,315)

Increase (decrease) in units outstanding	45,276	79,697	42,458	25,243	338	393	658	512	1,711	2,932
Beginning units	1,002,866	923,169	247,029	221,786	934	541	815	303	4,740	1,808

Ending units	1,048,142	1,002,866	289,487	247,029	1,272	934	1,473	815	6,451	4,740

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	Fidelity VIP Freedom Funds – Service Class 2 Shares, Continued
	VIP Freedom 2020 Portfolio		VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations
Net investment income (loss)	$3,949	$2,689	$4,797	$3,256	$18,201	$11,419	$890	$1,448
Net realized gain (loss) from investment transactions	(968)	(467)	(1,116)	(431)	(2,124)	(2,390)	(205)	(88)
Change in net unrealized appreciation (depreciation) of investments	(5,964)	10,027	(9,889)	13,399	(43,748)	52,500	(374)	605

Net increase (decrease) in net assets from operations	(2,983)	12,249	(6,208)	16,224	(27,671)	61,529	311	1,965

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	138,991	97,805	224,873	155,395	800,513	511,337	43,911	33,675
Transfers for contract benefits and terminations	(5,508)	(4,730)	(8,654)	(4,008)	(30,005)	(32,929)	(5,592)	(3,316)
Contract maintenance charges	(71,656)	(50,452)	(116,476)	(76,900)	(431,582)	(279,996)	(26,161)	(20,328)
Transfers between subaccounts (including fixed account), net	7,181	20,822	2,977	13,901	39,429	114,170	3,540	2,808

Net increase (decrease) in net assets from contract transactions	69,008	63,445	102,720	88,388	378,355	312,582	15,698	12,839

Total increase (decrease) in net assets	66,025	75,694	96,512	104,612	350,684	374,111	16,009	14,804
Net assets
Beginning of period	118,081	42,387	149,239	44,627	559,852	185,741	36,899	22,095

End of period	$184,106	$118,081	$245,751	$149,239	$910,536	$559,852	$52,908	$36,899

Analysis of increase (decrease) in units outstanding
Units issued	8,429	8,961	12,290	10,569	41,179	38,092	2,133	1,897
Units redeemed	(2,107)	(2,560)	(2,838)	(1,604)	(5,394)	(5,580)	(743)	(702)

Increase (decrease) in units outstanding	6,322	6,401	9,452	8,965	35,785	32,512	1,390	1,195
Beginning units	10,834	4,433	13,673	4,708	52,721	20,209	3,321	2,126

Ending units	17,156	10,834	23,125	13,673	88,506	52,721	4,711	3,321

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP FundsManager 20% Portfolio		VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio		VIP FundsManager 85% Portfolio
	2011	2010	2011	2010	2011	2010	2011	2010

Increase (decrease) in net assets from operations
Net investment income (loss)	$1,274	$419	$4,682	$1,926	$14,591	$7,149	$9,895	$5,068
Net realized gain (loss) from investment transactions	(48)	(23)	(1,048)	(237)	(3,104)	(765)	(3,284)	(2,068)
Change in net unrealized appreciation (depreciation) of investments	(255)	1,093	(7,015)	10,682	(40,431)	57,434	(50,774)	59,920

Net increase (decrease) in net assets from operations	971	1,489	(3,381)	12,371	(28,944)	63,818	(44,163)	62,920

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	52,465	32,912	236,110	144,035	684,930	480,722	738,425	488,009
Transfers for contract benefits and terminations	(815)	(2,228)	(9,787)	(7,650)	(37,141)	(10,748)	(18,653)	(31,215)
Contract maintenance charges	(30,565)	(19,559)	(130,407)	(84,975)	(400,487)	(260,319)	(421,649)	(275,521)
Transfers between subaccounts (including fixed account), net	31,901	4,720	38,871	8,315	158,528	133,626	71,578	66,926

Net increase (decrease) in net assets from contract transactions	52,986	15,845	134,787	59,725	405,830	343,281	369,701	248,199

Total increase (decrease) in net assets	53,957	17,334	131,406	72,096	376,886	407,099	325,538	311,119
Net assets
Beginning of period	30,952	13,618	142,882	70,786	584,891	177,792	530,447	219,328

End of period	$84,909	$30,952	$274,288	$142,882	$961,777	$584,891	$855,985	$530,447

Analysis of increase (decrease) in units outstanding
Units issued	5,235	1,978	14,249	7,546	42,959	38,105	39,976	30,459
Units redeemed	(464)	(485)	(2,070)	(1,733)	(4,963)	(2,554)	(4,417)	(4,387)

Increase (decrease) in units outstanding	4,771	1,493	12,179	5,813	37,996	35,551	35,559	26,072
Beginning units	2,819	1,326	12,975	7,162	54,340	18,789	49,965	23,893

Ending units	7,590	2,819	25,154	12,975	92,336	54,340	85,524	49,965

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
	Developing Markets Securities Fund		Small – Mid Cap Growth Securities Fund		Small Cap Value Securities Fund
	2011	2010	2011	2010	2011	2010

Increase (decrease) in net assets from operations
Net investment income (loss)	$2,482	$22,301	$(20,163)	$(16,883)	$(2,020)	$(1,295)
Net realized gain (loss) from investment transactions	(55,451)	(77,478)	(2,097)	(26,076)	(23,417)	(75,601)
Change in net unrealized appreciation (depreciation) of investments	(585,424)	585,825	(113,549)	537,395	(72,985)	556,635

Net increase (decrease) in net assets from operations	(638,393)	530,648	(135,809)	494,436	(98,422)	479,739

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	899,237	975,293	696,473	544,510	800,738	717,834
Transfers for contract benefits and terminations	(186,145)	(193,384)	(131,169)	(106,149)	(165,080)	(178,991)
Contract maintenance charges	(451,312)	(496,366)	(366,406)	(291,111)	(367,724)	(335,944)
Transfers between subaccounts (including fixed account), net	(24,255)	(78,611)	(9,674)	(37,333)	22,103	(30,020)

Net increase (decrease) in net assets from contract transactions	237,525	206,932	189,224	109,917	290,037	172,879

Total increase (decrease) in net assets	(400,868)	737,580	53,415	604,353	191,615	652,618
Net assets
Beginning of period	3,715,466	2,977,886	2,382,569	1,778,216	2,271,539	1,618,921

End of period	$3,314,598	$3,715,466	$2,435,984	$2,382,569	$2,463,154	$2,271,539

Analysis of increase (decrease) in units outstanding
Units issued	18,596	18,874	28,967	23,396	37,653	33,625
Units redeemed	(7,062)	(7,965)	(11,813)	(12,070)	(12,578)	(16,336)

Increase (decrease) in units outstanding	11,534	10,909	17,154	11,326	25,075	17,289
Beginning units	165,367	154,458	189,758	178,432	168,361	151,072

Ending units	176,901	165,367	206,912	189,758	193,436	168,361

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares
	Mid Cap Value Fund		Strategic Growth Fund		Structured Small Cap Equity Fund
	2011	2010	2011	2010	2011	2010

Increase (decrease) in net assets from operations
Net investment income (loss)	$(6,178)	$(9,577)	$(38,996)	$(35,798)	$(41)	$(3,760)
Net realized gain (loss) from investment transactions	(61,956)	(126,368)	(14,366)	(53,779)	(13,415)	(52,904)
Change in net unrealized appreciation (depreciation) of investments	(348,881)	1,297,579	(269,382)	899,748	13,580	454,121

Net increase (decrease) in net assets from operations	(417,015)	1,161,634	(322,744)	810,171	124	397,457

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	937,471	1,016,985	1,964,915	2,160,356	521,542	579,108
Transfers for contract benefits and terminations	(304,907)	(293,355)	(532,204)	(546,569)	(93,075)	(100,773)
Contract maintenance charges	(529,273)	(563,305)	(1,002,983)	(1,085,523)	(252,544)	(267,518)
Transfers between subaccounts (including fixed account), net	(155,335)	(275,653)	(278,158)	(187,341)	(58,792)	(75,395)

Net increase (decrease) in net assets from contract transactions	(52,044)	(115,328)	151,570	340,923	117,131	135,422

Total increase (decrease) in net assets	(469,059)	1,046,306	(171,174)	1,151,094	117,255	532,879
Net assets
Beginning of period	5,958,095	4,911,789	9,071,067	7,919,973	1,794,291	1,261,412

End of period	$5,489,036	$5,958,095	$8,899,893	$9,071,067	$1,911,546	$1,794,291

Analysis of increase (decrease) in units outstanding
Units issued	14,892	13,544	60,573	78,058	15,723	21,051
Units redeemed	(16,428)	(19,977)	(45,449)	(39,861)	(6,780)	(9,163)

Increase (decrease) in units outstanding	(1,536)	(6,433)	15,124	38,197	8,943	11,888
Beginning units	280,217	286,650	914,344	876,147	125,946	114,058

Ending units	278,681	280,217	929,468	914,344	134,889	125,946

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	Janus Aspen Series
	Balanced Portfolio (Service Shares)		Enterprise Portfolio (Service Shares)		Forty Portfolio (Institutional Shares)
	2011	2010	2011	2010	2011	2010

Increase (decrease) in net assets from operations
Net investment income (loss)	$151,286	$33,129	$(16,469)	$(14,228)	$(66,447)	$(65,191)
Net realized gain (loss) from investment transactions	(7,111)	(6,603)	9,536	(2,793)	(11,208)	(8,726)
Change in net unrealized appreciation (depreciation) of investments	(130,447)	101,854	(40,507)	395,536	(980,684)	854,559

Net increase (decrease) in net assets from operations	13,728	128,380	(47,440)	378,515	(1,058,339)	780,642

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,063,311	776,559	312,945	343,725	3,057,102	3,118,807
Transfers for contract benefits and terminations	(111,816)	(81,071)	(100,061)	(100,062)	(860,261)	(749,761)
Contract maintenance charges	(515,242)	(374,688)	(170,253)	(184,308)	(1,571,860)	(1,644,912)
Transfers between subaccounts (including fixed account), net	90,882	161,069	(64,070)	(75,065)	(186,041)	(120,233)

Net increase (decrease) in net assets from contract transactions	527,135	481,869	(21,439)	(15,710)	438,940	603,901

Total increase (decrease) in net assets	540,863	610,249	(68,879)	362,805	(619,399)	1,384,543
Net assets
Beginning of period	2,050,187	1,439,938	1,915,139	1,552,334	13,897,374	12,512,831

End of period	$2,591,050	$2,050,187	$1,846,260	$1,915,139	$13,277,975	$13,897,374

Analysis of increase (decrease) in units outstanding
Units issued	51,780	45,857	8,992	13,549	136,627	143,745
Units redeemed	(9,209)	(6,818)	(10,755)	(14,664)	(87,010)	(70,450)

Increase (decrease) in units outstanding	42,571	39,039	(1,763)	(1,115)	49,617	73,295
Beginning units	143,651	104,612	141,844	142,959	1,591,047	1,517,752

Ending units	186,222	143,651	140,081	141,844	1,640,664	1,591,047

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	PIMCO Variable Insurance Trust – Administrative Class Shares				Principal Variable Contracts Funds, Inc – Class 2 Shares – Equity Funds
	VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)		VIT Low Duration Portfolio		Capital Appreciation Account		Diversified International Account
	2011	2010	2011	2010	2011	2010	2011	2010

Increase (decrease) in net assets from operations
Net investment income (loss)	$71,044	$111,849	$30,558	$37,429	$(2,499)	$44,336	$(4,008)	$3,926
Net realized gain (loss) from investment transactions	(4,102)	(6,903)	(2,869)	(2,358)	(26,475)	(41,070)	931	357
Change in net unrealized appreciation (depreciation) of investments	115,613	94,573	(20,178)	112,676	6,941	241,737	(88,007)	79,685

Net increase (decrease) in net assets from operations	182,555	199,519	7,511	147,747	(22,033)	245,003	(91,084)	83,968

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	779,419	731,035	865,105	883,625	453,103	507,311	143,915	173,123
Transfers for contract benefits and terminations	(171,003)	(165,216)	(213,968)	(194,868)	(108,087)	(120,399)	(90,163)	(63,316)
Contract maintenance charges	(415,817)	(402,903)	(448,340)	(469,096)	(172,620)	(200,776)	(54,667)	(71,099)
Transfers between subaccounts (including fixed account), net	(105,835)	35,105	(244,205)	(2,618)	(100,928)	(92,617)	(18,443)	(52,646)

Net increase (decrease) in net assets from contract transactions	86,764	198,021	(41,408)	217,043	71,468	93,519	(19,358)	(13,938)

Total increase (decrease) in net assets	269,319	397,540	(33,897)	364,790	49,435	338,522	(110,442)	70,030
Net assets
Beginning of period	3,028,139	2,630,599	3,692,852	3,328,062	1,969,926	1,631,404	766,788	696,758

End of period	$3,297,458	$3,028,139	$3,658,955	$3,692,852	$2,019,361	$1,969,926	$656,346	$766,788

Analysis of increase (decrease) in units outstanding
Units issued	20,522	23,246	23,629	26,939	16,931	19,425	4,929	6,954
Units redeemed	(13,357)	(10,271)	(24,678)	(11,749)	(12,117)	(12,681)	(6,083)	(7,741)

Increase (decrease) in units outstanding	7,165	12,975	(1,049)	15,190	4,814	6,744	(1,154)	(787)
Beginning units	184,474	171,499	239,082	223,892	122,806	116,062	41,782	42,569

Ending units	191,639	184,474	238,033	239,082	127,620	122,806	40,628	41,782

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Equity Funds, Continued

	Equity Income Account		LargeCap Blend Account II		LargeCap Growth Account		MidCap Blend Account
	2011	2010	2011	2010	2011	2010	2011	2010

Increase (decrease) in net assets from operations
Net investment income (loss)	$(17,544)	$96,410	$(1,264)	$2,172	$(1,517)	$(1,380)	$15,867	$66,543
Net realized gain (loss) from investment transactions	(137,610)	(227,495)	(752)	(3,561)	3,385	(5,561)	(5,545)	(260)
Change in net unrealized appreciation (depreciation) of investments	354,442	757,630	(571)	21,251	(12,095)	38,737	362,748	886,445

Net increase (decrease) in net assets from operations	199,288	626,545	(2,587)	19,862	(10,227)	31,796	373,070	952,728

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,031,185	1,204,172	44,181	47,411	43,324	53,548	1,329,980	1,491,314
Transfers for contract benefits and terminations	(344,006)	(391,166)	(17,800)	(43,111)	(61,060)	(30,002)	(344,646)	(299,169)
Contract maintenance charges	(485,039)	(544,382)	(13,465)	(16,767)	(12,227)	(17,135)	(686,554)	(721,631)
Transfers between subaccounts (including fixed account), net	(167,438)	(237,149)	(8,902)	(2,226)	(16,215)	(12,956)	(226,538)	(248,987)

Net increase (decrease) in net assets from contract transactions	34,702	31,475	4,014	(14,693)	(46,178)	(6,545)	72,242	221,527

Total increase (decrease) in net assets	233,990	658,020	1,427	5,169	(56,405)	25,251	445,312	1,174,255
Net assets
Beginning of period	4,771,402	4,113,382	170,125	164,956	223,692	198,441	5,229,956	4,055,701

End of period	$5,005,392	$4,771,402	$171,552	$170,125	$167,287	$223,692	$5,675,268	$5,229,956

Analysis of increase (decrease) in units outstanding
Units issued	29,419	39,444	3,071	3,456	2,125	2,812	6,695	10,579
Units redeemed	(26,972)	(36,160)	(2,832)	(4,517)	(5,362)	(3,424)	(5,443)	(6,180)

Increase (decrease) in units outstanding	2,447	3,284	239	(1,061)	(3,237)	(612)	1,252	4,399
Beginning units	292,790	289,506	12,096	13,157	15,310	15,922	90,621	86,222

Ending units	295,237	292,790	12,335	12,096	12,073	15,310	91,873	90,621

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Equity Funds, Continued		Principal Variable Contracts Funds, Inc – Class 2 Shares – Fixed Income Funds
	SmallCap Growth Account II		Government & High Quality Bond Account		Income Account		Money Market Account
	2011	2010	2011	2010	2011	2010	2011	2010

Increase (decrease) in net assets from operations
Net investment income (loss)	$(12,744)	$(10,825)	$(41)	$199	$(572)	$9,241	$(162)	$(174)
Net realized gain (loss) from investment transactions	124	(9,456)	24	20	(141)	(497)	-	-
Change in net unrealized appreciation (depreciation) of investments	(69,697)	319,880	506	153	9,908	2,940	-	-

Net increase (decrease) in net assets from operations	(82,317)	299,599	489	372	9,195	11,684	(162)	(174)

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	244,712	267,861	3,505	3,507	28,581	36,932	4,134	9,419
Transfers for contract benefits and terminations	(104,362)	(85,839)	-	(945)	(1,286)	(12,544)	(13,606)	(1,698)
Contract maintenance charges	(129,424)	(134,303)	(904)	(891)	(13,169)	(15,834)	(2,375)	(7,602)
Transfers between subaccounts (including fixed account), net	(39,976)	(77,917)	(1,888)	(1,883)	5,207	(3,482)	43,851	(5,133)

Net increase (decrease) in net assets from contract transactions	(29,050)	(30,198)	713	(212)	19,333	5,072	32,004	(5,014)

Total increase (decrease) in net assets	(111,367)	269,401	1,202	160	28,528	16,756	31,842	(5,188)
Net assets
Beginning of period	1,458,279	1,188,878	8,225	8,065	165,588	148,832	21,118	26,306

End of period	$1,346,912	$1,458,279	$9,427	$8,225	$194,116	$165,588	$52,960	$21,118

Analysis of increase (decrease) in units outstanding
Units issued	11,119	10,595	243	248	1,987	2,345	5,072	778
Units redeemed	(13,966)	(13,244)	(187)	(266)	(696)	(1,960)	(2,122)	(1,236)

Increase (decrease) in units outstanding	(2,847)	(2,649)	56	(18)	1,291	385	2,950	(458)
Beginning units	154,527	157,176	629	647	11,419	11,034	1,934	2,392

Ending units	151,680	154,527	685	629	12,710	11,419	4,884	1,934

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	Principal Variable Contracts Funds, Inc – Class 2 Shares – Fixed Income Funds, Continued		Principal Variable Contracts Funds, Inc – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Short-Term Income Account		SAM Balanced Portfolio		SAM Conservative Balanced Portfolio		SAM Conservative Growth Portfolio
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations
Net investment income (loss)	$(44)	$93	$199,902	$238,395	$51,600	$46,267	$277,219	$513,048
Net realized gain (loss) from investment transactions	1	-	(180,769)	(197,475)	(12,568)	(14,969)	(512,571)	(559,106)
Change in net unrealized appreciation (depreciation) of investments	64	196	(35,496)	1,118,931	(19,163)	112,439	(147,730)	3,258,134

Net increase (decrease) in net assets from operations	21	289	(16,363)	1,159,851	19,869	143,737	(383,082)	3,212,076

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	147	145	4,199,822	3,723,088	558,877	511,754	9,129,274	8,497,036
Transfers for contract benefits and terminations	-	-	(684,937)	(624,753)	(49,662)	(63,378)	(1,942,470)	(1,414,749)
Contract maintenance charges	(249)	(255)	(2,215,656)	(1,896,704)	(298,703)	(265,680)	(4,648,231)	(4,218,560)
Transfers between subaccounts (including fixed account), net	-	-	(25,414)	(95,925)	38,719	8,120	(162,434)	(264,242)

Net increase (decrease) in net assets from contract transactions	(102)	(110)	1,273,815	1,105,706	249,231	190,816	2,376,139	2,599,485

Total increase (decrease) in net assets	(81)	179	1,257,452	2,265,557	269,100	334,553	1,993,057	5,811,561
Net assets
Beginning of period	8,125	7,946	10,890,322	8,624,765	1,544,576	1,210,023	26,972,177	21,160,616

End of period	$8,044	$8,125	$12,147,774	$10,890,322	$1,813,676	$1,544,576	$28,965,234	$26,972,177

Analysis of increase (decrease) in units outstanding
Units issued	11	11	158,559	138,670	28,643	23,950	316,499	292,101
Units redeemed	(19)	(20)	(53,331)	(42,843)	(9,395)	(8,142)	(113,113)	(76,132)

Increase (decrease) in units outstanding	(8)	(9)	105,228	95,827	19,248	15,808	203,386	215,969
Beginning units	655	664	704,031	608,204	104,124	88,316	1,708,345	1,492,376

Ending units	647	655	809,259	704,031	123,372	104,124	1,911,731	1,708,345

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Periods Ended December 31, 2011 and 2010

	Principal Variable Contracts Funds, Inc –Class 2 Shares –Strategic Asset Management (“SAM”) Portfolios, Continued
	SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	2011	2010	2011	2010

Increase (decrease) in net assets from operations
Net investment income (loss)	$27,210	$30,926	$168,745	$420,933
Net realized gain (loss) from investment transactions	(1,531)	(18,165)	(714,733)	(1,103,494)
Change in net unrealized appreciation (depreciation) of investments	(5,270)	63,380	(502,247)	5,089,988

Net increase (decrease) in net assets from operations	20,409	76,141	(1,048,235)	4,407,427

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	258,317	231,672	10,491,996	10,064,335
Transfers for contract benefits and terminations	(37,731)	(42,669)	(2,198,717)	(2,027,884)
Contract maintenance charges	(152,197)	(130,644)	(5,436,966)	(4,993,442)
Transfers between subaccounts (including fixed account), net	(19,183)	36,407	(308,432)	(829,706)

Net increase (decrease) in net assets from contract transactions	49,206	94,766	2,547,881	2,213,303

Total increase (decrease) in net assets	69,615	170,907	1,499,646	6,620,730
Net assets
Beginning of period	858,017	687,110	34,001,481	27,380,751

End of period	$927,632	$858,017	$35,501,127	$34,001,481

Analysis of increase (decrease) in units outstanding
Units issued	12,883	24,660	346,374	330,754
Units redeemed	(8,879)	(16,918)	(129,131)	(138,829)

Increase (decrease) in units outstanding	4,004	7,742	217,243	191,925
Beginning units	58,474	50,732	2,110,344	1,918,419

Ending units	62,478	58,474	2,327,587	2,110,344

The accompanying notes are an integral part of these financial statements.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011

1.	The Company

The Farmers Variable Life Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Office of the Insurance Commissioner of the State of Washington. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group (formerly known as Zurich Financial Services Group). FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries and a reinsurance company, Farmers Reinsurance Company.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the Variable Universal Life, Life Accumulator and EssentialLife Variable Universal Life policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested at the direction of the policyholders in the subaccounts that comprise the Account. (The Account is currently composed of fifty-five subaccounts, as one fund was closed during the year.) The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Universal Life portfolio includes:

Calvert Variable Series, Inc.

VP SRI Mid Cap Growth Portfolio

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

DWS Variable Series I – Class A Shares

Bond VIP

Global Small Cap Growth VIP (1)

Growth & Income VIP

International VIP

DWS Variable Series II – Class A Shares

Government & Agency Securities VIP

High Income VIP

Large Cap Value VIP (2)

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

Money Market VIP

Small Mid Cap Growth VIP (3)

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Developing Markets Securities Fund

Small – Mid Cap Growth Securities Fund

Small Cap Value Securities Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Strategic Growth Fund

Structured Small Cap Equity Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Enterprise Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account

Equity Income Account I

MidCap Blend Account

SmallCap Growth Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

The Life Accumulator portfolio includes:

DWS Investments VIT Funds – Class B Shares

Equity 500 Index VIP

DWS Variable Series II – Class A Shares

Large Cap Value VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Small Cap Value Securities Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Structured Small Cap Equity Fund

Janus Aspen Series

Enterprise Portfolio (Service Shares)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account

Diversified International Account

Equity Income Account

LargeCap Blend Account II

LargeCap Growth Account

MidCap Blend Account

SmallCap Growth Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds

Government & High Quality Bond Account

Income Account

Money Market Account

Short-Term Income Account

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

The EssentialLife Variable Universal Life portfolio includes:

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

DWS Variable Series I – Class A Shares

Bond VIP

Global Small Cap Growth VIP

International VIP

DWS Variable Series II – Class A Shares

Government & Agency Securities VIP

High Income VIP

Large Cap Value VIP

Money Market VIP

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Small – Mid Cap Growth Securities Fund

Small Cap Value Securities Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	The DWS Global Opportunities VIP Subaccount changed its name to DWS Global Small Cap Growth VIP, effective May 1, 2011.

(2)	Effective May 1, 2011, the DWS Strategic Value VIP Subaccount merged with the DWS Large Cap Value VIP fund. The DWS Large Cap Value VIP fund was the surviving subaccount.

(3)	The DWS Small Cap Growth VIP Subaccount changed its name to DWS Small Mid Cap Growth VIP, effective May 1, 2011.

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account (the “Fixed Account”), to which policyholders may direct their deposits and receive a fixed rate of return.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

2.	Significant Accounting Policies

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value per share of the respective portfolios at December 31, 2011. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

In 2011, for the specific subaccounts, VP SRI Mid Cap Growth Portfolio of the Calvert Variable Series, Inc, the Capital Appreciation Accounts, the Diversified International, the Equity Income, the LargeCap Blend II, the LargeCap Growth, the MidCap Blend, and the SmallCap Growth II Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds; the Government & High Quality Bond, the Income, the Money Market, and the Short-Term Income Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds, the SAM Balanced, the SAM Conservative Balanced, the SAM Conservative Growth, the SAM Flexible Income, and the SAM Strategic Growth Portfolios of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios, management made an adjustment to the beginning of period net unrealized appreciation (depreciation) of investments. This adjustment was to reflect a change in the cost basis’ as a result of fund mergers in prior periods. This adjustment had no impact to market value per share, shares owned in each portfolio, unit value of accumulation units and accumulation units outstanding in the current period or prior periods.

Payable to Farmers New World Life Insurance Company

Amounts payable to the Company consist of unsettled transactions. The amounts are due from the respective portfolios to the Company for mortality and expense risk charges.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends and Capital Gain Distributions

Dividend income and capital gain distributions received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

Accounting Pronouncements Recently Adopted

Accounting Standard Update (“ASU” or “Update”) No. 2010-06 — Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measurements.

In January of 2010, Financial Accounting Standards Board (“FASB”) issued ASU No. 2010-06 – Fair Value Measurements and Disclosures – Improving Disclosure about Fair Value Measurements. This Update provides amendments to Subtopic 820-10 that requires the following new disclosures: 1) A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers; 2) In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number). In addition, this Update provides amendments to clarify existing fair value measurement disclosures with respect to the required level of detail (i.e. class of assets and liabilities) and inputs and valuation techniques used for Level 2 and Level 3 investments. This Update became effective for the Account in 2010, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for the fiscal years beginning after December 15, 2010. This Update did not have an impact on the Account’s financial statements.

Fair Value Measurements

Effective January 1, 2008, the Account determined the fair value of its financial instruments based on the fair value hierarchy established in ACS 820-10, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. See Note 7 for additional details and fair value disclosures.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

3.	Expenses

Fees and Charges	Variable Universal Life	Life Accumulator	Farmers Essential Life Variable Universal Life

Expenses
Mortality and Expense Risk Charge
Basic charges are assessed through reduction of unit values.	0.90%	0.25% – 0.70%	0.30% – 0.60%

Contract Maintenance Charges
Premium Charge
Charge is deducted upon payment of each premium.	3.50%	4.25%	3% – 7%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal.	2.0% not to exceed $25	2.0% not to exceed $25	2.0% not to exceed $25
Surrender Charge
Charges are deducted upon full surrender		$11.52 – $51.68 per $1,000 of face amount

Deferred Sales Charge Component	$50 – $75 per $1,000 of face amount		$3 – $44.40 per $1,000 of face amount

Administrative Component	$5.32 – $17.50 per $1,000 of face amount		$3 – $44.40 per $1,000 of face amount
Increase in Principal sum charge
Charge is deducted upon increase in principal sum.	$1.50 per $1,000, not to exceed $300	N/A	N/A
Transfer Charge
This charge is assessed through the redemption of units.	$0 – $25	$0 – $25	$0 – $25

Additional Annual Report Fee
This charge is assessed through the redemption of units.	$5	$5	$0 – $25

Monthly Administrative Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$5 – $8	$7 – $10	$12

Cost of Insurance
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.06 – $83.07 per $1,000 of benefit amount	$0.03 – $83.33 per $1,000 of benefit amount	$0.01 – $37.12 per $1,000 of benefit amount

Table Rating Factor Charge
This factor is multiplied by Cost of Insurance Charge monthly on the issue date and on each monthly due date.	N/A	N/A	N/A

Monthly Special Premium Class Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	Up to five times the cost of insurance charge. The Special premium Class charge for most policies is $0.	Up to five times the cost of insurance charge. The Special premium Class charge for most policies is $0.	Up to five times the cost of insurance charge. The Special premium Class charge for most policies is $0.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	Variable Universal Life	Life Accumulator	Farmers Essential Life Variable Universal Life
Fees and Charges

Contract Charges
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0 – $1000 per $1,000 of benefit amount	$0 – $1000 per $1,000 of benefit amount	$0 – $1.25 per $1,000 of benefit amount
Monthly Underwriting and Sales Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date during the first five years and within five years after any increase in principal sum.	N/A	$0.24 – $0.88 per $1,000 of benefit amount	$0.06 – $2.21 per $1,000 of benefit amount
Loan Interest Spread
Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy’s fixed account.	1.5% – 5.0% of the policy loan balance	0.25% of the of the policy loan balance	2% – 4% of the policy loan balance
Accidental Death Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.04 – $0.38 per $1,000 of rider	N/A	$0.04 – $0.56 per $1,000 of rider
Accelerated Benefit Rider for Terminal Illness
This charge is assessed when benefit is paid under this rider.	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount
Monthly Disability Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$4 –$40 per $100 of monthly benefit	$4 –$40 per $100 of monthly benefit	$4 –$62 per $100 of monthly benefit
Disability Waiver Rider
This charge is assessed monthly on the issue date and on each monthly due date.	4% – 40% of all other monthly charges	N/A	N/A
Waiver of Deduction Rider
This charge is assessed monthly on the issue date and on each monthly due date.	N/A	N/A	4% – 60% of all other monthly charges
Children’s Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.78 – $0.87 per $1,000 of rider amount	N/A	$0.78 – $0.87 per $1,000 of rider amount
Additional Insured Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.09 – $4.35 per $1,000 of rider amount	N/A	N/A
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment.	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	N/A	N/A

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the policyholders, which currently ranges up to 2%.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

4.	Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2011 consist of the following:

	Purchases	Sales

Calvert Variable Series, Inc.
VP SRI Mid Cap Growth Portfolio	$23,639	$7,797
Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	315,755	191,384
Quality Bond Portfolio	101,428	97,872
Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund	38,710	20,282
DWS Investments VIT Funds – Class B Shares
Equity 500 Index VIP	195,489	104,338
DWS Variable Series I – Class A Shares
Bond VIP	735,341	290,882
Global Small Cap Growth VIP	783,652	351,440
Growth & Income VIP	157,324	276,115
International VIP	1,183,547	305,243
DWS Variable Series II – Class A Shares
Government & Agency Securities VIP	423,302	154,131
High Income VIP	680,458	223,823
Large Cap Value VIP	21,168,023	672,551
Money Market VIP	239,540	188,373
Small Mid Cap Growth VIP	25,680	28,004
Strategic Value VIP	742,133	20,546,781
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio	964,200	733,442
VIP Index 500 Portfolio	1,495,131	626,611
VIP Mid Cap Portfolio	888,642	293,370
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	8,447	4,397
VIP Freedom 2010 Portfolio	11,898	4,106
VIP Freedom 2015 Portfolio	41,323	20,720
VIP Freedom 2020 Portfolio	96,156	23,185
VIP Freedom 2025 Portfolio	139,042	31,502
VIP Freedom 2030 Portfolio	455,268	58,629
VIP Freedom Income Portfolio	24,934	8,343
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	59,537	5,264
VIP FundsManager 50% Portfolio	162,414	22,912
VIP FundsManager 70% Portfolio	474,414	53,904
VIP FundsManager 85% Portfolio	426,454	46,783

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

4.	Purchases and Sales of Investments (Continued)

	Purchases	Sales

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets Securities Fund	410,720	171,087
Small – Mid Cap Growth Securities Fund	330,458	161,504
Small Cap Value Securities Fund	460,972	172,924
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund	327,749	386,424
Strategic Growth Fund	617,818	505,574
Structured Small Cap Equity Fund	227,998	110,868
Janus Aspen Series
Balanced Portfolio (Service Shares)	823,443	144,853
Enterprise Portfolio (Service Shares)	119,111	157,115
Forty Portfolio (Institutional Shares)	1,209,413	837,804
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	404,189	246,345
VIT Low Duration Portfolio	399,811	411,261
Principal Variable Contracts Funds, Inc . (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account	283,257	214,294
Diversified International Account	86,072	109,514
Equity Income Account	497,338	480,115
LargeCap Blend Account II	42,925	40,179
LargeCap Growth Account	30,099	77,827
MidCap Blend Account	459,982	371,654
SmallCap Growth Account II	112,080	153,977
Principal Variable Contracts Funds, Inc, (“PVC”) – Class 2 Shares – Fixed income Funds
Government & High Quality Bond Account	3,282	2,609
Income Account	29,757	10,982
Money Market Account	55,148	23,289
Short-Term Income Account	148	294
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares
Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	2,372,917	898,976
SAM Conservative Balanced Portfolio	444,483	143,563
SAM Conservative Growth Portfolio	4,547,378	1,893,891
SAM Flexible Income Portfolio	210,094	133,743
SAM Strategic Growth Portfolio	4,986,623	2,270,386

	$51,555,146	$35,523,236

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

5.	Units Issued and Redeemed

	Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Calvert Variable Series, Inc. subaccounts
VP SRI Mid Cap Growth Portfolio	2011	9,326	1,272	(541)	10,057	$12.70
	2010	9,183	1,408	(1,265)	9,326	12.52
Dreyfus Variable Investment Fund Subaccounts
Opportunistic Small Cap Portfolio	2011	285,376	27,017	(15,882)	296,511	8.91
	2010	282,236	21,458	(18,318)	285,376	10.46
Quality Bond Portfolio	2011	78,706	4,429	(6,104)	77,031	15.08
	2010	77,133	5,774	(4,201)	78,706	14.25
Dreyfus Socially Responsible Growth Fund, Inc. subaccounts
Socially Responsible Growth Fund	2011	10,799	1,581	(1,657)	10,723	8.90
	2010	9,529	2,350	(1,080)	10,799	8.92
DWS Variable Series I subaccounts
Bond VIP	2011	328,070	34,496	(17,895)	344,671	14.29
	2010	302,426	46,639	(20,995)	328,070	13.64
Global Small Cap Growth VIP	2011	376,272	28,425	(17,658)	387,039	15.21
	2010	358,699	33,767	(16,194)	376,272	17.03
Growth & Income VIP	2011	247,513	13,992	(27,009)	234,496	9.39
	2010	254,604	13,800	(20,891)	247,513	9.49
International VIP	2011	1,163,823	148,101	(35,858)	1,276,066	5.90
	2010	1,046,049	150,583	(32,809)	1,163,823	7.15
DWS Variable Series II subaccounts
Government & Agency Securities VIP	2011	91,220	14,394	(7,757)	97,857	17.84
	2010	91,399	5,862	(6,041)	91,220	16.75
High Income VIP	2011	191,859	12,626	(11,020)	193,465	17.31
	2010	186,512	14,916	(9,569)	191,859	16.82
Large Cap Value VIP	2011	-	895,904	(27,318)	868,586	21.30
	2010	-	-	-	-	-
Money Market VIP	2011	99,052	13,862	(10,148)	102,766	11.76
	2010	32,937	79,276	(13,162)	99,051	11.87
Small Mid Cap Growth VIP	2011	67,549	5,504	(6,032)	67,021	4.35
	2010	69,638	6,190	(8,279)	67,549	4.56
Strategic Value VIP	2011	1,223,279	25,995	(1,249,274)	-	-
	2010	1,132,037	131,549	(40,307)	1,223,279	14.87
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2011	1,155,816	65,264	(62,173)	1,158,907	9.31
	2010	1,113,688	97,196	(55,068)	1,155,816	9.38
VIP Index 500 Portfolio	2011	972,246	72,127	(42,672)	1,001,701	11.01
	2010	909,255	99,813	(36,822)	972,246	10.90
VIP Mid Cap Portfolio	2011	225,560	21,688	(10,018)	237,230	22.07
	2010	213,067	22,123	(9,630)	225,560	24.95
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets Securities Fund	2011	165,367	18,596	(7,062)	176,901	18.74
	2010	154,458	18,874	(7,965)	165,367	22.47
Small – Mid Cap Growth Securities Fund	2011	171,629	8,898	(10,665)	169,862	11.94
	2010	170,459	11,600	(10,430)	171,629	12.65
Small Cap Value Securities Fund	2011	114,614	14,523	(5,733)	123,404	13.15
	2010	110,362	16,684	(12,432)	114,614	13.79

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2011	271,387	13,385	(16,215)	268,557	$19.95
	2010	276,365	12,692	(17,670)	271,387	21.50
Strategic Growth Fund	2011	914,344	60,573	(45,449)	929,468	9.58
	2010	876,147	78,058	(39,861)	914,344	9.92
Structured Small Cap Equity Fund	2011	102,409	10,819	(5,367)	107,861	14.88
	2010	93,365	15,689	(6,645)	102,409	14.92
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2011	100,780	13,800	(7,154)	107,426	15.42
	2010	87,543	18,814	(5,577)	100,780	15.35
Enterprise Portfolio (Service Shares)	2011	123,654	6,583	(8,806)	121,431	12.76
	2010	124,150	10,038	(10,534)	123,654	13.09
Forty Portfolio (Institutional Shares)	2011	1,540,997	100,543	(84,229)	1,557,311	8.06
	2010	1,494,215	115,587	(68,805)	1,540,997	8.71
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2011	178,798	12,280	(12,000)	179,078	17.52
	2010	169,200	19,250	(9,652)	178,798	16.55
VIT Low Duration Portfolio	2011	232,823	16,265	(23,975)	225,113	15.58
	2010	221,792	22,401	(11,370)	232,823	15.55
Principal Variable Contracts Funds, Inc . (“PVC”) Equity Funds subaccounts
Capital Appreciation Account	2011	66,693	8,693	(4,584)	70,802	13.23
	2010	62,769	10,112	(6,188)	66,693	13.36
Equity Income Account	2011	219,059	21,542	(12,705)	227,896	16.55
	2010	211,333	25,494	(17,768)	219,059	15.88
MidCap Blend Account	2011	85,590	5,992	(4,670)	86,912	61.51
	2010	80,960	9,324	(4,694)	85,590	57.46
SmallCap Growth Account II	2011	145,296	8,984	(10,977)	143,303	8.45
	2010	146,589	9,147	(10,440)	145,296	8.95
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2011	476,257	50,230	(30,940)	495,547	16.41
	2010	455,028	49,685	(28,456)	476,257	16.44
SAM Conservative Balanced Portfolio	2011	51,837	7,984	(4,794)	55,027	15.93
	2010	50,620	6,908	(5,691)	51,837	15.76
SAM Conservative Growth Portfolio	2011	1,320,463	106,608	(70,422)	1,356,649	16.33
	2010	1,243,063	136,278	(58,878)	1,320,463	16.58
SAM Flexible Income Portfolio	2011	33,441	4,805	(3,142)	35,104	15.46
	2010	30,251	6,546	(3,356)	33,441	15.13
SAM Strategic Growth Portfolio	2011	1,646,263	135,308	(88,312)	1,693,259	16.22
	2010	1,545,534	171,889	(71,160)	1,646,263	16.72

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	Life Accumulator
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

DWS Investments VIT Funds subaccounts
Equity 500 Index VIP	2011	96,801	12,081	(6,620)	102,262	$14.72
	2010	83,077	24,624	(10,900)	96,801	14.60
DWS Variable Series II subaccounts
Large Cap Value VIP	2011	-	13,390	(297)	13,093	13.41
	2010	-	-	-	-	-
Strategic Value VIP	2011	17,446	541	(17,987)	-	-
	2010	17,227	2,334	(2,115)	17,446	9.35
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2011	30,220	5,648	(2,020)	33,848	12.27
	2010	28,194	7,924	(5,898)	30,220	12.34
Franklin Templeton Variable Insurance Products Trust subaccounts
Small Cap Value Securities Fund	2011	33,511	6,564	(4,316)	35,759	13.33
	2010	30,042	6,955	(3,486)	33,511	13.95
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2011	8,830	1,507	(213)	10,124	12.91
	2010	10,285	852	(2,307)	8,830	13.89
Structured Small Cap Equity Fund	2011	23,537	4,904	(1,413)	27,028	11.32
	2010	20,693	5,362	(2,518)	23,537	11.33
Janus Aspen Series subaccounts
Enterprise Portfolio (Service Shares)	2011	18,190	2,409	(1,949)	18,650	15.91
	2010	18,809	3,511	(4,130)	18,190	16.29
Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds subaccounts
Capital Appreciation Account	2011	56,113	8,238	(7,533)	56,818	19.06
	2010	53,293	9,313	(6,493)	56,113	19.22
Diversified International Account	2011	41,782	4,929	(6,083)	40,628	16.16
	2010	42,569	6,954	(7,741)	41,782	18.35
Equity Income Account	2011	73,731	7,877	(14,267)	67,341	18.32
	2010	78,173	13,950	(18,392)	73,731	17.54
LargeCap Blend Account II	2011	12,096	3,071	(2,832)	12,335	13.91
	2010	13,157	3,456	(4,517)	12,096	14.07
LargeCap Growth Account	2011	15,310	2,125	(5,362)	12,073	13.86
	2010	15,922	2,812	(3,424)	15,310	14.61
MidCap Blend Account	2011	5,031	703	(773)	4,961	66.47
	2010	5,262	1,255	(1,486)	5,031	61.98
SmallCap Growth Account II	2011	9,231	2,135	(2,989)	8,377	16.25
	2010	10,587	1,448	(2,804)	9,231	17.17
Principal Variable Contracts Funds, Inc, (“PVC”) income Funds subaccounts
Government & High Quality Bond Account	2011	629	243	(187)	685	13.77
	2010	647	248	(266)	629	13.09
Income Account	2011	11,419	1,987	(696)	12,710	15.27
	2010	11,034	2,345	(1,960)	11,419	14.50
Money Market Account	2011	1,934	5,072	(2,122)	4,884	10.84
	2010	2,392	778	(1,236)	1,934	10.92
Short-Term Income Account	2011	655	11	(19)	647	12.42
	2010	664	11	(20)	655	12.39
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2011	109,953	14,202	(15,128)	109,027	16.03
	2010	105,167	15,785	(10,999)	109,953	16.03
SAM Conservative Balanced Portfolio	2011	35,076	5,568	(1,650)	38,994	15.39
	2010	30,146	5,500	(570)	35,076	15.20
SAM Conservative Growth Portfolio	2011	168,873	25,981	(19,422)	175,432	16.13
	2010	149,902	32,423	(13,452)	168,873	16.34
SAM Flexible Income Portfolio	2011	21,448	2,933	(4,266)	20,115	14.83
	2010	19,548	14,215	(12,315)	21,448	14.48
SAM Strategic Growth Portfolio	2011	264,876	35,825	(33,103)	267,598	16.20
	2010	291,598	36,780	(63,502)	264,876	16.67

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	EssentialLife Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2011	7,187	7,494	(1,966)	12,715	$9.19
	2010	3,552	4,677	(1,042)	7,187	10.73
Dreyfus Socially Responsible Growth Fund, Inc. subaccounts
Socially Responsible Growth Fund	2011	2,959	2,179	(394)	4,744	10.82
	2010	1,441	2,117	(599)	2,959	10.78
DWS Variable Series I subaccounts
Bond VIP	2011	4,592	5,135	(625)	9,102	10.65
	2010	1,799	3,272	(479)	4,592	10.11
Global Small Cap Growth VIP	2011	21,991	20,713	(1,033)	41,671	10.06
	2010	10,236	13,537	(1,782)	21,991	11.20
International VIP	2011	7,927	11,664	(2,033)	17,558	7.18
	2010	3,776	5,046	(895)	7,927	8.64
DWS Variable Series II subaccounts
Government & Agency Securities VIP	2011	3,692	6,547	(748)	9,491	12.56
	2010	1,375	2,765	(448)	3,692	11.73
High Income VIP	2011	9,901	13,356	(941)	22,316	12.78
	2010	3,766	6,992	(857)	9,901	12.34
Large Cap Value VIP	2011	-	22,958	(595)	22,363	13.59
	2010	-	-	-	-	-
Money Market VIP	2011	17,759	7,875	(6,045)	19,589	10.01
	2010	3,856	19,583	(5,679)	17,760	10.04
Strategic Value VIP	2011	20,146	3,443	(23,589)	-	-
	2010	8,772	12,685	(1,311)	20,146	9.43
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2011	21,604	21,564	(2,830)	40,338	10.00
	2010	11,092	12,656	(2,144)	21,604	10.02
VIP Index 500 Portfolio	2011	30,620	23,898	(8,077)	46,441	10.43
	2010	13,914	19,505	(2,799)	30,620	10.26
VIP Mid Cap Portfolio	2011	21,469	32,137	(1,349)	52,257	10.51
	2010	8,719	14,717	(1,967)	21,469	11.81
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2011	934	730	(392)	1,272	10.98
	2010	541	565	(172)	934	11.02
VI VIP Freedom 2010 Portfolio	2011	815	1,021	(363)	1,473	11.08
	2010	303	712	(200)	815	11.16
VIP Freedom 2015 Portfolio	2011	4,740	3,559	(1,848)	6,451	10.99
	2010	1,808	4,247	(1,315)	4,740	11.08
VIP Freedom 2020 Portfolio	2011	10,834	8,429	(2,107)	17,156	10.73
	2010	4,433	8,961	(2,560)	10,834	10.90
VIP Freedom 2025 Portfolio	2011	13,673	12,290	(2,838)	23,125	10.63
	2010	4,708	10,569	(1,604)	13,673	10.92
VI VIP Freedom 2030 Portfolio	2011	52,721	41,179	(5,394)	88,506	10.29
	2010	20,209	38,092	(5,580)	52,721	10.62
VIP Freedom Income Portfolio	2011	3,321	2,133	(743)	4,711	11.23
	2010	2,126	1,897	(702)	3,321	11.11

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	EssentialLife Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2011	2,819	5,235	(464)	7,590	$11.19
	2010	1,326	1,978	(485)	2,819	10.98
VIP FundsManager 50% Portfolio	2011	12,975	14,249	(2,070)	25,154	10.90
	2010	7,162	7,546	(1,733)	12,975	11.01
VIP FundsManager 70% Portfolio	2011	54,340	42,959	(4,963)	92,336	10.42
	2010	18,789	38,105	(2,554)	54,340	10.76
VIP FundsManager 85% Portfolio	2011	49,965	39,976	(4,417)	85,524	10.01
	2010	23,893	30,459	(4,387)	49,965	10.62
Franklin Templeton Variable Insurance Products Trust subaccounts
Small – Mid Cap Growth Securities Fund	2011	18,129	20,069	(1,148)	37,050	11.03
	2010	7,973	11,796	(1,640)	18,129	11.62
Small Cap Value Securities Fund	2011	20,236	16,566	(2,529)	34,273	10.60
	2010	10,668	9,986	(418)	20,236	11.04
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2011	42,871	37,980	(2,055)	78,796	11.86
	2010	17,069	27,043	(1,241)	42,871	11.74
Forty Portfolio (Institutional Shares)	2011	50,050	36,084	(2,781)	83,353	8.78
	2010	23,537	28,158	(1,645)	50,050	9.44
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2011	5,676	8,242	(1,357)	12,561	12.79
	2010	2,299	3,996	(619)	5,676	12.02
VIT Low Duration Portfolio	2011	6,259	7,364	(703)	12,920	11.72
	2010	2,100	4,538	(379)	6,259	11.63
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2011	117,821	94,127	(7,263)	204,685	11.08
	2010	48,009	73,200	(3,388)	117,821	11.04
SAM Conservative Balanced Portfolio	2011	17,211	15,091	(2,951)	29,351	11.48
	2010	7,550	11,542	(1,881)	17,211	11.29
SAM Conservative Growth Portfolio	2011	219,009	183,910	(23,269)	379,650	10.49
	2010	99,411	123,400	(3,802)	219,009	10.59
SAM Flexible Income Portfolio	2011	3,585	5,145	(1,471)	7,259	11.91
	2010	933	3,899	(1,247)	3,585	11.59
SAM Strategic Growth Portfolio	2011	199,205	175,241	(7,716)	366,730	10.09
	2010	81,287	122,085	(4,167)	199,205	10.34

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

6.	Financial Highlights

The Company sells variable universal life products, which have unique combinations of features and fees that are charges against the policyholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

Calvert Variable Series, Inc.
VP SRI Mid Cap Growth Portfolio
2011	10,057	$12.70	to	$12.70	$127,655	0.00%	0.90%	to	0.90%	1.42%	to	1.42%
2010	9,326	12.52	to	12.52	116,718	0.00%	0.90%	to	0.90%	30.30%	to	30.30%
2009	9,183	9.61	to	9.61	88,207	0.00%	0.90%	to	0.90%	30.84%	to	30.84%
2008	8,200	7.34	to	7.34	60,203	0.69%	0.90%	to	0.90%	(113.00%)	to	(37.76%)
2007	7,534	11.80	to	11.80	88,872	0.00%	0.90%	to	0.90%	4.53%	to	4.53%
Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
2011	309,226	8.91	to	9.19	2,757,772	0.31%	0.30%	to	0.90%	(14.82%)	to	(14.31%)
2010	292,563	10.46	to	10.73	3,061,154	0.65%	0.30%	to	0.90%	29.65%	to	30.42%
2009	285,788	8.07	to	8.23	2,305,501	1.23%	0.30%	to	0.90%	24.64%	to	25.39%
2008	249,525	6.47	to	6.56	1,614,616	0.55%	0.30%	to	0.90%	(38.33%)	to	(34.41%)
2007	222,413	10.49	to	10.49	2,333,585	0.46%	0.90%	to	0.90%	(12.08%)	to	(12.08%)
Quality Bond Portfolio
2011	77,031	15.08	to	15.08	1,161,737	3.39%	0.90%	to	0.90%	5.83%	to	5.83%
2010	78,706	14.25	to	14.25	1,121,576	3.58%	0.90%	to	0.90%	7.24%	to	7.24%
2009	77,133	13.29	to	13.29	1,024,981	4.48%	0.90%	to	0.90%	13.60%	to	13.60%
2008	75,816	11.70	to	11.70	886,836	4.67%	0.90%	to	0.90%	(5.31%)	to	(5.31%)
2007	78,008	12.35	to	12.35	963,672	4.60%	0.90%	to	0.90%	2.38%	to	2.38%
Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund
2011	15,467	8.90	to	10.82	146,762	0.63%	0.30%	to	0.90%	(0.24%)	to	0.35%
2010	13,758	8.92	to	10.78	128,242	0.58%	0.30%	to	0.90%	13.52%	to	14.20%
2009	10,970	7.86	to	9.44	88,485	0.59%	0.30%	to	0.90%	32.25%	to	33.04%
2008	9,078	5.94	to	7.10	54,113	0.40%	0.30%	to	0.90%	(35.17%)	to	(29.25%)
2007	7,592	9.16	to	9.16	69,573	0.26%	0.90%	to	0.90%	6.53%	to	6.53%
DWS Investments VIT Funds – Class A Shares
Equity 500 Index VIP
2011	102,262	14.72	to	14.72	1,504,971	1.39%	0.70%	to	0.70%	0.80%	to	0.80%
2010	96,801	14.60	to	14.60	1,413,354	1.55%	0.70%	to	0.70%	13.72%	to	13.72%
2009	83,077	12.84	to	12.84	1,066,632	2.60%	0.70%	to	0.70%	25.15%	to	25.15%
2008	78,185	10.26	to	10.26	802,087	2.09%	0.70%	to	0.70%	(37.78%)	to	(37.78%)
2007	72,075	16.49	to	16.49	1,188,287	1.19%	0.70%	to	0.70%	4.30%	to	4.30%
DWS Variable Series I – Class A Shares
Bond VIP
2011	353,773	10.65	to	14.29	5,022,432	4.34%	0.30%	to	0.90%	4.74%	to	5.37%
2010	332,662	10.11	to	13.64	4,522,328	4.25%	0.30%	to	0.90%	5.84%	to	6.47%
2009	304,225	9.50	to	12.89	3,915,512	7.60%	0.30%	to	0.90%	9.09%	to	9.74%
2008	241,009	8.65	to	11.82	2,847,900	5.25%	0.30%	to	0.90%	(17.51%)	to	(13.06%)
2007	179,212	14.33	to	14.33	2,567,379	3.95%	0.90%	to	0.90%	3.24%	to	3.24%
Global Small Cap Growth VIP (1)
2011	428,710	10.06	to	15.21	6,306,924	1.66%	0.30%	to	0.90%	(10.70%)	to	(10.17%)
2010	398,263	11.20	to	17.03	6,656,039	0.39%	0.30%	to	0.90%	25.51%	to	26.26%
2009	368,935	8.87	to	13.57	4,959,234	1.61%	0.30%	to	0.90%	46.88%	to	47.76%
2008	316,006	6.00	to	9.24	2,908,771	0.26%	0.30%	to	0.90%	(50.41%)	to	(40.65%)
2007	239,198	18.63	to	18.63	4,457,411	1.16%	0.90%	to	0.90%	8.35%	to	8.35%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

DWS Variable Series I – Class A Shares , continued
Growth & Income VIP
2011	234,496	$9.39	to	$9.39	$2,202,626	1.28%	0.90%	to	0.90%	(1.03%)	to	(1.03%)
2010	247,513	9.49	to	9.49	2,349,173	1.63%	0.90%	to	0.90%	13.38%	to	13.38%
2009	254,604	8.37	to	8.37	2,131,383	2.05%	0.90%	to	0.90%	32.95%	to	32.95%
2008	253,693	6.30	to	6.30	1,597,415	2.05%	0.90%	to	0.90%	(38.86%)	to	(38.86%)
2007	250,251	10.30	to	10.30	2,577,433	1.21%	0.90%	to	0.90%	0.45%	to	0.45%
International VIP
2011	1,293,624	5.90	to	7.18	7,658,120	1.75%	0.30%	to	0.90%	(17.41%)	to	(16.92%)
2010	1,171,750	7.15	to	8.64	8,386,597	2.11%	0.30%	to	0.90%	0.72%	to	1.32%
2009	1,049,825	7.10	to	8.53	7,455,311	4.26%	0.30%	to	0.90%	32.33%	to	33.12%
2008	911,562	5.36	to	6.40	4,888,594	1.35%	0.30%	to	0.90%	(48.68%)	to	(37.18%)
2007	736,926	10.45	to	10.45	7,700,039	2.32%	0.90%	to	0.90%	13.56%	to	13.56%
DWS Variable Series II – Class A Shares
Government & Agency Securities VIP
2011	107,348	12.56	to	17.84	1,864,812	4.12%	0.30%	to	0.90%	6.51%	to	7.14%
2010	94,912	11.73	to	16.75	1,571,033	4.62%	0.30%	to	0.90%	5.66%	to	6.30%
2009	92,774	11.03	to	15.85	1,463,864	4.48%	0.30%	to	0.90%	7.11%	to	7.75%
2008	91,131	10.24	to	14.80	1,348,382	4.55%	0.30%	to	0.90%	2.72%	to	4.00%
2007	97,713	14.23	to	14.23	1,390,348	4.64%	0.90%	to	0.90%	5.00%	to	5.00%
High Income VIP
2011	215,781	12.78	to	17.31	3,634,037	8.57%	0.30%	to	0.90%	2.91%	to	3.53%
2010	201,760	12.34	to	16.82	3,349,244	7.51%	0.30%	to	0.90%	12.98%	to	13.66%
2009	190,278	10.86	to	14.89	2,817,526	9.86%	0.30%	to	0.90%	38.74%	to	39.57%
2008	176,390	7.78	to	10.73	1,892,259	10.59%	0.30%	to	0.90%	(24.62%)	to	(22.29%)
2007	148,761	14.23	to	14.23	2,117,583	7.41%	0.90%	to	0.90%	0.05%	to	0.05%
Large Cap Value VIP
2011 (2)	904,042	7.18	to	13.33	18,979,458	0.00%	0.30%	to	0.90%	(8.15%)	to	(7.60%)
2010	N/A	N/A	to	N/A	N/A	N/A	N/A	to	N/A	N/A	to	N/A
2009	N/A	N/A	to	N/A	N/A	N/A	N/A	to	N/A	N/A	to	N/A
2008	N/A	N/A	to	N/A	N/A	N/A	N/A	to	N/A	N/A	to	N/A
2007	N/A	N/A	to	N/A	N/A	N/A	N/A	to	N/A	N/A	to	N/A
Money Market VIP
2011	122,355	10.01	to	11.76	1,405,121	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
2010	116,811	10.04	to	11.87	1,353,958	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
2009	36,793	10.07	to	11.97	433,238	0.32%	0.30%	to	0.90%	(0.56%)	to	0.03%
2008	36,696	10.07	to	12.04	441,882	2.58%	0.30%	to	0.90%	0.65%	to	1.72%
2007	31,410	11.84	to	11.84	371,860	4.81%	0.90%	to	0.90%	4.04%	to	4.04%
Small Mid Cap Growth VIP
2011 (3)	67,021	4.35	to	4.35	291,373	0.57%	0.90%	to	0.90%	(4.76%)	to	(4.76%)
2010	67,549	4.56	to	4.56	308,353	0.00%	0.90%	to	0.90%	28.29%	to	28.29%
2009	69,638	3.56	to	3.56	247,797	0.00%	0.90%	to	0.90%	39.35%	to	39.35%
2008	66,640	2.55	to	2.55	170,165	0.00%	0.90%	to	0.90%	(49.96%)	to	(49.96%)
2007	61,164	5.10	to	5.10	312,087	0.00%	0.90%	to	0.90%	5.25%	to	5.25%
Strategic Value VIP
2011(4)	-	10.11	to	16.08	-	1.64%	0.30%	to	0.90%	8.11%	to	8.32%
2010	1,260,871	9.35	to	14.87	18,544,499	1.91%	0.30%	to	0.90%	11.52%	to	12.19%
2009	1,158,036	8.36	to	13.33	15,313,118	4.16%	0.30%	to	0.90%	24.18%	to	24.92%
2008	959,977	6.72	to	10.74	10,251,567	2.96%	0.30%	to	0.90%	(46.46%)	to	(33.16%)
2007	757,991	12.53	to	20.06	15,136,817	1.36%	0.70%	to	0.90%	(2.74%)	to	(2.55%)
Fidelity Variable Insurance Products (“VIP”) Funds
VIP Growth Portfolio
2011	1,233,093	9.31	to	12.27	11,607,343	0.27%	0.30%	to	0.90%	(0.75%)	to	(0.16%)
2010	1,207,640	9.38	to	12.34	11,430,418	0.19%	0.30%	to	0.90%	22.95%	to	23.69%
2009	1,152,974	7.63	to	10.02	8,868,294	0.37%	0.30%	to	0.90%	27.00%	to	27.76%
2008	971,995	6.01	to	7.87	5,881,333	0.82%	0.30%	to	0.90%	(47.71%)	to	(37.16%)
2007	806,705	11.49	to	15.02	9,312,755	0.58%	0.70%	to	0.90%	25.73%	to	25.98%
VIP Index 500 Portfolio
2011	1,048,142	10.43	to	11.01	11,517,192	1.92%	0.30%	to	0.90%	1.02%	to	1.62%
2010	1,002,866	10.26	to	10.90	10,914,351	2.00%	0.30%	to	0.90%	13.89%	to	14.57%
2009	923,169	8.96	to	9.57	8,829,174	2.64%	0.30%	to	0.90%	25.36%	to	26.11%
2008	777,568	7.10	to	7.64	5,937,871	2.34%	0.30%	to	0.90%	(37.63%)	to	(29.11%)
2007	646,484	12.24	to	12.24	7,915,928	3.49%	0.90%	to	0.90%	4.40%	to	4.40%
VIP Mid Cap Portfolio
2011	289,487	10.51	to	22.07	5,786,329	0.16%	0.30%	to	0.90%	(11.51%)	to	(10.98%)
2010	247,029	11.81	to	24.95	5,880,589	0.28%	0.30%	to	0.90%	27.56%	to	28.32%
2009	221,786	9.21	to	19.56	4,247,339	0.63%	0.30%	to	0.90%	38.77%	to	39.60%
2008	187,441	6.59	to	14.09	2,636,442	0.38%	0.30%	to	0.90%	(40.05%)	to	(34.74%)
2007	148,502	23.51	to	23.51	3,491,212	0.72%	0.90%	to	0.90%	14.45%	to	14.45%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2011	1,272	$10.98	to	$10.98	$13,967	1.97%	0.30%	to	0.30%	(0.39%)	to	(0.39%)
2010	934	11.02	to	11.02	10,295	2.30%	0.30%	to	0.30%	10.73%	to	10.73%
2009	541	9.95	to	9.95	5,388	5.77%	0.30%	to	0.30%	22.41%	to	22.41%
2008	5	8.13	to	8.13	41	0.00%	0.30%	to	0.30%	(17.18%)	to	(17.18%)

VIP Freedom 2010 Portfolio
2011	1,473	11.08	to	11.08	16,323	2.19%	0.30%	to	0.30%	(0.72%)	to	(0.72%)
2010	815	11.16	to	11.16	9,098	2.59%	0.30%	to	0.30%	12.21%	to	12.21%
2009	303	9.94	to	9.94	3,017	5.16%	0.30%	to	0.30%	23.58%	to	23.58%
2008	11	8.05	to	8.05	94	4.00%	0.30%	to	0.30%	(17.95%)	to	(17.95%)

VIP Freedom 2015 Portfolio
2011	6,451	10.99	to	10.99	70,900	2.00%	0.30%	to	0.30%	(0.81%)	to	(0.81%)
2010	4,740	11.08	to	11.08	52,525	2.77%	0.30%	to	0.30%	12.45%	to	12.45%
2009	1,808	9.85	to	9.85	17,818	8.18%	0.30%	to	0.30%	24.65%	to	24.65%
2008	41	7.91	to	7.91	323	2.09%	0.30%	to	0.30%	(19.25%)	to	(19.25%)

VIP Freedom 2020 Portfolio
2011	17,156	10.73	to	10.73	184,106	2.38%	0.30%	to	0.30%	(1.54%)	to	(1.54%)
2010	10,834	10.90	to	10.90	118,081	2.80%	0.30%	to	0.30%	13.99%	to	13.99%
2009	4,433	9.56	to	9.56	42,387	6.67%	0.30%	to	0.30%	28.16%	to	28.16%
2008	136	7.46	to	7.46	1,019	6.30%	0.30%	to	0.30%	(23.31%)	to	(23.31%)

VIP Freedom 2025 Portfolio
2011	23,125	10.63	to	10.63	245,751	2.27%	0.30%	to	0.30%	(2.64%)	to	(2.64%)
2010	13,673	10.92	to	10.92	149,239	3.01%	0.30%	to	0.30%	15.12%	to	15.12%
2009	4,708	9.48	to	9.48	44,627	5.94%	0.30%	to	0.30%	29.41%	to	29.41%
2008	234	7.33	to	7.33	1,709	6.97%	0.30%	to	0.30%	(24.54%)	to	(24.54%)

VIP Freedom 2030 Portfolio
2011	88,506	10.29	to	10.29	910,536	2.31%	0.30%	to	0.30%	(3.12%)	to	(3.12%)
2010	52,721	10.62	to	10.62	559,852	2.61%	0.30%	to	0.30%	15.54%	to	15.54%
2009	20,209	9.19	to	9.19	185,741	3.46%	0.30%	to	0.30%	30.79%	to	30.79%
2008	2,370	7.03	to	7.03	16,659	6.69%	0.30%	to	0.30%	(27.22%)	to	(27.22%)

VIP Freedom Income Portfolio
2011	4,711	11.23	to	11.23	52,908	1.75%	0.30%	to	0.30%	1.09%	to	1.09%
2010	3,321	11.11	to	11.11	36,899	2.10%	0.30%	to	0.30%	6.93%	to	6.93%
2009	2,126	10.39	to	10.39	22,095	6.06%	0.30%	to	0.30%	14.30%	to	14.30%
2008	190	9.09	to	9.09	1,729	5.64%	0.30%	to	0.30%	(8.57%)	to	(8.57%)
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2011	7,590	11.19	to	11.19	84,909	2.26%	0.30%	to	0.30%	1.89%	to	1.89%
2010	2,819	10.98	to	10.98	30,952	2.02%	0.30%	to	0.30%	6.92%	to	6.92%
2009	1,326	10.27	to	10.27	13,618	2.20%	0.30%	to	0.30%	9.93%	to	9.93%
2008	58	9.34	to	9.34	549	3.77%	0.30%	to	0.30%	(6.02%)	to	(6.02%)

VIP FundsManager 50% Portfolio
2011	25,154	10.90	to	10.90	274,288	2.20%	0.30%	to	0.30%	(0.98%)	to	(0.98%)
2010	12,975	11.01	to	11.01	142,882	1.92%	0.30%	to	0.30%	11.42%	to	11.42%
2009	7,162	9.88	to	9.88	70,786	2.70%	0.30%	to	0.30%	18.40%	to	18.40%
2008	488	8.35	to	8.35	4,077	3.73%	0.30%	to	0.30%	(15.11%)	to	(15.11%)

VIP FundsManager 70% Portfolio
2011	92,336	10.42	to	10.42	961,777	1.76%	0.30%	to	0.30%	(3.23%)	to	(3.23%)
2010	54,340	10.76	to	10.76	584,891	1.90%	0.30%	to	0.30%	13.75%	to	13.75%
2009	18,789	9.46	to	9.46	177,792	2.62%	0.30%	to	0.30%	24.01%	to	24.01%
2008	2,686	7.63	to	7.63	20,497	3.94%	0.30%	to	0.30%	(21.64%)	to	(21.64%)

VIP FundsManager 85% Portfolio
2011	85,524	10.01	to	10.01	855,985	1.38%	0.30%	to	0.30%	(5.72%)	to	(5.72%)
2010	49,965	10.62	to	10.62	530,447	1.41%	0.30%	to	0.30%	15.65%	to	15.65%
2009	23,893	9.18	to	9.18	219,328	2.03%	0.30%	to	0.30%	27.99%	to	27.99%
2008	3,469	7.17	to	7.17	24,879	2.85%	0.30%	to	0.30%	(25.79%)	to	(25.79%)

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets Securities Fund
2011	176,901	18.74	to	18.74	3,314,598	0.96%	0.90%	to	0.90%	(16.61%)	to	(16.61%)
2010	165,367	22.47	to	22.47	3,715,466	1.60%	0.90%	to	0.90%	16.54%	to	16.54%
2009	154,458	19.28	to	19.28	2,977,886	3.71%	0.90%	to	0.90%	71.05%	to	71.05%
2008	131,355	11.27	to	11.27	1,480,524	2.63%	0.90%	to	0.90%	(53.13%)	to	(53.13%)
2007	98,195	24.05	to	24.05	2,361,327	2.22%	0.90%	to	0.90%	27.63%	to	27.63%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

Franklin Templeton Variable Insurance Products Trust –Class 2 Shares, continued
Small – Mid Cap Growth Securities Fund
2011	206,912	11.03	to	11.94	2,435,984	0.00%	0.30%	to	0.90%	(5.68%)	to	(5.11%)
2010	189,758	11.62	to	12.65	2,382,569	0.00%	0.30%	to	0.90%	26.49%	to	27.24%
2009	178,432	10.00	to	10.00	1,778,216	0.00%	0.30%	to	0.90%	42.29%	to	43.15%
2008	159,536	7.03	to	7.03	1,121,057	0.00%	0.30%	to	0.90%	(43.01%)	to	(36.42%)
2007	144,893	12.34	to	12.34	1,787,628	0.00%	0.90%	to	0.90%	10.24%	to	10.24%
Small Cap Value Securities Fund
2011	193,436	10.60	to	13.33	2,463,154	0.68%	0.30%	to	0.90%	(4.62%)	to	(4.05%)
2010	168,361	11.04	to	13.95	2,271,539	0.74%	0.30%	to	0.90%	27.08%	to	27.84%
2009	151,072	10.95	to	10.95	1,618,921	1.62%	0.30%	to	0.90%	28.00%	to	28.77%
2008	110,118	8.54	to	8.54	928,189	1.11%	0.30%	to	0.90%	(33.62%)	to	(33.34%)
2007	66,583	12.84	to	12.84	851,375	0.64%	0.70%	to	0.90%	(3.26%)	to	(3.06%)
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund
2011	278,681	12.91	to	19.95	5,489,036	0.78%	0.70%	to	0.90%	(7.21%)	to	(7.03%)
2010	280,217	13.89	to	21.50	5,958,095	0.71%	0.70%	to	0.90%	23.89%	to	24.13%
2009	286,650	11.19	to	17.36	4,911,789	1.93%	0.70%	to	0.90%	32.34%	to	32.60%
2008	271,604	8.44	to	13.12	3,517,019	1.12%	0.70%	to	0.90%	(37.79%)	to	(37.67%)
2007	257,538	13.53	to	21.08	5,367,725	0.82%	0.70%	to	0.90%	2.28%	to	2.48%
Strategic Growth Fund
2011	929,468	9.58	to	9.58	8,899,893	0.46%	0.90%	to	0.90%	(3.48%)	to	(3.48%)
2010	914,344	9.92	to	9.92	9,071,067	0.46%	0.90%	to	0.90%	9.75%	to	9.75%
2009	876,147	9.04	to	9.04	7,919,973	0.49%	0.90%	to	0.90%	46.43%	to	46.43%
2008	793,393	6.17	to	6.17	4,897,836	0.14%	0.90%	to	0.90%	(42.28%)	to	(42.28%)
2007	675,309	10.69	to	10.69	7,222,264	0.20%	0.90%	to	0.90%	9.14%	to	9.14%
Structured Small Cap Equity Fund
2011	134,889	11.32	to	14.88	1,911,546	0.85%	0.70%	to	0.90%	(0.22%)	to	(0.02%)
2010	125,946	11.33	to	14.92	1,794,291	0.61%	0.70%	to	0.90%	28.96%	to	29.21%
2009	114,058	8.77	to	11.57	1,261,412	1.39%	0.70%	to	0.90%	26.85%	to	27.10%
2008	80,532	6.90	to	9.12	698,233	0.94%	0.70%	to	0.90%	(34.77%)	to	(34.64%)
2007	39,026	10.55	to	13.98	515,227	0.59%	0.70%	to	0.90%	(17.23%)	to	(17.07%)
Janus Aspen Series
Balanced Portfolio (Service Shares)
2011	186,222	11.86	to	15.42	2,591,050	2.43%	0.30%	to	0.90%	0.45%	to	1.05%
2010	143,651	11.74	to	15.35	2,050,187	2.70%	0.30%	to	0.90%	7.16%	to	7.80%
2009	104,612	10.89	to	14.33	1,439,938	2.88%	0.30%	to	0.90%	24.46%	to	25.21%
2008	74,641	8.70	to	11.51	856,797	2.60%	0.30%	to	0.90%	(16.81%)	to	(13.06%)
2007	55,836	13.84	to	13.84	772,536	2.40%	0.90%	to	0.90%	9.30%	to	9.30%
Enterprise Portfolio (Service Shares)
2011	140,081	12.76	to	15.91	1,846,260	0.00%	0.70%	to	0.90%	(2.53%)	to	(2.33%)
2010	141,844	13.09	to	16.29	1,915,139	0.00%	0.70%	to	0.90%	24.40%	to	24.65%
2009	142,959	10.52	to	13.07	1,552,334	0.00%	0.70%	to	0.90%	43.16%	to	43.44%
2008	146,309	7.35	to	9.11	1,116,989	0.07%	0.70%	to	0.90%	(44.36%)	to	(44.25%)
2007	129,419	13.21	to	16.35	1,753,552	0.07%	0.70%	to	0.90%	20.65%	to	20.89%
Forty Portfolio (Institutional Shares)
2011	1,640,664	8.06	to	8.78	13,277,975	0.38%	0.30%	to	0.90%	(7.53%)	to	(6.97%)
2010	1,591,047	8.71	to	9.44	13,897,374	0.37%	0.30%	to	0.90%	5.80%	to	6.43%
2009	1,517,752	8.23	to	8.87	12,512,831	0.04%	0.30%	to	0.90%	45.03%	to	45.90%
2008	1,422,341	5.68	to	6.08	8,078,583	0.14%	0.30%	to	0.90%	(44.65%)	to	(39.99%)
2007	1,300,875	10.26	to	10.26	13,344,629	0.36%	0.90%	to	0.90%	35.76%	to	35.76%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
2011	191,639	12.79	to	17.52	3,297,459	2.12%	0.30%	to	0.90%	5.84%	to	6.42%
2010	184,474	12.02	to	16.55	3,028,139	1.85%	0.30%	to	0.90%	7.49%	to	8.18%
2009	171,499	11.11	to	15.40	2,630,599	3.35%	0.30%	to	0.90%	14.57%	to	15.25%
2008	157,465	9.64	to	13.44	2,116,009	3.06%	0.30%	to	0.90%	(3.27%)	to	(3.04%)
2007	153,233	13.89	to	13.89	2,128,815	3.35%	0.90%	to	0.90%	2.70%	to	2.70%
VIT Low Duration Portfolio
2011	238,033	11.72	to	15.58	3,658,955	1.68%	0.30%	to	0.90%	0.20%	to	0.81%
2010	239,082	11.63	to	15.55	3,692,852	1.62%	0.30%	to	0.90%	4.36%	to	4.97%
2009	223,892	11.08	to	14.90	3,328,062	3.51%	0.30%	to	0.90%	12.31%	to	12.98%
2008	205,666	9.81	to	13.27	2,728,469	4.08%	0.30%	to	0.90%	(1.77%)	to	(1.31%)
2007	186,996	13.44	to	13.44	2,513,830	4.72%	0.90%	to	0.90%	6.40%	to	6.40%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

Principal Variable Contracts Funds, Inc (“PVC”)– Class 2 Shares – Equity Funds
Capital Appreciation Account
2011	127,620	$13.23	to	$19.06	$2,019,361	0.00%	0.70%	to	0.90%	(1.04%)	to	(0.84%)
2010	122,806	13.36	to	19.22	1,969,926	1.39%	0.70%	to	0.90%	14.09%	to	14.31%
2009	116,062	11.71	to	16.81	1,631,404	1.00%	0.70%	to	0.90%	28.38%	to	28.64%
2008	97,384	9.12	to	13.07	1,083,604	0.84%	0.70%	to	0.90%	(34.15%)	to	(34.02%)
2007	76,485	13.86	to	19.81	1,317,018	0.45%	0.70%	to	0.90%	7.49%	to	7.70%
Diversified International Account
2011	40,628	16.16	to	16.16	656,346	0.15%	0.70%	to	0.70%	(11.97%)	to	(11.97%)
2010	41,782	18.35	to	18.35	766,788	1.28%	0.70%	to	0.70%	12.12%	to	12.12%
2009	42,569	16.37	to	16.37	696,758	3.93%	0.70%	to	0.70%	25.96%	to	25.96%
2008	44,093	12.99	to	12.99	572,957	1.09%	0.70%	to	0.70%	(46.74%)	to	(46.74%)
2007	29,171	24.40	to	24.40	711,777	1.71%	0.70%	to	0.70%	15.07%	to	15.07%
Equity Income Account
2011	295,237	16.55	to	18.32	5,005,392	0.48%	0.70%	to	0.90%	4.24%	to	4.44%
2010	292,790	15.88	to	17.54	4,771,402	3.08%	0.70%	to	0.90%	14.84%	to	15.07%
2009	289,506	13.83	to	15.24	4,113,382	5.20%	0.70%	to	0.90%	18.69%	to	18.92%
2008	253,930	11.65	to	12.82	3,049,464	2.27%	0.70%	to	0.90%	(34.71%)	to	(34.58%)
2007	207,651	17.84	to	19.59	3,822,329	0.70%	0.70%	to	0.90%	4.06%	to	4.27%
LargeCap Blend Account II
2011	12,335	13.91	to	13.91	171,552	0.02%	0.70%	to	0.70%	(1.11%)	to	(1.11%)
2010	12,096	14.07	to	14.07	170,125	2.01%	0.70%	to	0.70%	12.18%	to	12.18%
2009	13,157	12.54	to	12.54	164,956	1.28%	0.70%	to	0.70%	28.38%	to	28.38%
2008	11,909	9.77	to	9.77	116,300	0.97%	0.70%	to	0.70%	(36.94%)	to	(36.94%)
2007	10,688	15.49	to	15.49	165,535	1.18%	0.70%	to	0.70%	4.26%	to	4.26%
LargeCap Growth Account
2011	12,073	13.86	to	13.86	167,287	0.00%	0.70%	to	0.70%	(5.16%)	to	(5.16%)
2010	15,310	14.61	to	14.61	223,692	0.00%	0.70%	to	0.70%	17.23%	to	17.23%
2009	15,922	12.46	to	12.46	198,441	0.34%	0.70%	to	0.70%	25.92%	to	25.92%
2008	13,374	9.90	to	9.90	132,379	0.20%	0.70%	to	0.70%	(43.80%)	to	(43.80%)
2007	13,048	17.61	to	17.61	229,828	0.00%	0.70%	to	0.70%	22.17%	to	22.17%
MidCap Blend Account
2011	91,873	61.51	to	66.47	5,675,268	0.00%	0.70%	to	0.90%	7.04%	to	7.25%
2010	90,621	57.46	to	61.98	5,229,956	2.35%	0.70%	to	0.90%	22.73%	to	22.97%
2009	86,222	46.82	to	50.40	4,055,701	1.53%	0.70%	to	0.90%	3.72%	to	3.76%
2008	232,106	11.02	to	11.84	2,570,747	1.38%	0.70%	to	0.90%	(30.36%)	to	(30.23%)
2007	164,370	15.82	to	16.96	2,617,375	0.61%	0.70%	to	0.90%	(8.92%)	to	(8.74%)
SmallCap Growth Account II
2011	151,680	8.45	to	16.25	1,346,912	0.00%	0.70%	to	0.90%	(5.55%)	to	(5.36%)
2010	154,527	8.95	to	17.17	1,458,279	0.00%	0.70%	to	0.90%	25.56%	to	25.81%
2009	157,176	7.12	to	13.65	1,188,878	0.00%	0.70%	to	0.90%	30.11%	to	30.37%
2008	148,265	5.48	to	10.47	865,303	0.00%	0.70%	to	0.90%	(41.78%)	to	(41.67%)
2007	134,387	9.41	to	17.95	1,333,293	0.00%	0.70%	to	0.90%	3.78%	to	3.99%
Principal Variable Contracts Funds, Inc (“PVC”) – Class 2 Shares – Fixed income Funds
Government & High Quality Bond Account
2011	685	13.77	to	13.77	9,427	0.16%	0.70%	to	0.70%	5.17%	to	5.17%
2010	629	13.09	to	13.09	8,225	3.14%	0.70%	to	0.70%	4.91%	to	4.91%
2009	647	12.48	to	12.48	8,065	8.63%	0.70%	to	0.70%	5.48%	to	5.48%
2008	1,137	11.83	to	11.83	13,438	6.15%	0.70%	to	0.70%	3.68%	to	3.68%
2007	1,152	11.41	to	11.41	13,134	4.74%	0.70%	to	0.70%	5.47%	to	5.47%
Income Account
2011	12,710	15.27	to	15.27	194,116	0.37%	0.70%	to	0.70%	5.32%	to	5.32%
2010	11,419	14.50	to	14.50	165,588	6.33%	0.70%	to	0.70%	7.51%	to	7.51%
2009	11,034	13.49	to	13.49	148,832	9.71%	0.70%	to	0.70%	17.35%	to	17.35%
2008	10,503	11.50	to	11.50	120,724	6.98%	0.70%	to	0.70%	(4.42%)	to	(4.42%)
2007	8,110	12.03	to	12.03	97,534	5.69%	0.70%	to	0.70%	5.03%	to	5.03%
Money Market Account
2011	4,884	10.84	to	10.84	52,959	0.00%	0.70%	to	0.70%	(0.69%)	to	(0.69%)
2010	1,934	10.92	to	10.92	21,118	0.00%	0.70%	to	0.70%	(0.70%)	to	(0.70%)
2009	2,392	10.99	to	10.99	26,306	0.12%	0.70%	to	0.70%	(0.52%)	to	(0.52%)
2008	229	11.05	to	11.05	2,531	2.24%	0.70%	to	0.70%	1.60%	to	1.60%
2007	167	10.88	to	10.88	1,822	4.76%	0.70%	to	0.70%	3.86%	to	3.86%
Short-Term Income Account
2011	647	12.42	to	12.42	8,044	0.14%	0.70%	to	0.70%	0.25%	to	0.25%
2010	655	12.39	to	12.39	8,125	1.85%	0.70%	to	0.70%	3.65%	to	3.65%
2009	664	11.95	to	11.95	7,946	6.80%	0.70%	to	0.70%	9.04%	to	9.04%
2008	617	10.96	to	10.96	6,765	2.55%	0.70%	to	0.70%	(1.52%)	to	(1.52%)
2007	460	11.13	to	11.13	5,127	4.71%	0.70%	to	0.70%	3.51%	to	3.51%

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

Principal Variable Contracts Funds, Inc (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2011	809,259	$11.08	to	$16.41	$12,147,774	2.47%	0.30%	to	0.90%	(0.17%)	to	0.43%
2010	704,031	11.04	to	16.44	10,890,322	3.33%	0.30%	to	0.90%	12.33%	to	13.00%
2009	608,204	9.77	to	14.63	8,624,765	3.66%	0.30%	to	0.90%	22.53%	to	23.26%
2008	497,645	7.92	to	11.94	5,898,106	3.85%	0.30%	to	0.90%	(27.07%)	to	(20.92%)
2007	416,823	15.88	to	16.38	6,783,460	2.22%	0.70%	to	0.90%	7.42%	to	7.64%
SAM Conservative Balanced Portfolio
2011	123,372	11.48	to	15.93	1,813,676	2.85%	0.30%	to	0.90%	1.06%	to	1.66%
2010	104,124	11.29	to	15.76	1,544,576	4.16%	0.30%	to	0.90%	10.74%	to	11.40%
2009	88,316	10.14	to	14.23	1,210,023	2.85%	0.30%	to	0.90%	19.64%	to	20.36%
2008	72,767	8.42	to	11.90	848,473	3.71%	0.30%	to	0.90%	(20.13%)	to	(15.76%)
2007	60,304	14.28	to	14.89	884,517	3.06%	0.70%	to	0.90%	6.38%	to	6.59%
SAM Conservative Growth Portfolio
2011	1,911,731	10.49	to	16.33	28,965,234	1.77%	0.30%	to	0.90%	(1.51%)	to	(0.92%)
2010	1,708,345	10.59	to	16.58	26,972,177	3.05%	0.30%	to	0.90%	13.90%	to	14.58%
2009	1,492,376	9.24	to	14.56	21,160,616	4.77%	0.30%	to	0.90%	24.24%	to	24.98%
2008	1,221,068	7.39	to	11.72	14,220,239	3.62%	0.30%	to	0.90%	(33.89%)	to	(26.39%)
2007	958,738	17.37	to	17.73	16,948,197	1.38%	0.70%	to	0.90%	8.06%	to	8.27%
SAM Flexible Income Portfolio
2011	62,478	11.91	to	15.46	927,632	3.65%	0.30%	to	0.90%	2.21%	to	2.82%
2010	58,474	11.59	to	15.13	858,017	4.59%	0.30%	to	0.90%	9.28%	to	9.93%
2009	50,732	10.54	to	13.84	687,110	4.46%	0.30%	to	0.90%	18.57%	to	19.28%
2008	44,109	8.84	to	11.68	505,744	6.04%	0.30%	to	0.90%	(14.79%)	to	(11.48%)
2007	29,711	13.04	to	13.70	399,417	4.38%	0.70%	to	0.90%	4.91%	to	5.12%
SAM Strategic Growth Portfolio
2011	2,327,587	10.09	to	16.22	35,501,127	1.28%	0.30%	to	0.90%	(2.99%)	to	(2.41%)
2010	2,110,344	10.34	to	16.72	34,001,481	2.27%	0.30%	to	0.90%	15.15%	to	15.84%
2009	1,918,419	8.93	to	14.52	27,380,751	3.40%	0.30%	to	0.90%	25.91%	to	26.66%
2008	1,578,898	7.05	to	11.53	18,140,664	3.53%	0.30%	to	0.90%	(38.12%)	to	(29.88%)
2007	1,282,894	18.47	to	18.64	23,869,369	0.91%	0.70%	to	0.90%	8.36%	to	8.58%

(1)	The DWS Global Opportunities VIP Subaccount changed its name to DWS Global Small Cap Growth VIP, effective May 1, 2011.

(2)	Effective May 1, 2011, the DWS Strategic Value VIP Subaccount merged with the DWS Large Cap Value VIP fund. The DWS Large Cap Value VIP fund was the surviving subaccount.

(3)	The DWS Small Cap Growth VIP Subaccount changed its name to DWS Small Mid Cap Growth VIP, effective May 1, 2011.

(4)	Cessation of operations as of May 1, 2011, the DWS Strategic Value VIP Subaccount merged with DWS Large Cap Value VIP.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

*      These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**     These amounts represent the annual contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded. In 2011, management revised their financial highlights calculation for the lowest to highest expense ratio per subaccount. This adjustment was made to reflect the expenses charged directly to the specific assets for each expense band available within each subaccount. The prior year calculations have been revised to reflect this change.

***    These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7.	Fair Value Measurement

Assets and liabilities recorded at fair value in the Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Account’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Account considers factors specific to the asset or liability.

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

Determination of Fair Values

The valuation methodologies used to determine the fair value of the Account assets as of December 31, 2011 under the guidance reflect market-participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Account determines the fair value of their financial assets based on quoted market prices. All of the assets listed below are actively-traded, open-ended mutual funds which are valued at the net asset value of the respective underlying portfolios and classified as Level 1. There are no restrictions on purchases or sales of these open-ended mutual funds. As all assets of the Account are classified as level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2011, is presented.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

The following table presents the Account’s hierarchy for its assets measured at fair value on a recurring basis as of December 31, 2011:

(in thousands of dollars)	Total	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Observable Inputs Level 2	Significant Observable Inputs Level 3

Assets
Calvert Variable Series, Inc.
VP SRI Mid Cap Growth Portfolio	$128	$128	$-	$-
Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	2,760	2,760	-	-
Quality Bond Portfolio	1,163	1,163	-	-
Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund	147	147	-	-
DWS Investments VIT Funds – Class B Shares
Equity 500 Index VIP	1,506	1,506	-	-
DWS Variable Series I – Class A Shares
Bond VIP	5,026	5,026	-	-
Global Small Cap Growth VIP	6,311	6,311	-	-
Growth & Income VIP	2,204	2,204	-	-
International VIP	7,664	7,664	-	-
DWS Variable Series II – Class A Shares
Government & Agency Securities VIP	1,866	1,866	-	-
High Income VIP	3,637	3,637	-	-
Large Cap Value VIP	18,993	18,993	-	-
Money Market VIP	1,406	1,406	-	-
Small Mid Cap Growth VIP	292	292	-	-
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio	11,616	11,616	-	-
VIP Index 500 Portfolio	11,525	11,525	-	-
VIP Mid Cap Portfolio	5,790	5,790	-	-
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	14	14	-	-
VIP Freedom 2010 Portfolio	16	16	-	-
VIP Freedom 2015 Portfolio	71	71	-	-
VIP Freedom 2020 Portfolio	184	184	-	-
VIP Freedom 2025 Portfolio	246	246	-	-
VIP Freedom 2030 Portfolio	911	911	-	-
VIP Freedom Income Portfolio	53	53	-	-
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	85	85	-	-
VIP FundsManager 50% Portfolio	274	274	-	-
VIP FundsManager 70% Portfolio	962	962	-	-
VIP FundsManager 85% Portfolio	856	856	-	-
Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets Securities Fund	3,317	3,317	-	-
Small – Mid Cap Growth Securities Fund	2,438	2,438	-	-
Small Cap Value Securities Fund	2,465	2,465	-	-
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund	5,493	5,493	-	-
Strategic Growth Fund	8,906	8,906	-	-
Structured Small Cap Equity Fund	1,913	1,913	-	-
Janus Aspen Series
Balanced Portfolio (Service Shares)	2,593	2,593	-	-
Enterprise Portfolio (Service Shares)	1,848	1,848	-	-
Forty Portfolio (Institutional Shares)	13,287	13,287	-	-
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	3,300	3,300	-	-
VIT Low Duration Portfolio	3,662	3,662	-	-
Principal Variable Contracts Funds, Inc . (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account	2,021	2,021	-	-
Diversified International Account	657	657	-	-
Equity Income Account	5,009	5,009	-	-
LargeCap Blend Account II	172	172	-	-
LargeCap Growth Account	167	167	-	-
MidCap Blend Account	5,679	5,679	-	-
SmallCap Growth Account II	1,348	1,348	-	-
Principal Variable Contracts Funds, Inc, (“PVC”) – Class 2 Shares – Fixed income Funds
Government & High Quality Bond Account	9	9	-	-
Income Account	194	194	-	-
Money Market Account	53	53	-	-
Short-Term Income Account	8	8	-	-
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	12,155	12,155	-	-
SAM Conservative Balanced Portfolio	1,815	1,815	-	-
SAM Conservative Growth Portfolio	28,984	28,984	-	-
SAM Flexible Income Portfolio	928	928	-	-
SAM Strategic Growth Portfolio	35,525	35,525	-	-

	$229,651	$229,651	$-	$-

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2011 and 2010

8.	Subsequent Events:

The Account has evaluated the effects of events subsequent to December 31, 2011, and through the financial statements report date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

PART C

OTHER INFORMATION

Item 26.	Exhibits

(a)	Board of Directors Resolutions.

1)	Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A.[1]

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

1)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[9]

2)	Registered Representative Agreement Farmers Financial Solutions LLC.[4]

3)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[12]

4)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[1][6]

(d)	Contracts.

1)	Specimen Flexible Premium Variable Life Insurance Policy.[11]

2)	Monthly Disability Benefit Rider.[11]

3)	Waiver of Deduction Benefit Rider.[11]

4)	Accidental Death Benefit Rider.[11]

5)	Children’s Term Insurance Rider.[11]

6)	Automatic Increase Benefit Rider.[11]

7)	Accelerated Benefit Rider for Terminal Illness.[11]

(e)	Applications.

1)	Form of Application for Flexible Premium Life Insurance.[11]

2)	Variable Policy Application Supplement (May 2008).[13]

3)	Form of Application for Flexible Premium Life Insurance.[1][7]

(f)	Depositor’s Certificate of Incorporation and By-Laws.

1)	Articles of Incorporation of Farmers New World Life Insurance Company.[1]

2)	By-laws of Farmers New World Life Insurance Company.[1]

3)	Amended Articles of Incorporation of Farmers New World Life Insurance Company.[11]

4)	Revised and Restated By-Laws of Farmers New World Life Insurance Company[16]

5)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010).[1] [7]

(g)	Reinsurance Contracts.

1)

Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008].[1][4]

2)

Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008].[1][4]

3)

Amendment No. 1 to the Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2009].[1] [5]

4)

Automatic YRT Reinsurance Agreement between Farmers New World Life Insurance Company and Zurich Insurance Company [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on March 22, 2010].[16]

5)

Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2011].[1][7]

(h)	Agreements.

1)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company.[3]

2)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[3]

3)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[3]

4)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[3]

5)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[2]

6)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[4]

7)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[4]

8)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[4]

9)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[4]

10)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company.[4]

11)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[4]

12)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.[4]

13)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[4]

14)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[5]

15)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[6]

16)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[8]

17)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company.[10]

18)	Form of Rule 22c-2 Shareholder Information Agreement.[10]

19)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007.[10]

20)

Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[13]

21)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[13]

22)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[13]

23)	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company.[1] [4]

24)

Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[1][4]

25)

Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[1][4]

26)

Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[14]

27)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[1][4]

28)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[1][4]

29)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[14]

30)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company.[14]

31)

Novation of and Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011).[1][7]

32)

Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (“DWSVS II), Deutsche Investment Management Americas Inc, DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company.[1][7]

33)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company.[18]

(i)	Administrative Contracts.

1)	Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.[2]

2)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001.[5]

(j)	Other Material Contracts.

1)	Power of Attorney.[18]

(k)	Legal Opinion.

1)	Opinion of Garrett B. Paddor, Esquire.[18]

(l)	Actuarial Opinion. Not applicable.

(m)	Calculations. Not applicable.

(n)	Other Opinions.

1)	Consent of PricewaterhouseCoopers LLP.[18]

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.

1)	Description of Issuance, Transfer and Redemption Procedures.[13]

2)	Revised Description of Issuance, Transfer and Redemption Procedures.[18]

[1]	Incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on August 29, 1999.

[2]

Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

[3]

Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

[4]

Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

[5]

Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

[6]

Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

[7]

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on April 27, 2004.

[8]

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 28, 2005.

[9]

Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2006.

[10]

Incorporated herein by reference to Post Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

[11]

Incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

[12]	Incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).

[13]

Incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

[14]

Previously filed under the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

[15]

Previously filed under the Post-effective Amendment No. 1 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2009 (File Nos. 333-149540 and 811-09507).

16.

Previously filed under the Post-effective Amendment No. 2 to the initial registrations statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

[17]

Previously filed under the Post-effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

[18].	Filed herewith.

Item 27.	Directors and Officers of the Depositor

Name and Principal Business Address	Position and Office with Depositor
David J. Dietz[8]	Chairman of the Board and Director
Jerry J. Carnahan[2]	President, Chief Executive Officer, and Director
Jeffrey J. Dailey[1]	Director
Jon C. Porter, Sr.[3]	Director
Kenneth L. Carroll[7]	Director
Stanley R. Smith[4]	Director
John F. Sullivan, Jr.[5]	Director
Katherine P. Cody[2]	Senior Vice President and Chief Financial Officer
Garrett B. Paddor[2]	Corporate Secretary, Vice President, and General Counsel
Roy E. Smith[2]	Senior Vice President & Head of Distribution/Sales
Randall L. Cooper[2]	Vice President of Field Operations
Leeann G. Badgett[2]	Assistant Treasurer
Rion Groves[2]	Vice President of Life Marketing
Patricia M. Evans[1]	Assistant Treasurer
Doren E. Hohl[1]	Assistant Secretary
Maragaret Giles[1]	Assistant Secretary
James Hedreen[2]	Senior Vice President & Chief Actuary

Name and Principal Business Address	Position and Office with Depositor
Paul F. Hott[2]	Assistant Vice President
Peter A. Klute[1]	Assistant Treasurer
Deborah M. Kusaka[2]	Assistant Treasurer
Scott Lindquist[1]	Assistant Treasurer
Adam G. Morris[1]	Assistant Secretary
Anthony J. Morris[1]	Assistant Treasurer
Harris Mortensen[2]	Assistant Vice President and Assistant Secretary
Dennis J. A. Nibbe[2]	Assistant Treasurer
John R. Patton[2]	Vice President and Assistant Secretary
Darlene Robertson[2]	Vice President and Chief Life Underwriter

Cathy Hall serves as the interim Chief Compliance Officer for the Registrant.2

[1]	The principal business address is 4680 Wilshire Boulevard, Los Angeles, CA 90010.
[2]	The principal business address is 3003 77th Ave. SE, Mercer Island, WA 98040.
[3]	The principal business address is 16 Winding Rd., Henderson, NV 89052.
[4]	The principal business address is 3150 Toulouse Circle, Thousand Oaks, CA 91362.
[5]	The principal business address is 725 9th Ave, Apt. 206, Seattle, WA 98104.
[6]	The principal business address is 30801 Agoura Road, Bldg. 1, Westlake Village, CA 91301.
[7]	The principal business address is 28070 Kenton Ln., Santa Clarita, CA 91350.
[8]	The principal business address is 105 East 17th Street, Second Floor, New York, NY 10003.

Item 28. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
17-40 Direct Limited	GB	Endsleigh Insurance Services Limited	100.00
Access Franchise Management Limited	GB	Zurich Assurance Ltd	100.00
ACN 000 141 051 Ltd.	AU	Zurich Financial Services Australia Limited	100.00
Activita Care Management AG	CH	Zurich Versicherungs-Gesellschaft AG	30.00
ADAC Autoversicherung AG	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	51.00
Afterland Limited	GB	Zurich Assurance Ltd	100.00
AG Haus der Wirtschaft	DE	Zurich Versicherungs-Gesellschaft AG	8.16
AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	ES	Zurich Insurance plc, Sucursal en Espana	100.00
Albert Road 1 UK Limited	GB	Zurich Assurance Ltd	100.00
Albert Road 2 UK Limited	GB	Zurich Assurance Ltd	100.00
Allied Dunbar (Staff Pension Plan) Trustee Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Asset Management plc	GB	Allied Dunbar Assurance plc	99.99
Allied Dunbar Asset Management plc	GB	Zurich Trustee Company (UK) Limited	0.01
Allied Dunbar Assurance plc	GB	Zurich Financial Services (UKISA) Limited	100.00
Allied Dunbar Financial Services Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Healthcare Marketing Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar International Fund Managers Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Allied Dunbar International Nominees Limited	IM	Allied Dunbar International Fund Managers Limited	100.00
Allied Dunbar Mortgages Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Property Services Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Provident plc	GB	Allied Dunbar Assurance plc	99.99
Allied Dunbar Provident plc	GB	Zurich Trustee Company (UK) Limited	0.001
Allied Zurich Holdings Limited	JE	Zurich Versicherungs-Gesellschaft AG	100.00
Allied Zurich Limited	GB	Zurich Financial Services AG	100.00
American Guarantee and Liability Insurance Company	US	Zurich American Insurance Company	100.00
American Zurich Insurance Company	US	Steadfast Insurance Company	100.00

Company	Domicile	Ownership	%
Anglo American Insurance Company Limited	GB	Anglo American Insurance Group (UK) Limited	0.001
Anglo American Insurance Company Limited	GB	Anglo American Insurance Holdings Limited	99.99
Anglo American Insurance Group (UK) Limited	GB	CMSH Limited	100.00
Anglo American Insurance Holdings Limited	GB	Anglo American Insurance Group (UK) Limited	100.00
Aquarius Underwriting Managers (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	30.00
Ashdale Land and Property Company Limited	GB	Zurich Insurance plc	100.00
Associated Marine Insurers Agents Pty. Limited	AU	Zurich Financial Services Australia Limited	100.00
Assurance Company of America	US	Maryland Casualty Company	100.00
Baden-Badener Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Ballykilliane Holdings Limited	IE	Zurich Insurance plc	100.00
Bansabadell Pensiones, E.G.F.P, S.A.	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ES	Zurich Versicherungs-Gesellschaft AG	50.00
Bansabadell Vida S.A. de Seguros y Reaseguros	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00
Benefit Finance Partners, L.L.C.	US	Zurich Benefit Finance LLC	50.00
BFP Securities LLC	US	Benefit Finance Partners, L.L.C.	100.00
Bizerba GmbH & Co. KG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	10.00
Bonner Akademie Gesellschaft fur DV- und Management-Training	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Bonnfinanz Aktiengesellschaft fur Vermogensberatung und Verm	DE	Deutscher Herold Aktiengesellschaft	100.00
Bonus Pensionskassen Aktiengesellschaft	AT	Zurich Versicherungs-Aktiengesellschaft	87.50
BONUS Vorsorgekasse AG	AT	Zurich Versicherungs-Aktiengesellschaft	50.00
Bristlecourt Limited	GB	Zurich Assurance Ltd	100.00
CAN Seguros Generales SA	ES	Zurich Versicherungs-Gesellschaft AG	50.00
Cayley Aviation Ltd.	BM	Zurich Insurance Company Ltd, Bermuda Branch	100.00
Centre Financial Services Holdings Limited	BM	Centre Group Holdings Limited	100.00
Centre Group Holdings (U.S.) Limited	US	Centre Solutions (Bermuda) Limited	100.00
Centre Group Holdings Limited	BM	CMSH Limited	100.00
Centre Insurance Company	US	Centre Solutions (U.S.) Limited	100.00
Centre Insurance International Company	IE	Centre Solutions (Bermuda) Limited	100.00
Centre Kate Inc. 1	US	Zurich Structured Finance, Inc.	100.00
Centre Kate Inc. 2	US	Zurich Structured Finance, Inc.	100.00
Centre Life Insurance Company	US	Centre Solutions (U.S.) Limited	100.00
Centre Reinsurance (U.S.) Limited	BM	Centre Group Holdings (U.S.) Limited	100.00
Centre Reinsurance International Company	IE	Centre Solutions (Bermuda) Limited	99.99
Centre Reinsurance International Company	IE	Orange Stone Reinsurance	0.002
Centre Solutions (Bermuda) Limited	BM	Centre Group Holdings Limited	100.00
Centre Solutions (U.S.) Limited	BM	Centre Group Holdings (U.S.) Limited	100.00
Chilena Consolidada Seguros de Vida S.A.	CL	Inversiones Suizo Chilena S.A.	98.98
Chilena Consolidada Seguros Generales S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	7.41
Chilena Consolidada Seguros Generales S.A.	CL	Inversiones Suizo Chilena S.A.	82.73
City of London Insurance Company Limited	GB	Eagle Star Insurance Company Limited	100.00
CMSH Limited	BM	Zurich Insurance Company Ltd, Bermuda Branch	35.30
CMSH Limited	BM	Zurich Versicherungs-Gesellschaft AG	64.70
COFITEM-COFIMUR	FR	Zurich Versicherungs-Gesellschaft AG	12.41
Colonial American Casualty and Surety Company	US	Fidelity and Deposit Company of Maryland	100.00
Community Trust Services Limited	GB	Zurich Community Trust (UK) Limited	99.00
Community Trust Services Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	1.00
Concisa Vorsorgeberatung und Management AG	AT	Bonus Pensionskassen Aktiengesellschaft	100.00

Company	Domicile	Ownership	%
Concourse Skelmersdale Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Conduit Street Properties Limited	GB	Zurich Assurance Ltd	100.00
Consultores de Pensiones Grupo Zurich, S.A. - Sociedad Unipe	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	100.00
CP Holding Limited	VG	Zurich Insurance Company Ltd, Bermuda Branch	100.00
Cramson (Malaysia) Bhd	MY	MCIS Zurich Insurance Berhad	100.00
Crimpland Limited	GB	Zurich Assurance Ltd	100.00
Crown Management Services Limited	US	CMSH Limited	100.00
CTH Affordable Housing Corporation	US	Zurich Structured Finance, Inc.	100.00
CTH Affordable Housing Investor, Inc.	US	CTH Affordable Housing Corporation	100.00
CTH AHP Corporation	US	CTH Affordable Housing Corporation	100.00
CTH MHP, L.L.C.	US	CTH Affordable Housing Investor, Inc.	100.00
CTH Special General Partner, Inc.	US	CTH Affordable Housing Corporation	100.00
CTH WNC, Inc.	US	CTH Affordable Housing Corporation	100.00
CTH/Landmark SLP, Inc.	US	CTH Affordable Housing Corporation	100.00
Cursud N.V.	AN	Zurich Versicherungs-Gesellschaft AG	100.00
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
DB Vita S.A.	LU	Deutscher Herold Aktiengesellschaft	25.00
Delta Wetlands Properties	US	KLMLP 2, LLC	50.00
Delta Wetlands Properties	US	KLMLP 3, LLC	50.00
Deutsche Wohnen AG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.75
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00
Deutscher Herold Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.83
Deutscher Pensionsfonds Aktiengesellschaft	DE	Deutscher Herold Aktiengesellschaft	74.90
Deutsches Institut fur Altersvorsorge GmbH	DE	Deutscher Herold Aktiengesellschaft	22.00
Disability Management Services, Inc.	US	Centre Group Holdings (U.S.) Limited	40.00
Dunbar Assets plc	GB	Zurich Bank	100.00
Dunbar Nominees Limited	GB	Dunbar Assets plc	100.00
Dunbar Sports and Social Club Limited	GB	Allied Dunbar Assurance plc	100.00
Eagle Properties (Benoni) (Proprietary) Limited	ZA	Zurich Insurance Company South Africa Limited	100.00
Eagle Star (Fund Management) Limited	GB	Eagle Star Holdings Limited	100.00
Eagle Star (Leasing) Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star (Malta) Limited	MT	Zurich Assurance Ltd	100.00
Eagle Star Computer Services Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Direct (Camberley) Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
Eagle Star Direct Services Limited	GB	Zurich UK General Services Limited	100.00
Eagle Star Estates Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star European Life Assurance Company Limited	IE	Zurich Life Assurance plc	100.00
Eagle Star Executives Pension Trustee Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Eagle Star Farms Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Forests Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Fund Services Limited	IE	Zurich Life Assurance plc	100.00
Eagle Star Group Holdings Limited	GB	Eagle Star Holdings Limited	100.00
Eagle Star Group Services Limited	GB	Eagle Star Holdings Limited	100.00
Eagle Star Holding Company of Ireland	IE	Eagle Star Group Holdings Limited	0.001
Eagle Star Holding Company of Ireland	IE	Zurich Assurance Ltd	99.99
Eagle Star Holdings Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Eagle Star Insurance Company Limited	GB	Zurich Insurance plc	100.00
Eagle Star International Services (Ireland) Limited	IE	Eagle Star Holding Company of Ireland	0.0015
Eagle Star International Services (Ireland) Limited	IE	Eagle Star Holdings Limited	99.99

Company	Domicile	Ownership	%
Eagle Star Loans Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Mortgages Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Securities Limited	GB	Zurich Insurance plc	100.00
Eagle Star Software Development Company Limited	IE	Zurich Life Assurance plc	100.00
Edilspettacolo SRL	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	35.71
Empire Fire and Marine Insurance Company	US	Zurich American Insurance Company	100.00
Empire Indemnity Insurance Company	US	Zurich American Insurance Company	100.00
Employee Services Limited	GB	Allied Dunbar Financial Services Limited	100.00
Endsleigh Communications Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Developments Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh General Trading Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Independent Financial Services Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Insurance Services Limited	GB	Endsleigh Limited	100.00
Endsleigh Insurances (Brokers) Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Law Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Leasing Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Life & Pensions Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Limited	GB	Zurich Holdings (UK) Limited	100.00
Endsleigh Pension Trustee Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Promotions Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Shopfitting Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Trustee Services Limited	GB	Endsleigh Insurance Services Limited	100.00
ES (Leeds) Nominee Limited	GB	Zurich Assurance Ltd	100.00
ES (Walsall) Nominee Limited	GB	Zurich Assurance Ltd	100.00
ES Camberley Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Camberley Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Cannock Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Cannock Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Coventry Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Coventry Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Dudley Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Dudley Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Hoddesdon Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Hoddesdon Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Plympton Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Plympton Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Ramsgate Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Ramsgate Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
Escape Premium Collection (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
ESI Financing Limited	GB	Eagle Star Insurance Company Limited	0.001
ESI Financing Limited	GB	Zurich Versicherungs-Gesellschaft AG	99.99
Extremus Versicherung-Aktiengesellschaft	DE	Zurich Insurance plc Niederlassung fur Deutschland	5.00
F.I.G. Holding Company	US	Fire Underwriters Association	69.99
F.I.G. Holding Company	US	Truck Underwriters Association	30.00
F.I.G. Holding Company	US	Farmers Group, Inc.	100.0
Farmers Family Fund	US	Farmers Group, Inc.	100.0
Farmers Group, Inc.	US	Zurich Versicherungs-Gesellschaft AG	87.90
Farmers Group, Inc.	US	Zurich Financial Services AG	12.10
Farmers New World Life Insurance Company	US	Farmers Group, Inc.	100.00
Farmers Reinsurance Company	US	Farmers Group, Inc.	100.00
Farmers Services Corporation	US	Farmers Group, Inc.	100.00
Farmers Services, LLC	US	ZFUS Services, LLC	100.00
Farmers Underwriters Association	US	Farmers Group, Inc.	100.00

Company	Domicile	Ownership	%
Farmers Value Added, Inc.	US	Farmers Group, Inc.	100.00
Fidelity and Deposit Company of Maryland	US	Zurich American Insurance Company	100.00
FIG Holding Company	US	Farmers Group, Inc.	100.00
FIG Leasing Co., Inc.	US	Farmers Group, Inc.	100.00
Fire Underwriters Association	US	Farmers Group, Inc.	100.00
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BO	Zurich Boliviana Seguros Personales S.A.	8.42
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BO	Zurich South America Invest AB	71.58
General Surety & Guarantee Co Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
Genevoise, Compagnie Immobiliere SA	CH	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Greycaines 1 Jersey Limited	JE	Zurich Assurance Ltd	100.00
Greycaines 2 Jersey Limited	JE	Zurich Assurance Ltd	100.00
Groomlink Limited	GB	Zurich Assurance Ltd	100.00
Grovewood Engineering Limited	GB	Zurich Assurance Ltd	100.00
Grovewood Property Holdings Limited	GB	Eagle Star Holdings Limited	100.00
Hawkcentral Limited	GB	Zurich Assurance Ltd	100.00
Home & Overseas Insurance Company Limited	GB	Eagle Star Insurance Company Limited	100.00
IDI Technology Solutions (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	36.63
Innovaconsulting S.r.I.	IT	Zuritel S.p.A.	40.00
INTEGRA Versicherungsdienst GmbH	AT	Zurich Versicherungs-Aktiengesellschaft	100.00
Inversiones Suizo Chilena S.A.	CL	Inversiones Suizo-Argentina S.A.	0.0001
Inversiones Suizo Chilena S.A.	CL	Zurich Versicherungs-Gesellschaft AG	99.99
Inversiones Suizo-Argentina S.A.	AR	Zurich Lebensversicherungs-Gesellschaft AG	5.00
Inversiones Suizo-Argentina S.A.	AR	Zurich Versicherungs-Gesellschaft AG	95.00
Inversiones ZS America Dos Limitada	CL	Inversiones ZS America SpA	100.00
Inversiones ZS America SpA	CL	ZS Insurance America, S.L.	100.00
Inversiones ZS America Tres SpA	CL	ZS Insurance America, S.L.	100.00
Inversora Alpina, C.A.	VE	Zurich Seguros, S.A.	100.00
Ipsley Street 1 UK Limited	GB	Zurich Assurance Ltd	100.00
Ipsley Street 2 UK Limited	GB	Zurich Assurance Ltd	100.00
Irish National Insurance Company p.l.c.	IE	Zurich Insurance plc	99.99
Isis S.A.	AR	Inversiones Suizo-Argentina S.A.	60.50
Isis S.A.	AR	Zurich Versicherungs-Gesellschaft AG	39.50
IT Innovation Holdings AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Jas. W. King & Co. Limited	GB	Eagle Star Holdings Limited	100.00
Jewell Insurance Agency Ltd	GB	Woodstock Insurance Brokers Limited	100.00
Kennet Road 1 UK Limited	GB	Zurich Assurance Ltd	100.00
Kennet Road 2 UK Limited	GB	Zurich Assurance Ltd	100.00
KLMLP 2, LLC	US	KLMLP, L.P.	100.00
KLMLP 3, LLC	US	KLMLP 2, LLC	100.00
KLMLP, L.P.	US	Zurich American Corporation	75.00
L&L PARK 80 INVESTORS LLC	US	ZI PARK 80 WEST LLC	90.00
Leschi Life Assurance Company	US	Farmers New World Life Insurance Company	100.00
Liquid Underwriting Managers (Pty) Limited	ZA	Zurich Insurance Company South Africa Limited	30.00
Logobrook Limited	GB	Zurich Assurance Ltd	100.00
Lordbourne Limited	GB	Zurich Assurance Ltd	100.00
MAAGNET SYSTEMS SDN BHD	MY	Zurich Versicherungs-Gesellschaft AG	100.00
MAAGNET-SSMS SDN BHD	MY	MAAGNET SYSTEMS SDN BHD	100.00
MALAYSIAN ALLIANCE PROPERTY SERVICES SDN BHD	MY	Zurich Versicherungs-Gesellschaft AG	100.00
Malaysian Assurance Alliance Berhad	MY	Zurich Versicherungs-Gesellschaft AG	100.00
Manon Vision Co., Ltd.	TH	Centre Group Holdings Limited	0.0057
Manon Vision Co., Ltd.	TH	CMSH Limited	0.0066

Company	Domicile	Ownership	%
Manon Vision Co., Ltd.	TH	Zurich Versicherungs-Gesellschaft AG	99.99
Maryland Casualty Company	US	Zurich American Insurance Company	100.00
Maunalua Associates, Inc.	US	Zurich American Corporation	100.00
Mauritian Eagle Insurance Company Limited	MU	Zurich Insurance Company South Africa Limited	15.00
MCIS Zurich Insurance Berhad	MY	Zurich Asia Holdings Ltd.	40.00
Medidata AG	CH	Zurich Versicherungs-Gesellschaft AG	8.85
Mentionland Limited	GB	Zurich Assurance Ltd	100.00
Meritclass Investments Limited	GB	Zurich Assurance Ltd	100.00
MI Administrators, LLC	US	FIG Leasing Co., Inc.	100.00
Minas Brasil Promotora de Servicos S/A	BR	Zurich Minas Brasil Seguros S.A,	100.00
MULTIOTO SERVICES SDN BHD	MY	Zurich Versicherungs-Gesellschaft AG	100.00
Navigators and General Insurance Company Limited	GB	Zurich Insurance plc	100.00
Nearheath Limited	GB	Zurich Assurance Ltd	100.00
New China Life Insurance Company Limited	CA	Zurich Versicherungs-Gesellschaft AG	12.51
NK Zurich Risk Service Co., Ltd.	JP	Zurich Insurance Company Limited	10.00
Northern Insurance Company of New York	US	Maryland Casualty Company	100.00
Oldco B Member Holdings, LLC	US	Centre Group Holdings (U.S.) Limited	100.00
Omnis Investments Limited	GB	Openwork Holdings Limited	90.00
OOO”TPK”	RU	Zurich Insurance Company Ltd.	100.00
Openwork Access Limited	GB	Openwork Holdings Limited	100.00
Openwork Holdings Limited	GB	Allied Zurich Holdings Limited	99.99
Openwork Independent Solutions Limited	GB	Openwork Holdings Limited	100.00
Openwork Limited	GB	Openwork Holdings Limited	100.00
Openwork Market Solutions Limited	GB	Openwork Holdings Limited	100.00
Openwork Services Limited	GB	Openwork Holdings Limited	100.00
Orange Stone Holdings	IE	CMSH Limited	100.00
Orange Stone Reinsurance	IE	Crown Management Services Limited	100.00
Orion Rechtsschutz-Versicherung AG	CH	Zurich Versicherungs-Gesellschaft AG	78.00
Parcelgate Limited	GB	Zurich Assurance Ltd	100.00
Perils AG	CH	Zurich Versicherungs-Gesellschaft AG	11.11
Prematic Service Corporation (California)	US	Farmers Group, Inc.	100.00
Prematic Service Corporation (Nevada)	US	Prematic Service Corporation (California)	100.00
Protektor Lebensversicherungs-AG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.16
PT Zurich Insurance Indonesia	ID	Zurich Asia Holdings Ltd.	4.31
PT Zurich Insurance Indonesia	ID	Zurich Versicherungs-Gesellschaft AG	91.52
PT Zurich Topas Life	ID	Zurich Versicherungs-Gesellschaft AG	80.00
Real Garant Espana S.L.	ES	Real Garant GmbH Garantiesysteme	100.00
Real Garant GmbH Garantiesysteme	DE	Real Garant Versicherung Aktiengesellschaft	100.00
Real Garant Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Red Ruff LLC	US	ZCM Asset Holding Company (Bermuda) Limited	100.00
SA Fire House Limited	ZA	Zurich Versicherungs-Gesellschaft AG	100.00
Sackville Street Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Santander Brasil Seguros S.A.	BR	Santander Seguros S.A.	100.00
Santander Rio Seguros S.A.	AR	Inversiones ZS America SpA	4.00
Santander Rio Seguros S.A.	AR	ZS Insurance America, S.L.	96.00
Santander Seguros de Vida S.A.	CL	Inversiones ZS America Dos Limitada	99.78
Santander Seguros de Vida S.A.	CL	Inversiones ZS America SpA	0.22
Santander Seguros Generales S.A.	CL	Inversiones ZS America Dos Limitada	99.51
Santander Seguros Generales S.A.	CL	Inversiones ZS America SpA	0.49
Santander Seguros S.A.	BR	ZS Insurance America, S.L.	100.00
Santander Seguros Sociedad Anónima	UY	ZS Insurance America, S.L.	100.00
SARL Marofinac	MA	Zurich Versicherungs-Gesellschaft AG	100.00

Company	Domicile	Ownership	%
Saudi National Insurance Company	BH	Zurich Insurance Services (Middle East) EC	5.00
Sceptre Trust Limited	BS	Eagle Star Holdings Limited	0.0002
Sceptre Trust Limited	BS	Eagle Star Insurance Company Limited	99.99
Serviaide Assistencia e Servicos, Lda.	PT	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	95.00
Serviaide Assistencia e Servicos, Lda.	PT	Serviaide, S.A. - Sociedad Unipersonal	4.99
Serviaide, S.A. - Sociedad Unipersonal	ES	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	100.00
Servizurich S.A. - Sociedad Unipersonal	ES	Zurich Insurance plc, Sucursal en Espana	100.00
Shire Park Limited	GB	Zurich Assurance Ltd	12.42
Societe Continentale d’Investissement Immobilier SA	FR	Zurich Assurance Ltd	100.00
Solentbar Property Investment Limited	GB	Zurich Assurance Ltd	100.00
South African Nucleare Pool Administrators (Property) Limite	ZA	Zurich Insurance Company South Africa Limited	25.00
South County Services Co., Inc.	US	Sterling Forest LLC	100.00
Spirecharm Limited	GB	Zurich Assurance Ltd	100.00
Staple Inn Holborn Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Stareagle Limited	GB	Zurich Assurance Ltd	100.00
Starpatch Investments Limited	GB	Zurich Assurance Ltd	100.00
Steadfast Insurance Company	US	Zurich American Insurance Company	100.00
Steadfast Santa Clarita Holdings LLC	US	Steadfast Insurance Company	100.00
Sterling Forest LLC	US	Zurich American Insurance Company	99.93
Sterling ISA Managers (Nominees) Limited	GB	Sterling ISA Managers Limited	100.00
Sterling ISA Managers Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Sunley Homes Limited	GB	Zurich Insurance plc	100.00
Swaziland Royal Insurance Corporation	SZ	Zurich Insurance Company South Africa Limited	9.00
Swiss Insurance Management (Hong Kong) Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	99.50
Swiss Insurance Management (Hong Kong) Limited	HK	Zurich Services (Hong Kong) Limited	0.50
TCS Loss Adjusters Limited	GB	Endsleigh Insurance Services Limited	100.00
TDG Tele Dienste GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Techlink Interactive Limited	GB	Technical Connection Limited	100.00
Technical Connection Limited	GB	Zurich Employment Services Limited	51.00
The Liverpool Reversionary Company Limited	GB	Eagle Star Insurance Company Limited	100.00
The Trust Company of Scotland Limited	GB	Zurich Insurance plc	100.00
The Zurich Services Corporation	US	Zurich Holding Company of America, Inc.	100.00
TopReport Schadenbesichtigungs GmbH	AT	Zurich Versicherungs-Aktiengesellschaft	14.29
Toscana Uno SRL	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	50.00
Truck Underwriters Assocation	US	Farmers Group, Inc.	100.00
Truck Underwriters Association	US	Farmers Group, Inc.	100.00
Turegum Immobilien AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Universal Underwriters Insurance Company	US	Zurich American Insurance Company	100.00
Universal Underwriters Insurance Services, Inc.	US	Zurich Holding Company of America, Inc.	100.00
Universal Underwriters Life Insurance Company	US	Universal Underwriters Insurance Company	100.00
Universal Underwriters of Texas Insurance Company	US	Universal Underwriters Insurance Company	100.00
Universal Underwriters Service Corporation	US	Zurich Holding Company of America, Inc.	100.00
UUBVI Limited	VG	Universal Underwriters Insurance Services, Inc.	0.0050
UUBVI Limited	VG	Universal Underwriters Service Corporation	99.99
Vehicle Dealer Solutions, Inc.	US	The Zurich Services Corporation	100.00
Vita Lebensversicherungs-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Wing Hang Zurich Insurance Company Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	35.00
Women on Wheels Limited	GB	Endsleigh Insurance Services Limited	100.00
Woodstock Insurance Brokers Limited	GB	Endsleigh Insurance Services Limited	100.00

Company	Domicile	Ownership	%
World Travel Protection Canada Inc.	CN	Zurich Canadian Holdings Limited	100.00
Wren Investments Limited	GB	Zurich Whiteley Trust Limited	100.00
Wrightway Underwriting Limited	IE	Ballykilliane Holdings Limited	100.00
Z flex Gesellschaft fur Personaldienstleistungen mbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Z Nominees Limited	JE	Zurich Trust Limited	100.00
Z Secretaries Limited	JE	Zurich Trust Limited	100.00
ZCM (U.S.) Limited	US	ZCM Holdings (Bermuda) Limited	100.00
ZCM Asia Holdings Pty Limited	AU	Zurich Versicherungs-Gesellschaft AG	100.00
ZCM Asset Holding Company (Bermuda) Limited	BM	ZCM Holdings (Bermuda) Limited	100.00
ZCM Holdings (Bermuda) Limited	BM	CMSH Limited	24.29
ZCM Holdings (Bermuda) Limited	BM	CMSH Limited	75.71
ZCM Matched Funding (Bermuda) Limited	BM	ZCM Holdings (Bermuda) Limited	100.00
ZCM Matched Funding Corp.	US	ZCM (U.S.) Limited	100.00
ZCMC II Holdings Limited	IE	ZCM Asset Holding Company (Bermuda) Limited	0.20
ZCMC II Holdings Limited	IE	Zurich Financial Services EUB Holdings Limited	99.80
ZFS Finance (USA) LLC II	US	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC IV	US	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC V	US	Zurich Holding Company of America, Inc.	100.00
ZFUS Services, LLC	US	Zurich Holding Company of America, Inc.	100.00
ZG Investments Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
ZGEE2 Limited	GB	Eagle Star Holdings Limited	100.00
ZGEE3 Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
ZI Park 80 West LLC	US	Zurich American Insurance Company	100.00
ZKS Real Estate Partners, L.L.C.	US	Zurich American Corporation	41.67
ZNA Services, LLC	US	ZFUS Services, LLC	100.00
Zolmec Limited	JE	Zurich Trust Limited	100.00
ZPC Capital Limited	GB	Zurich Holdings (UK) Limited	100.00
ZS Insurance America, S.L.	ES	Zurich Latin America Holding S.L. - Sociedad Unipersonal	51.00
ZSF 00-1, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 02-1, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-2 Tyler House, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-3 Aurora, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-4, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Apollo Corporation	US	CTH Affordable Housing Corporation	100.00
ZSF Blairville, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Boston Store, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Grant Park, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Idlewild, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Landmark Corporation	US	CTH Affordable Housing Corporation	100.00
ZSF Newport I Corporation	US	CTH Affordable Housing Corporation	100.00
ZSFH LLC	US	Zurich Holding Company of America, Inc.	100.00
ZSG Kfz-ZulassungsservicegesmbH	AT	Zurich Versicherungs-Aktiengesellschaft	33.33
ZSL Financing Limited	GB	Zurich Holdings (UK) Limited	1.00
ZSL Financing Limited	GB	Zurich Specialties London Limited	99.00
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Finanz-Gesellschaft AG	0.0002
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Investments Life S.p.A.	0.0002
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Lebensversicherungs-Gesellschaft AG	99.99
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Versicherungs-Gesellschaft AG	0.00002
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	0.0002
Zurich (Sales Management Pension Plan) Trustee Limited	GB	Allied Dunbar Assurance plc	100.00

Company	Domicile	Ownership	%
Zurich Administradora General de Fondos S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	99.97
Zurich Administradora General de Fondos S.A.	CL	Inversiones Suizo Chilena S.A.	0.030
Zurich Advice Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Advice Network Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Advisory (HK) Limited	HK	Zurich Assurance Ltd	100.00
Zurich Agency Services Inc.	US	Maryland Casualty Company	100.00
Zurich Alternative Asset Management, LLC	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Corporation	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company of Illinois	US	American Zurich Insurance Company	100.00
Zurich American Life Insurance Company	US	Zurich American Corporation	100.00
Zurich American Life Insurance Company of New York	US	Zurich American Life Insurance Company.	100.00
Zurich Argentina Cia. de Seguros S.A.	AR	Inversiones Suizo-Argentina S.A.	55.46
Zurich Argentina Cia. de Seguros S.A.	AR	Zurich Versicherungs-Gesellschaft AG	44.54
Zurich Argentina Companía de Seguros de Retiro S.A.	AR	Zurich Argentina Cia. de Seguros S.A.	46.64
Zurich Argentina Companía de Seguros de Retiro S.A.	AR	Zurich Versicherungs-Gesellschaft AG	53.36
Zurich Asia Holdings Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Asset Management Gerente de Fondos Comunes de Inversi	AR	Inversiones Suizo-Argentina S.A.	90.00
Zurich Asset Management Gerente de Fondos Comunes de Inversi	AR	Isis S.A.	10.00
Zurich Assurance (2004) plc	GB	Zurich Assurance Ltd	100.00
Zurich Assurance Ltd	GB	Eagle Star Holdings Limited	100.00
ZURICH Assurances Maroc	MA	SARL Marofinac	30.10
ZURICH Assurances Maroc	MA	Zurich Versicherungs-Gesellschaft AG	67.63
Zurich Australia Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Australian Insurance Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Australian Insurance Properties Pty Limited	AU	Zurich Australia Limited	40.00
Zurich Australian Insurance Properties Pty Limited	AU	Zurich Australian Insurance Limited	60.00
Zurich Australian Superannuation Pty Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Aviation Underwriting Managers SA (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	50.00
Zurich Bank	IE	ZCM Holdings (Bermuda) Limited	0.037
Zurich Bank	IE	ZCMC II Holdings Limited	99.96
Zurich Bank International Limited	IM	Zurich Bank	100.00
Zurich Benefit Finance LLC	US	Zurich Holding Company of America, Inc.	100.00
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DE	Zurich IT Service AG Niederlassung fur Deutschland	82.62
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DE	Zurich Leben Service AG Niederlassung fur Deutschland	17.38
Zurich Building Control Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Canadian Holdings Limited	CN	Zurich Insurance Company Ltd, Canadian Branch	68.82
Zurich Canadian Holdings Limited	CN	Zurich Versicherungs-Gesellschaft AG	31.18
Zurich Capital Markets Inc.	US	ZCM (U.S.) Limited	100.00
Zurich Community Trust (UK) Limited	GB	Zurich Financial Services (UKISA) Limited	50.00
Zurich Community Trust (UK) Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	50.00
Zurich Computer Services Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Insurance plc - Rappresentanza Generale per l’Italia	99.95
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Investments Life S.p.A.	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life and Pensions S.p.A.	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life Assurance plc - Rappresentanza Generale per l’It	0.01

Company	Domicile	Ownership	%
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life Insurance Italia S.p.A.	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zuritel S.p.A.	0.01
Zurich Consultancy Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Consultoria de Riesgos, C.A.	VE	Zurich Seguros, S.A.	99.99
Zurich Corredora de Bolsa S.A.	CL	Inversiones Suizo Chilena S.A.	99.00
Zurich Corredora de Bolsa S.A.	CL	Zurich Investments Chile S.A.	0.99
Zurich CZI Management Holding Ltd.	US	Zurich Global Investment Management Inc.	100.00
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DE	Deutscher Herold Aktiengesellschaft	67.54
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.46
Zurich Direct Agency Limited	HK	Zurich Advice Limited	100.00
Zurich Distribuidora de Mexico, S.A. de C.V.	MX	Zurich Versicherungs-Gesellschaft AG	99.99
Zurich Distribuidora de Mexico, S.A. de C.V.	MX	Zurich Vida, Companía de Seguros, S.A.	0.002
Zurich E&S Insurance Brokerage, Inc.	US	Zurich American Insurance Company	100.00
Zurich Employment Services Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Eurolife S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	90.00
Zurich Eurolife S.A.	LU	Zurich Versicherungs-Gesellschaft AG	10.000
Zurich Finance (Bermuda) Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Finance (Luxembourg) S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	0.08
Zurich Finance (Luxembourg) S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.92
Zurich Finance (UK) plc	GB	Zurich Financial Services (UKISA) Limited	99.99
Zurich Finance (UK) plc	GB	Zurich Financial Services (UKISA) Nominees Limited	0.002
Zurich Finance (USA), Inc.	US	Zurich Holding Company of America, Inc.	100.00
Zurich Financial Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Financial Services (Channel Islands) Limited	JE	Zurich Financial Services (UKISA) Limited	99.91
Zurich Financial Services (Channel Islands) Limited	JE	Zurich Financial Services (UKISA) Nominees Limited	0.09
Zurich Financial Services (Isle of Man) Group Services Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Holdings Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Insurance Manager Ltd	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Reinsurance Company	IM	Zurich Financial Services (Isle of Man) Holdings Limited	100.00
Zurich Financial Services (UKISA) Group Services Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Financial Services (UKISA) Limited	GB	Allied Zurich Holdings Limited	90.32
Zurich Financial Services (UKISA) Limited	GB	Zurich Insurance plc	9.68
Zurich Financial Services (UKISA) Nominees Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Financial Services Australia Limited	AU	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services EUB Holdings Limited	IE	ZCM Holdings (Bermuda) Limited	0.08
Zurich Financial Services EUB Holdings Limited	IE	Zurich Financial Services AG	99.92
Zurich Financial Services UK Pension Trustee Limited	GB	Zurich Financial Services (UKISA) Limited	99.00
Zurich Finanz-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Global Corporate UK Limited	GB	Zurich Specialties London Limited	100.00
Zurich Global Energy Limited	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Global Funding	IE	Zurich Finanz-Gesellschaft AG	0.100
Zurich Global Funding	IE	Zurich Versicherungs-Gesellschaft AG	99.90

Company	Domicile	Ownership	%
Zurich Global Investment Management Inc.	US	Zurich Holding Company of America, Inc.	100.00
Zurich Global, Ltd.	BM	Zurich Holding Company of America, Inc.	100.00
Zurich Group Funding Luxembourg S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	0.02
Zurich Group Funding Luxembourg S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.98
Zurich GSG Limited	GB	Zurich GSH Limited	100.00
Zurich GSH Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Holding Company of America, Inc.	US	Crown Management Services Limited	0.13
Zurich Holding Company of America, Inc.	US	Zurich Versicherungs-Gesellschaft AG	99.87
Zurich Holding Ireland Limited	IE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Holdings (UK) Limited	GB	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Immobilien Liegenschaftsverwaltungs- GesmbH	AT	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich IMRE AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Independent Wealth Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Insurance (Taiwan) Ltd.	TW	Zurich Asia Holdings Ltd.	51.10
Zurich Insurance (Taiwan) Ltd.	TW	Zurich Versicherungs-Gesellschaft AG	48.63
Zurich Insurance Brokers (Beijing) Company Limited	CA	Zurich Insurance Holdings (Hong Kong) Limited	24.51
Zurich Insurance Company (U.K.) Limited	GB	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Botswana Ltd	BW	Zurich Insurance Company South Africa Limited	100.00
Zurich Insurance Company Escritorio de Representacao no Bras	BR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Ltd.	RU	Zurich Interholding Limited	100.00
Zurich Insurance Company Ltd., Beijing Representative Office	CA	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Ltd., Shanghai Representative Offic	CA	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Representative Office - Moscow	RU	Zurich Insurance Company Ltd.	100.00
Zurich Insurance Company South Africa Limited	ZA	SA Fire House Limited	58.95
Zurich Insurance Holding (Cyprus) Ltd	CY	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Holdings (Hong Kong) Limited	HK	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Middle East S.A.L.	LB	Zurich Versicherungs-Gesellschaft AG	99.54
Zurich Insurance plc	IE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07
Zurich Insurance plc	IE	Zurich Holding Ireland Limited	70.41
Zurich Insurance plc	IE	Zurich Insurance Company Ltd - Rappresentanza Generale per l	4.52
Zurich Insurance Services (Middle East) EC	BH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Interholding Limited	RU	Zurich Insurance Holding (Cyprus) Ltd	99.90
Zurich Interholding Limited	RU	Zurich Versicherungs-Aktiengesellschaft	0.10
Zurich Intermediary Group Limited	GB	Zurich Financial Services (UKISA) Limited	99.99
Zurich Intermediary Group Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	0.005
Zurich Internacional de Venezuela, C.A. de Corretaje de Reas	VE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich International (Bermuda) Ltd.	BM	Zurich Insurance Company Ltd, Bermuda Branch	29.27
Zurich International (Bermuda) Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	70.73
Zurich International (UK) Limited	GB	Zurich Specialties London Limited	100.00
Zurich International Life Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich International Services (Luxembourg) S.A.	LU	Zurich Eurolife S.A.	0.04
Zurich International Services (Luxembourg) S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.96
Zurich International Solutions Limited	GB	Zurich Assurance Ltd	100.00
Zurich Invest AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Investment Management AG	CH	Prematic Service Corporation (Nevada)	80.00
Zurich Investment Management AG	CH	Zurich Versicherungs-Gesellschaft AG	20.00

Company	Domicile	Ownership	%
Zurich Investment Management Limited	AU	Zurich Australia Limited	100.00
Zurich Investment Services Limited	BM	CMSH Limited	100.00
Zurich Investments Chile S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	0.084
Zurich Investments Chile S.A.	CL	Inversiones Suizo Chilena S.A.	99.99
Zurich Investments Life S.p.A.	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	100.00
Zurich Kunden Center GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Latin America Corporation	US	The Zurich Services Corporation	100.00
Zurich Latin America Holding S.L. - Sociedad Unipersonal	ES	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Latin American Services S.A.	AR	Inversiones Suizo-Argentina S.A.	6.32
Zurich Latin American Services S.A.	AR	Zurich Versicherungs-Gesellschaft AG	93.68
Zurich Lebensversicherungs-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Legal Expenses Underwriting Managers SA (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
Zurich Leisure Services Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Life and Pensions S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Life Assurance plc	IE	Zurich Holding Ireland Limited	100.00
Zurich Life Insurance (Singapore) Pte Ltd	SG	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Life Insurance Italia S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Life SA Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
Zurich Management Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Minas Brasil Seguros S.A,	BR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Pension Trustees Ireland Limited	IE	Zurich Insurance plc	50.00
Zurich Pension Trustees Ireland Limited	IE	Zurich Trustee Services Limited	50.00
Zurich Pension Trustees Limited	GB	Zurich Assurance Ltd	100.00
Zurich Pension Trustees No 2 Company Limited	GB	Zurich Assurance Ltd	100.00
Zurich Pensions Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Pensionskassen-Beratung AG	CH	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Professional Limited	GB	Zurich Holdings (UK) Limited	49.00
Zurich Professional Limited	GB	Zurich Specialties London Limited	51.00
Zurich Properties (Pty) Limited	BW	Zurich Insurance Company Botswana Ltd	100.00
Zurich Properties Pty Limited	AU	Zurich Australia Limited	40.00
Zurich Properties Pty Limited	AU	Zurich Australian Insurance Limited	60.00
Zurich Realty, Inc.	US	The Zurich Services Corporation	100.00
Zurich Rechtsschutz-Schadenservice GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Reliable Insurance Limited	RU	Zurich Insurance Company Ltd.	99.90
Zurich Reliable Insurance Limited	RU	Zurich Interholding Limited	0.10
Zurich Risk Financing SA Limited	ZA	Zurich Insurance Company South Africa Limited	99.99
Zurich Risk Management Services (India) Private Limited	IN	Zurich Asia Holdings Ltd.	1.00
Zurich Risk Management Services (India) Private Limited	IN	Zurich Versicherungs-Gesellschaft AG	99.00
Zurich Risk Services Asia Pacific Sdn Bhd	MY	Zurich Management Services Limited	100.00
Zurich Ruckversicherungs-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Santander Seguros Mexico, S.A.	MX	Inversiones ZS America SpA	0.0053
Zurich Santander Seguros Mexico, S.A.	MX	ZS Insurance America, S.L.	99.99
Zurich Seguros, S.A.	VE	Cursud N.V.	69.21
Zurich Service GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Service GmbH	DE	Zurich Versicherungs-Aktiengesellschaft	100.00
Zurich Services (Hong Kong) Limited	HK	Swiss Insurance Management (Hong Kong) Limited	0.029

Company	Domicile	Ownership	%
Zurich Services (Hong Kong) Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	99.99
Zurich Services A.I.E.	ES	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00008
Zurich Services A.I.E.	ES	Bansabadell Pensiones, E.G.F.P, S.A.	0.00008
Zurich Services A.I.E.	ES	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.008
Zurich Services A.I.E.	ES	Bansabadell Vida S.A. de Seguros y Reaseguros	0.008
Zurich Services A.I.E.	ES	CaixaSabadell Companyia d’Assegurances Generals, S.A.	0.008
Zurich Services A.I.E.	ES	CAN Seguros Generales SA	0.008
Zurich Services A.I.E.	ES	Zurich Insurance plc, Sucursal en Espana	97.18
Zurich Services A.I.E.	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.82
Zurich Services Canada Inc.	CN	Zurich Canadian Holdings Limited	100.00
ZURICH SERVIZI ITALIA S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Shared Services Ireland Limited	IE	Zurich Holding Ireland Limited	100.00
Zurich Shared Services S.A.	CL	Inversiones Suizo Chilena S.A.	99.99
Zurich Shared Services S.A.	CL	Zurich Investments Chile S.A.	0.013
Zurich Sigorta A.S.	TR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich South America Invest AB	SE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Specialties London Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Structured Finance, Inc.	US	Centre Financial Services Holdings Limited	100.00
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CA	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Training and Development Services Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Transitional Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Treasury Services Limited	IE	Zurich Financial Services EUB Holdings Limited	100.00
Zurich Trust Limited	JE	Zurich Financial Services (Isle of Man) Holdings Limited	100.00
Zurich Trustee Company (UK) Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Trustee Services Limited	IE	Zurich Life Assurance plc	100.00
Zurich UK General Employee Services Limited	GB	Zurich UK General Services Limited	100.00
Zurich UK General Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Vermogensverwaltungs GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	99.00
Zurich Versicherungs-Aktiengesellschaft	AT	Zurich Versicherungs-Gesellschaft AG	99.98
Zurich Versicherungs-Gesellschaft AG	CH	Zurich Financial Services AG	100.00
Zurich Vertriebs GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Vida e Previdencia S.A.	BR	Zurich Minas Brasil Seguros S.A,	100.00
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ES	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Vida, Companía de Seguros, S.A.	MX	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Warranty Solutions, Inc.	US	American Zurich Insurance Company	100.00
Zurich Whiteley Investment Trust Limited	GB	Zurich Insurance plc	100.00
Zurich Whiteley Trust Limited	GB	Zurich Whiteley Investment Trust Limited	100.00
Zurich, Companía de Seguros, S.A.	MX	Zurich Versicherungs-Gesellschaft AG	99.88
Zuritel S.p.A.	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	99.99
Zuritel S.p.A.	IT	Zurich Versicherungs-Gesellschaft AG	0.07
Farmers Insurance Exchange	US	See Note 2
Fire Insurance Exchange	US	See Note 5
Truck Insurance Exchange	US	See Note 8

Note 2: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Note 5: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Note 8: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Country Code Key

AN	Netherlands Antilles	DE	Germany	MU	Mauritius
AR	Argentina	ES	Spain	MX	Mexico
AT	Austria	FR	France	MY	Malaysia
AU	Australia	GB	United Kingdom	PT	Portugal
BH	Bahrain	HK	Hong Kong	RU	Russian Federation
BM	Bermuda	ID	Indonesia	SG	Singapore
BO	Bolivia	IE	Ireland	SZ	Swaziland
BR	Brazil	IM	Isle of Man	TH	Thailand
BS	Bahamas	IN	India	TW	Taiwan
BW	Botswana	IT	Italy	US	United States
CA	Canada	JE	Channel Islands	UY	Uruguay
CH	Switzerland	JP	Japan	VE	Venezuela
CL	Chile	LB	Lebanon	VG	Virgin Islands
CN	China	LU	Luxembourg	ZA	South Africa
CY	Cyprus	MT	Malta

Organizations Affiliated with Farmers New World Life Insurance Company

Company	Domicile	Ownership	%
20th Century Insurance Services, Inc.	NV	21st Century Insurance Group	100.00
21st Century Casualty Company	CA	21st Century Insurance Group	100.00
21st Century Insurance and Financial Services, Inc.	DE	Farmers Insurance Exchange	80.00
21st Century Insurance and Financial Services, Inc.	DE	Fire Insurance Exchange	10.00
21st Century Insurance and Financial Services, Inc.	DE	Truck Insurance Exchange	10.00
21st Century Insurance Company	CA	21st Century Insurance Group	100.00
21st Century Insurance Company of the Southwest	TX	21st Century Insurance Group	100.00
21st Century Insurance Group	DE	Farmers Insurance Exchange	80.00
21st Century Insurance Group	DE	Fire Insurance Exchange	10.00
21st Century Insurance Group	DE	Truck Insurance Exchange	10.00
50th State Risk Management Services, Inc.	HI	Hawaii Insurance Consultants, Ltd.	100.00
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00
21st Century Centennial Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Centennial Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Centennial Insurance Company	PA	Truck Insurance Exchange	10.00
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00
21st Century National Insurance Company, Inc.	NY	21st Century Security Insurance Company	100.00
21st Century Preferred Insurance Company	PA	21st Century Centennial Insurance Company	100.00
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00
American Federation Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
21st Century North America Insurance Company	NY	Farmers Insurance Exchange	80.00
21st Century North America Insurance Company	NY	Fire Insurance Exchange	10.00
21st Century North America Insurance Company	NY	Truck Insurance Exchange	10.00
21st Century Superior Insurance Company.	CA	21st Century North America Insurance Company	100.00
21st Century Assurance Company	DE	Farmers Insurance Exchange	80.00
21st Century Assurance Company	DE	Fire Insurance Exchange	10.00
21st Century Assurance Company	DE	Truck Insurance Exchange	10.00
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00
21st Century Pacific Insurance Company	CO	Farmers Insurance Exchange	80.00

Company	Domicile	Ownership	%
21st Century Pacific Insurance Company	CO	Fire Insurance Exchange	10.00
21st Century Pacific Insurance Company	CO	Truck Insurance Exchange	10.00
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00
APEX Adjustment Bureau, Inc.	FL	Bristol West Holdings, Inc.	100.00
Bayview Adjustment Bureau, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Georgia, Inc.	GA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Pennsylvania, Inc.	PA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Texas, Inc.	TX	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00
Civic Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Civic Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00
Coast National Insurance Company	CA	Coast National Holding Company	100.00
Exact Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Exact Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00
Farmers Insurance Co. of Arizona	AZ	Farmers Insurance Exchange	70.00
Farmers Insurance Co. of Arizona	AZ	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Arizona	AZ	Fire Insurance Exchange	10.00
Farmers Insurance Co. of Idaho	ID	Farmers Insurance Exchange	80.05
Farmers Insurance Co. of Idaho	ID	Truck Insurance Exchange	13.30
Farmers Insurance Co. of Idaho	ID	Fire Insurance Exchange	6.65
Farmers Insurance Co. of Oregon	OR	Farmers Insurance Exchange	80.00
Farmers Insurance Co. of Oregon	OR	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Washington	WA	Fire Insurance Exchange	80.00
Farmers Insurance Co. of Washington	WA	Truck Insurance Exchange	20.00
Farmers Insurance Co., Inc.	KS	Farmers Insurance Exchange	90.00
Farmers Insurance Co., Inc.	KS	Fire Insurance Exchange	10.00
Farmers Insurance Exchange	CA	Interinsurance Exchange
Farmers Insurance Hawaii, Inc.	HI	Farmers Insurance Exchange	80.00
Farmers Insurance Hawaii, Inc.	HI	Fire Insurance Exchange	10.00
Farmers Insurance Hawaii, Inc.	HI	Truck Insurance Exchange	10.00
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Co.	100.00
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00
Farmers Texas County Mutual Insurance Company	TX	See Note 1
Farmers Value Added, Inc.	NV	Farmers Group, Inc.	100.00
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, MI	100.00
FFS Holding, LLC	NV	Mid Century Ins. Co.	100.00
F.I.G. Holding Company	CA	Fire Underwriters Association	70.00
F.I.G. Holding Company	CA	Truck Underwriters Association	30.00
FIG Leasing Company, Inc.	CA	Farmers Group, Inc.	95.20
FIG Leasing Company, Inc.	CA	Truck Underwriters Association	3.10
FIG Leasing Company, Inc.	CA	Fire Underwriters Association	1.70
Fire Insurance Exchange	CA	Interinsurance Exchange
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00
Foremost County Mutual Insurance Company	TX	See Note 2

Company	Domicile	Ownership	%
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00
Foremost Financial Services Corporation	DE	FCOA, LLC	100.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00
Foremost Lloyds of Texas	TX	See Note 3
Foremost Property and Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
GP, LLC	DE	Bristol West Holdings, Inc.	100.00
Hawaii Insurance Consultants, Ltd.	HI	Farmers Insurance Exchange	80.00
Hawaii Insurance Consultants, Ltd.	HI	Fire Insurance Exchange	10.00
Hawaii Insurance Consultants, Ltd.	HI	Truck Insurance Exchange	10.00
i21 Insurance Services	CA	21st Century Insurance Group	100.00
Illinois Farmers Insurance Co.	IL	Farmers Insurance Exchange	100.00
Insurance Data Systems, G.P.	FL	GP, LLC	0.10
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90
Kraft Lake Insurance Agency	MI	FCOA, LLC	100.00
Leschi Life Assurance Company	SC	Farmers New World Life Insurance Company	100.00
MI Administrators, LLC	DE	FIG Leasing Company, Inc.	100.00
Mid Century Insurance Company	CA	Farmers Insurance Exchange	80.00
Mid Century Insurance Company	CA	Fire Insurance Exchange	12.50
Mid Century Insurance Company	CA	Truck Insurance Exchange	7.50
Mid Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00
Neighborhood Spirit Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Neighborhood Spirit Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
21st Century Security Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Security Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Security Insurance Company	PA	Truck Insurance Exchange	10.00
Security National Insurance Company	FL	Bristol West Holdings, Inc.	75.00
Security National Insurance Company	FL	Insurance Data Systems, G.P.	25.00
Texas Farmers Insurance Co.	TX	Farmers Insurance Exchange	86.30
Texas Farmers Insurance Co.	TX	Mid Century Ins. Co.	13.70
Truck Insurance Exchange	CA	Interinsurance Exchange
Veyond Pacific Technology, Inc.	HI	Veyond Pacific Technology Solutions, LLC	100.00
Veyond Pacific Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	99.92
Veyond Pacific Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	0.08
Veyond Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	92.50
Veyond Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	7.50
Veyond Technology, Inc.	HI	Veyond Technology Solutions, LLC	100.00
Western Star Underwriters, Inc.	TX	FCOA, Inc.	100.00

Note 1: Farmers Group Inc., as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 2: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 3: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Zurich Financial Services conducts its primary insurance operations in the United States through two property/casualty groups, each operating INDEPENDENTLY with its own staff:

Zurich U.S. Insurance Group

Farmers Insurance Group

Item 29.	Indemnification

Under its By-Laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended July 15, 2010)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58.         Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a) Other Activity. Farmers Financial Solutions, LLC (“FFS”) is the principal underwriter for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A. Principal Funds Distributor, Inc., is the principal underwriter for the Accumulator VUL policy, which is also supported by the variable account.

(b) Management. The following information is furnished with respect to the officers and directors of FFS:

Name and Principal Business Address	Positions and Offices with FFS
Jerry J. Carnahan[3]	Chairman of the Board
Donald K. Mealer[1]	President, Director
Thomas D. Brown[4]	Director
Joe D. Bryant[5]	Director
Alan R. Gildemeister[6]	Director
Joseph Conversino[1]	Assistant Vice President
Bardea C. Huppert[1]	Vice President and Chief Operating Officer
Steven K. Klein[1]	Vice President and Chief Compliance Officer
Steven A. Muramoto[1]	Treasurer and Chief Financial Officer
Doren E. Hohl[2]	Secretary

Name and Principal Business Address	Positions and Offices with FFS
Dennis J. Lorch[7]	Director
Richard L. Wells[8]	Director

[1]	The principal business address is 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301.
[2]	The principal business address is 4680 Wilshire Boulevard, Los Angeles, California 90010.
[3]	The principal business address is3003 77th Ave. SE, Mercer Island, WA 98040.
[4]	The principal business address is 2525 E. Euclid, #214, Des Moines, IA 50317.
[5]	The principal business address is 1720 S. Broadway, Moore, OK 73160.
[6]	The principal business address is 634 Pratt Avenue, North Schaumburg, IL 60193.
[7]	The principal business address is P. O. Box 99, 30965 Hwy 25, Advance, MO 63730.
[8]	The principal business address is P. O. Box 1119, Lake Ozarks, MO 65049.

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
FFS	N/A	N/A	$ 8,838,693	$ 2,200,093

Prior to September, 2008, we have paid no commissions to FFS for sales of the Policies because sales of the Policies only began in September 2008. However, we have paid, and continue to pay, commissions to FFS for sales of other variable life insurance policies supported by the variable account.

Other Compensation. FFS’ sales representatives and their managers are eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements.

Item 31.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3003 77th Avenue, S.E., Mercer Island, Washington 98040, at 2500 Farmers Way, Columbus, OH 43235, and at McCamish Systems, LLC, Insurance Administrators, 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 4 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 30th day of April, 2012.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
(Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Katherine P. Cody
	Garrett B. Paddor		Katherine P. Cody
	Vice President, Corporate Secretary and General Counsel Farmers New World Life Insurance Company		Senior Vice President and Chief Financial Officer Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Katherine P. Cody
	Garrett B. Paddor		Katherine P. Cody
	Vice President, Corporate Secretary and General Counsel Farmers New World Life Insurance Company		Senior Vice President and Chief Financial Officer Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

*
David J. Dietz	Director and Chairman of the Board

*
Jerry J. Carnahan	Director and President, Chief Executive Officer (Principal Executive Officer)

*
Jeffrey J. Dailey	Director

*
Kenneth L. Carroll	Director

*
Jon C. Porter, Sr.	Director

*
Stanley R. Smith	Director

*
John F. Sullivan, Jr.	Director

/s/ Katherine P. Cody
Katherine P. Cody	Attorney-In-Fact

* Pursuant to Power of Attorney previous filed or filed herewith.

EXHIBIT INDEX

Exhibit (h)(33)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company

Exhibit (j)(1)	Power of Attorney

Exhibit (k)(1)	Opinion of Garrett B. Paddor, Esquire

Exhibit (n)(1)	Consent of PricewaterhouseCoopers LLP

Exhibit (q)(2)	Revised Description of Issuance, Transfer and Redemption Procedures for Farmers EssentialLife Variable Universal Life Policies Issues by Farmers New World Life Insurance Company